Exhibit 10.29

EXECUTION COPY

MASTER TRANSACTION AGREEMENT

by and among

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA,

and

NATIONAL INDEMNITY COMPANY

(solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, 6.6 and 6.9 and Articles II, V, VII and VIII)

Dated as of February 4, 2013

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF NICO

5.1	Organization and Good Standing	14
5.2	Authority; Enforceability; Non-Contravention	14
5.3	Consents and Approvals	15
5.4	Orders	15
5.5	Permits	16
5.6	Certain Proceedings	16
5.7	Ratings	16
5.8	No Other Representations or Warranties	16

ARTICLE VI

ADDITIONAL AGREEMENTS OF CGLIC, BERKSHIRE LIFE AND NICO

6.1	Expenses	16
6.2	Maintenance of Books and Records	17
6.3	Cooperation	17
6.4	Regulatory Compliance	17
6.5	Confidentiality	17
6.6	Conduct of Business	19
6.7	Escrow of the ALC Model and Census Values	19
6.8	Redomestication	20
6.9	Publications	20

ARTICLE VII

INDEMNIFICATION

7.1	CGLIC’s Indemnification Obligations	20
7.2	Berkshire Life’s Indemnification Obligations	20
7.3	NICO’s Indemnification Obligations	21
7.4	Indemnification Procedures	21
7.5	Limitations on Indemnification Obligations	22
7.6	[Intentionally Omitted]	24
7.7	Exclusive Remedy	24

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1	Notices	25
8.2	Entire Agreement	27
8.3	Waiver and Amendment	27
8.4	Successors and Assigns	28

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8.5	Headings	28
8.6	Construction; Interpretation	28
8.7	Governing Law and Jurisdiction	29
8.8	No Third Party Beneficiaries	29
8.9	Counterparts	29
8.10	Severability	30
8.11	Specific Performance	30
8.12	Waiver of Jury Trial	30
8.13	Incontestability	31
8.14	Set-Off	31
8.15	Currency	31
8.16	Waiver of Duty of Utmost Good Faith	31

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LIST OF EXHIBITS

Exhibit A	ALC Model Purchase Option Agreement
Exhibit B	Form of Trust Agreement
Exhibit C	NICO Surety Policy
Exhibit D	Retrocession Agreement
Exhibit E	Form of Security and Control Agreement

LIST OF SCHEDULES

Schedule 1.1(a)	Covered Contracts
Schedule 1.1(b)	Specified Assumptions
Schedule 1.1(c)	Specified Scenario Results
Schedule 1.1(d)	Third Party Retrocessional Agreements
Schedule 3.8(b)	ALC Model Exclusions
Schedule 6.7 (b)	ALC Model and Census Values Escrow Protocol
Schedule 6.7(c)	Date of In-Force Updates

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MASTER TRANSACTION AGREEMENT

THIS MASTER TRANSACTION AGREEMENT, dated as of February 4, 2013 (this “Agreement”), has been made and entered into by and among Connecticut General Life Insurance Company, a Connecticut life insurance company (“CGLIC”), Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company (“Berkshire Life”), and National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”), solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, 6.6 and 6.9 and Articles II, V, VII and VIII.

WITNESSETH:

WHEREAS, upon the terms and subject to the conditions of this Agreement and the Ancillary Agreements (all capitalized terms used in these recitals and not otherwise defined having the respective meanings assigned to them in Section 1.1), CGLIC and Berkshire Life desire to enter into a reinsurance transaction, pursuant to which CGLIC will cede the Covered Liabilities to Berkshire Life, and pursuant to which Berkshire Life will reinsure CGLIC for such liabilities;

WHEREAS, simultaneously with their entry into this Agreement on the date hereof:  (i) CGLIC and Berkshire Life will enter into the Retrocession Agreement pursuant to which CGLIC will cede to Berkshire Life, and Berkshire Life will assume, the Covered Liabilities, (ii) NICO shall issue to CGLIC the NICO Surety Policy pursuant to which NICO will assume certain obligations including guaranteeing to CGLIC the payment of all obligations of Berkshire Life under the Retrocession Agreement, (iii) CGLIC and Berkshire Life will enter into the ALC Model Purchase Option Agreement pursuant to which CGLIC will grant to Berkshire Life an option to purchase CGLIC’s intellectual property rights in the ALC Model at any time in Berkshire Life’s sole discretion starting on the third anniversary of the date hereof and (iv) CGLIC and Berkshire Life, or their respective Affiliates, will execute and deliver such other agreements, instruments and documents as are described herein; and

WHEREAS, as soon as practical after the date hereof, (i) CGLIC, Berkshire Life, NICO and the Trustee will enter into the Trust Agreement in the form attached hereto with such changes as may be required by the Trustee, pursuant to which Berkshire Life and NICO will establish a grantor trust for the benefit of CGLIC to secure Berkshire Life’s obligations under the Retrocession Agreement and NICO’s obligation under the NICO Surety Policy, and (ii) CGLIC, Berkshire Life, NICO and the Trustee, as securities intermediary, will enter into the Security and Control Agreement in the form attached hereto with such changes as may be required by the Trustee, pursuant to which Berkshire Life and NICO will grant to CGLIC a security interest in and continuing lien on, among other things, all of Berkshire Life’s and NICO’s right, title and interest in the Trust Account or any replacement or successor thereof or substitution therefor.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, CGLIC, Berkshire Life and NICO (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1          Definitions.

The following terms shall have the respective meanings set forth below throughout this Agreement:

“A.M. Best” means A.M. Best Company, Inc.

“Affiliate” means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“ALC Dispute Notice” has the meaning set forth in the Retrocession Agreement.

“ALC Model” has the meaning set forth in Section 6.7(a).

“ALC Model Adjustment Amount” has the meaning set forth in Retrocession Agreement.

“ALC Model and Census Values Escrow Protocol” has the meaning set forth in Section 6.7(b).

“ALC Model Exclusions” has the meaning set forth in Section 3.8(b).

“ALC Model Purchase Option Agreement” means the purchase option agreement by and between CGLIC and Berkshire Life, attached as Exhibit A hereto.

“ALC Model Representations” means the representations and warranties of CGLIC set forth in Section 3.8(a), made subject to, and qualified in their entirety by, the ALC Model Exclusions.

“Ancillary Agreements” means each of the agreements attached hereto as Exhibits A through E and each of the agreements, exhibits, annexes, schedules and other attachments thereto; provided, however, that for purposes of Section 7.7, the NICO Surety Policy shall not be deemed to be an Ancillary Agreement for all purposes under such Section.

“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority or any Tax Authority pursuant to any of the foregoing, in each case applicable to any Party, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.

“Berkshire Indemnitees” has the meaning set forth in Section 7.1.

“Berkshire Life” has the meaning set forth in the Preamble.

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“Berkshire Life Permits” has the meaning set forth in Section 4.5.

“Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of a Party or its Affiliates and relating to the Business Covered, including (i) administrative records, (ii) claim records, (iii) policy files, (iv) sales records, (v) files and records relating to Applicable Law, (vi) reinsurance records, (vii) underwriting records, (viii) accounting records and (ix) for all taxable periods ending after December 31, 2003 and solely with respect to the Covered Contracts, Tax records and all other data and information with respect to Tax disputes (subject to proper safeguards and exclusions reasonably agreed by the Parties), but excluding (a) Tax Returns, (b) files, records, data and information with respect to employees, (c) records, data and information with respect to any employee benefit plan, (d) any files, records, data and information not reasonably related to the Business Covered, (e) any materials prepared for the boards of directors of Berkshire Life, CGLIC or their Affiliates and (f) any materials that are privileged and/or confidential for which CGLIC or its Affiliates do not have a common interest agreement with Berkshire Life; provided, that if any such records or data referred to in the foregoing clauses (i) through (viii) contain information which does not relate to the Business Covered, such information shall not constitute “Books and Records” for purposes of this Agreement.

“Business Covered” means the life reinsurance business of CGLIC relating to the Covered Contracts.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Connecticut or Nebraska are required or authorized by law to be closed.

“Calculation Date” means December 31, 2012.

“Census Values” means, with respect to any VA Contract, the following information:  (i) the identity, gender and date of birth of each insured under the VA Contract; (ii) the effective date of the VA Contract; (iii) the current asset value of the VA Contract; (iv) the current surrender value of the VA Contract, where applicable; and (v) the current guaranteed minimum death benefit and, if applicable, current guaranteed minimum income benefit base provided under the VA Contract.

“CGLIC” has the meaning set forth in the Preamble.

“CGLIC Indemnitees” has the meaning set forth in Section 7.2.

“CGLIC Permits” has the meaning set forth in Section 3.5.

“Claim” has the meaning set forth in Section 7.4(a).

“Claims Notice” has the meaning set forth in Section 7.4(a).

“Confidential Information” has the meaning set forth in Section 6.5(c).

“Covered Contracts” means the reinsurance contracts listed on Schedule 1.1(a).

“Covered Liabilities” has the meaning set forth in the Retrocession Agreement.

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“Disclosing Party” has the meaning set forth in Section 6.5(a).

“Effective Time” means 12:01 a.m. New York time, on February 4, 2013.

“Encumbrance” means any pledge, security interest, mortgage, lien, attachment, right of first refusal, or option, including any restriction on receipt of income or exercise of any other attribute of ownership, except such restrictions as may be contained in any insurance Applicable Law.

“Enforceability Exceptions” has the meaning set forth in Section 3.2(a).

“Excluded Liabilities” shall have the meaning set forth in the Retrocession Agreement.

“GAAP” means with respect to any entity and any financial statements, United States generally accepted accounting principles, consistently applied by such entity, as in effect at the date of such financial statements.

“Governmental Authority” means any government, political subdivision, court, arbitrator, arbitration panel, mediator, mediation panel, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous, other than any Tax Authority.

“Indemnified Party” has the meaning set forth in Section 7.4(a).

“Indemnifying Party” has the meaning set forth in Section 7.4(a).

“Indemnity Cap” has the meaning set forth in Section 7.5(c).

“Indemnity Threshold” has the meaning set forth in Section 7.5(c).

“Iron Mountain” means Iron Mountain Incorporated, a Delaware corporation.

“Knowledge of Berkshire Life” means the actual knowledge of Donald Wurster and Dale Gesitkemper.

“Knowledge of CGLIC” means the actual knowledge of Katherine Wade, Scott Schneider and Mark Parsons.

“Knowledge of NICO” means the actual knowledge of Donald Wurster and Dale Gesitkemper.

“Loss” means any damages, claims, losses, liabilities, charges, actions, suits, proceedings, deficiencies, Taxes, fees, assessments, interest, penalties, reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses), and including any of the foregoing relating to enforcement of any Person’s rights to indemnity under this Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“NICO” has the meaning set forth in the Preamble.

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“NICO Permits” has the meaning set forth in Section 5.5.

“NICO Surety Policy” means the surety policy delivered by NICO to CGLIC, attached as Exhibit C hereto.

“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Party” or “Parties” has the meaning set forth in the Recitals.

“Permit” means any license, permit, order, approval, consent, registration, membership, authorization or qualification under any Applicable Law or with any Governmental Authority or under any industry or non-governmental self-regulatory organization.

“Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including a Governmental Authority.

“Receiving Party” has the meaning set forth in Section 6.5(a).

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.

“Reserves” means, as required by SAP, reserves (including any gross, net and ceded reserves, but excluding tax reserves), funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses in respect of the Business Covered.

“Retrocession Agreement” means the reinsurance agreement by and between CGLIC and Berkshire Life, attached as Exhibit D hereto.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“SAP” means the statutory accounting principles prescribed or permitted by the Commissioner of Insurance of the State of Connecticut.

“Security and Control Agreement” means the security and control agreement by and among CGLIC, Berkshire Life, NICO and the Trustee, as securities intermediary, in the form attached as Exhibit E hereto with such changes as may be required by the Trustee.

“Specified Assumptions” means the actuarial and capital market assumptions attached hereto as Schedule 1.1(b).

“Specified Scenario Results” means the expected claims and premiums associated with the Covered Contracts, net of amounts payable under the Third Party Retrocessional Agreements, as calculated by the ALC Model as of the Calculation Date, using the Census Values and applying the Specified Assumptions, such expected claims and premiums being attached hereto as Schedule 1.1(c).

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“Subsidiary” means, when used with respect to any Party, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests) are, as of such date, owned by such Party or one or more Subsidiaries of such Party or by such Party and one or more Subsidiaries of such Party.

“Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.

“Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, guaranty fund assessment, retaliatory, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.

“Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.

“Third Party Claim” has the meaning set forth in Section 7.4(b).

“Third Party Retrocessional Agreements” means the retrocessional contracts listed on Schedule 1.1(d) between CGLIC and retrocessionaires (other than Berkshire Life) whereby CGLIC has, prior to the Effective Time, ceded reinsurance on the Covered Liabilities, without regard to any amendment, recapture or termination of any such contracts on or after the Effective Time.

“Third Party Retrocession Recoverables” means all amounts payable by retrocessionaires under the Third Party Retrocessional Agreements.

“Trust Account” means the trust account established pursuant to the Trust Agreement.

“Trust Agreement” means the trust agreement by and among CGLIC, Berkshire Life, NICO and the Trustee, in the form attached as Exhibit B hereto with such changes as may be required by the Trustee.

“Trustee” means the trustee named in the Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Trust Agreement.

“VA Contracts” means the variable annuity contracts and their related riders reinsured under the Covered Contracts.

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ARTICLE II

AGREEMENTS OF THE PARTIES

2.1          Agreements of the Parties.

(a)           Simultaneously with their entry into this Agreement on the date hereof, CGLIC and Berkshire Life shall have executed and delivered to each other the Retrocession Agreement which shall be effective as of the Effective Time.

(b)           As soon as practical after the date hereof, CGLIC, Berkshire Life and NICO shall (i) execute and deliver to each other the Trust Agreement in the form attached hereto with such changes as may be required by the Trustee, and (ii) arrange for the Trustee to execute and deliver the Trust Agreement.

(c)           As soon as practical after the date hereof, CGLIC, Berkshire Life and NICO shall (i) execute and deliver to each other the Security and Control Agreement in the form attached hereto with such changes as may be required by the Trustee, and (ii) arrange for the Trustee, as securities intermediary, to execute and deliver the Security and Control Agreement.

(d)           Simultaneously with its entry into this Agreement on the date hereof, NICO shall have executed and delivered to CGLIC the NICO Surety Policy which shall be effective as of the date hereof.

(e)           Simultaneously with their entry into this Agreement on the date hereof, CGLIC and Berkshire Life shall have executed and delivered to each other the ALC Model Purchase Option Agreement which shall be effective as of the Effective Time.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CGLIC

CGLIC hereby represents and warrants to Berkshire Life that as of the date hereof:

3.1          Organization and Good Standing.

CGLIC (i) is duly incorporated and validly existing as a corporation or other legal entity under the laws of its jurisdiction of incorporation or domicile; (ii) has full corporate power and authority to carry on the Business Covered as it is now being conducted and to own, lease and operate its properties and assets to the extent relating to the Business Covered; and (iii) is duly qualified to do business as a foreign or alien corporation, as the case may be, in good standing in each jurisdiction in which the conduct of the Business Covered or the ownership, leasing or operation of its properties or assets relating to the Business Covered makes such qualification necessary, except where the failure to so qualify, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

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3.2          Authority; Enforceability; Non-Contravention.

(a)           CGLIC has full corporate power and authority to execute and to deliver this Agreement, and to consummate the transactions contemplated herein.  CGLIC has taken all necessary corporate action to authorize the execution and performance of this Agreement.  This Agreement has been duly executed and delivered by CGLIC and, assuming due authorization, execution, and delivery of this Agreement by Berkshire Life, is the valid and binding obligation of CGLIC, enforceable against CGLIC in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, and other similar laws in effect relating to or affecting the enforcement of the rights and remedies of creditors of insurance companies or the enforcement of creditors’ rights generally and general principles of equity, whether considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(b)           The execution, delivery and performance of this Agreement by CGLIC will not, with or without the giving of notice or passage of time or both, (i) violate or result in a default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of CGLIC, or (B) any Applicable Law or any CGLIC Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

(c)           CGLIC has full corporate power and authority to execute and to deliver the Ancillary Agreements, and to consummate the transactions contemplated therein.  CGLIC has taken all necessary corporate action to authorize the execution and performance of such Ancillary Agreements.  The Ancillary Agreements, if and when executed by CGLIC pursuant to the terms and conditions of this Agreement, will be duly executed and delivered by CGLIC and, assuming due authorization, execution, and delivery of the Ancillary Agreements by the other parties thereto, will be the valid and binding obligation of CGLIC, enforceable against CGLIC in accordance with their terms, subject to the Enforceability Exceptions.

(d)           The execution, delivery and performance of any Ancillary Agreement by CGLIC will not, with or without the giving of notice or passage of time or both, (i) violate or result in a default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of CGLIC, or (B) any Applicable Law or any CGLIC Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

3.3          Consents and Approvals.

No consents or approvals of, or filing with, any Governmental Authority, is required to be made or obtained by CGLIC or its Affiliates in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been made or obtained.

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In addition, no consent or approval from any other third party is required to be obtained by CGLIC in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been obtained.

3.4          Orders.

There are no material outstanding Orders relating to the Business Covered against or involving CGLIC by or before any Governmental Authority.  CGLIC has not received written notice from any Governmental Authority that it is currently intending to issue any such Order.

3.5          Permits.

CGLIC holds (a) all material Permits from all Governmental Authorities responsible for regulating insurance or reinsurance companies that are necessary for the current operation and conduct of its business and to own or use its assets and properties, as such assets and properties are owned and used on the date hereof in each of the jurisdictions in which such business is operated and conducted, in each case, in connection with the Business Covered, and (b) except as otherwise would not have a material adverse effect, all other material Permits from all Governmental Authorities other than those responsible for regulating insurance or reinsurance companies that are necessary for the current operation and conduct of its business and to own or use its assets and properties, as such assets and properties are owned and used on the date hereof in each of the jurisdictions in which such business is operated and conducted, in each case, in connection with the Business Covered (collectively, the “CGLIC Permits”).  All CGLIC Permits are valid and in full force and effect in accordance with their terms.  There is no proceeding pending or, to the Knowledge of CGLIC, threatened, to revoke, cancel, suspend, terminate, limit, restrict, impair or modify any CGLIC Permit, nor has CGLIC received any written notice from any Governmental Authority of the failure to have any CGLIC Permit required by Applicable Law or alleging that CGLIC is not in material compliance with any CGLIC Permit.

3.6          Certain Proceedings.

There is no pending or, to the Knowledge of CGLIC, threatened, action against CGLIC or its Affiliates in or with any Governmental Authority that challenges or may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

3.7          Brokers or Finders.

Except for Merrill, Lynch, Pierce, Fenner & Smith Incorporated, whose fees will be the sole responsibility of CGLIC, no broker or finder has acted directly or indirectly for CGLIC, nor has CGLIC incurred any obligation or liability for brokerage or finders’ fees or agents’ commissions or other similar payments, in connection with this Agreement or the Ancillary Agreements and the transactions contemplated hereby or thereby.

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3.8          ALC Model Representations.

(a)           Subject to and qualified in their entirety by the ALC Model Exclusions:

(i)            The Specified Scenario Results are based upon a true, accurate and complete list of the VA Contracts as of the Calculation Date.

(ii)           There are no material inaccuracies or omissions in the Census Values that have been entered into the ALC Model with respect to the VA Contracts as of the Calculation Date.

(iii)          The ALC Model accurately reflects in all material respects the terms of the VA Contracts and the Covered Contracts to the extent such terms relate to the financial obligations of the parties to the Covered Contracts as of the Calculation Date.

(iv)          There are no material inaccuracies or omissions in the coding, compilation or aggregation of any data or information entered into the ALC Model that are relevant to the calculation of the Specified Scenario Results.

(v)           The copies of the ALC Model and the Census Values which shall be delivered after the date hereof to Iron Mountain in accordance with the ALC Model and Census Values Escrow Protocol shall be identical to the copies of the ALC Model and the Census Values which were used to produce the Specified Scenario Results.

(b)           Notwithstanding any provision of this Agreement or any Ancillary Agreement, CGLIC makes no representations or warranties with respect to the following (collectively, the “ALC Model Exclusions”):

(i)            the reasonableness, adequacy or appropriateness of the Specified Assumptions;

(ii)           items set forth on Schedule 3.8(b); or

(iii)          any inaccuracies or omissions in the factual data inputs utilized in the ALC Model resulting from any errors or omissions in any information provided by (A) the holders of, or annuitants under, the VA Contracts, (B) the underlying cedents of the Covered Contracts or (C) any other person who is not an Affiliate or employee of CGLIC, except to the extent that CGLIC has Knowledge of such inaccuracies or omissions.

The Parties acknowledge and agree that the effect of any ALC Model Exclusion will not be considered in determining whether any ALC Model Representation was inaccurate when made or in calculating the ALC Model Adjustment Amount.

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3.9          Covered Contracts.

(a)           Each Covered Contract is in full force and effect and is valid and enforceable in accordance with its terms, subject to the Enforceability Exceptions.  CGLIC has not received any notice of (i) the initiation of arbitration or any other dispute resolution proceeding or of an intent to so initiate any such proceeding with regards to any Covered Contract or (ii) a cancellation or non-renewal of or an intent to cancel or not renew any Covered Contract and, to the Knowledge of CGLIC, in the case of both (i) and (ii), there are no facts or circumstances that would reasonably be likely to give rise to the delivery of any such notice.

(b)           CGLIC has made available to Berkshire Life prior to the date hereof true and complete copies of each Covered Contract.

3.10        No Other Representations or Warranties.

Notwithstanding anything contained in this Agreement or any Ancillary Agreements to the contrary, (a) neither CGLIC nor any Person on behalf of CGLIC is making any representations or warranties whatsoever, express or implied, beyond those expressly made by CGLIC in ARTICLE III hereof, and (b) Berkshire Life, NICO, their respective Affiliates have not been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by any Person, that are not expressly set forth in this ARTICLE III.  Without limiting the generality of the foregoing, each of Berkshire Life and NICO acknowledges, understands and agrees that no representations or warranties are made with respect to (i) any projections, forecasts, estimates, budgets, tax reserves or claim information that may have been made available to Berkshire Life, NICO, their respective Affiliates or any of their respective Representatives; (ii) the adequacy or sufficiency of Reserves; (iii) the effect of the adequacy or sufficiency of Reserves on any line item, asset, liability or equity amount on any financial or other document, whether such line item, asset, liability or equity amount is computed with respect to SAP or GAAP, as appropriate; (iv) whether or not Reserves or tax reserves were determined in accordance with any actuarial, statutory, regulatory or other standard; (v) the accuracy or adequacy of experience data or assumptions; or (vi) any other information or documents made available to Berkshire Life, NICO or any of their Affiliates or Representatives, except as expressly covered by a representation or warranty contained in this ARTICLE III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BERKSHIRE LIFE

Berkshire Life hereby represents and warrants to CGLIC that as of the date hereof:

4.1          Organization and Good Standing.

Berkshire Life is duly incorporated and validly existing as a corporation or other legal entity under the laws of its jurisdiction of incorporation or domicile.  Berkshire Life has full corporate power and authority to conduct its business as it is now being conducted.

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4.2          Authority; Enforceability; Non-Contravention.

(a)           Berkshire Life has full corporate power and authority to execute and to deliver this Agreement, and to consummate the transactions contemplated herein.  Berkshire Life has taken all necessary corporate action to authorize its execution and performance of this Agreement.  This Agreement has been duly executed and delivered by Berkshire Life and, assuming due authorization, execution, and delivery of this Agreement by CGLIC, is the valid and binding obligation of Berkshire Life, enforceable against Berkshire Life in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(b)           The execution, delivery and performance of this Agreement by Berkshire Life will not, with or without the giving of notice or passage of time or both, (i) violate or result in a default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of Berkshire Life, or (B) any Applicable Law or any Berkshire Life Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

(c)           Berkshire Life has full corporate power and authority to execute and to deliver the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated therein.  Berkshire Life has taken all necessary corporate action to authorize the execution and performance of such Ancillary Agreements.  The Ancillary Agreements, if and when executed by Berkshire Life pursuant to the terms and conditions of this Agreement, will be duly executed and delivered by Berkshire Life and, assuming due authorization, execution, and delivery of the Ancillary Agreements by the other parties thereto, will be the valid and binding obligation of Berkshire Life, enforceable against Berkshire Life in accordance with their terms, subject to the Enforceability Exceptions.

(d)           The execution, delivery and performance of any Ancillary Agreement by Berkshire Life will not, with or without the giving of notice or passage of time or both, (i) violate or result in a default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of Berkshire Life, or (B) any Applicable Law or any Berkshire Life Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

4.3          Consents and Approvals.

No consents or approvals of, or filing with, any Governmental Authority, is required to be made or obtained by Berkshire Life or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been made or obtained.  In addition, no consent or approval from any other third party is required to be obtained by Berkshire Life in connection with the execution, delivery and performance of this

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Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been obtained.

4.4          Orders.

There are no material outstanding Orders against or involving Berkshire Life by or before any Governmental Authority that may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.  Berkshire Life has not received written notice from any Governmental Authority that it is currently intending to issue any such Order.

4.5          Permits.

Berkshire Life holds (a) all material Permits from all Governmental Authorities responsible for regulating insurance or reinsurance companies that are required for the performance of its obligations under this Agreement and each Ancillary Agreement and (b) except as otherwise would not have a material adverse effect, all other material Permits from all Governmental Authorities other than those responsible for regulating insurance or reinsurance companies that are required for the performance of its obligations under this Agreement and each Ancillary Agreement (collectively, the “Berkshire Life Permits”).  All Berkshire Life Permits are valid and in full force and effect in accordance with their terms.  There is no proceeding pending or, to the Knowledge of Berkshire Life, threatened, to revoke, cancel, suspend, terminate, limit, restrict, impair or modify any Berkshire Life Permit, nor has Berkshire Life received any written notice from any Governmental Authority of the failure to have any Berkshire Life Permit required by Applicable Law or alleging that Berkshire Life is not in material compliance with any Berkshire Life Permit.

4.6          Certain Proceedings.

There is no pending or, to the Knowledge of Berkshire Life, threatened, action against Berkshire Life or its Affiliates in or with any Governmental Authority that challenges or may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

4.7          Ratings.

Since January 1, 2011, to the Knowledge of Berkshire Life, Berkshire Life has not received any notice that (a) its financial strength rating by (i) A.M. Best will be reduced below “A+” or (ii) S&P will be reduced below “AA+” or (b) that its rating by any other applicable rating agency will be adversely affected by the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

4.8          Brokers or Finders.

Neither Berkshire Life nor any of its Affiliates has incurred any obligation or liability for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with this Agreement or the Ancillary Agreements and the transactions contemplated hereby or thereby.

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4.9          Due Investigation.

Berkshire Life has such knowledge and experience in financial, business and insurance matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the Ancillary Agreements and is capable of bearing the economic risks of such transactions.  Berkshire Life has conducted such independent review and analysis of the Business Covered as it deemed appropriate and acknowledges and agrees that CGLIC has provided Berkshire Life with access to the personnel, properties, premises and Books and Records relating to the Business Covered for this purpose.  In entering into this Agreement, Berkshire Life has not relied on any factual representations of CGLIC, its Affiliates or their respective Representatives other than the representations and warranties contained in ARTICLE III of this Agreement, as to which it shall be entitled to rely notwithstanding any such independent review.

4.10        No Other Representations or Warranties.

Notwithstanding anything contained in this Agreement or any Ancillary Agreements to the contrary, (a) neither Berkshire Life nor any Person on behalf of Berkshire Life is making any representations or warranties whatsoever, express or implied, beyond those expressly made by Berkshire Life in ARTICLE IV hereof, and (b) CGLIC and its Affiliates have not been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by any Person, that are not expressly set forth in this ARTICLE IV.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF NICO

NICO hereby represents and warrants to CGLIC that as of the date hereof:

5.1          Organization and Good Standing.

NICO is duly incorporated and validly existing as a corporation or other legal entity under the laws of its jurisdiction of incorporation or domicile.  NICO has full corporate power and authority to conduct its business as it is now being conducted.

5.2          Authority; Enforceability; Non-Contravention.

(a)           NICO has full corporate power and authority to execute and to deliver this Agreement, and to consummate the transactions contemplated herein.  NICO has taken all necessary corporate action to authorize its execution and performance of this Agreement.  This Agreement has been duly executed and delivered by NICO and, assuming due authorization, execution, and delivery of this Agreement by CGLIC, is the valid and binding obligation of NICO, enforceable against NICO in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(b)           The execution, delivery and performance of this Agreement by NICO will not, with or without the giving of notice or passage of time or both, (i) violate or result in a

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default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of NICO, or (B) any Applicable Law or any NICO Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

(c)           NICO has full corporate power and authority to execute and to deliver the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated therein.  NICO has taken all necessary corporate action to authorize the execution and performance of such Ancillary Agreements.  The Ancillary Agreements, if and when executed by NICO pursuant to the terms and conditions of this Agreement, will be duly executed and delivered by NICO and, assuming due authorization, execution, and delivery of the Ancillary Agreements by the other parties thereto, will be the valid and binding obligation of NICO, enforceable against NICO in accordance with their terms, subject to the Enforceability Exceptions.

(d)           The execution, delivery and performance of any Ancillary Agreement by NICO will not, with or without the giving of notice or passage of time or both, (i) violate or result in a default or breach of, (ii) give to any Person a right of acceleration, termination, payment, suspension or revocation under, (iii) result in the loss of rights or benefits under, or (iv) result in the creation or imposition of any Encumbrance pursuant to (A) any provision of the corporate charter, by-laws or other organizational documents of NICO, or (B) any Applicable Law or any NICO Permit; provided in the case of clause (B), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

5.3          Consents and Approvals.

No consents or approvals of, or filing with, any Governmental Authority, is required to be made or obtained by NICO or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been made or obtained.  In addition, no consent or approval from any other third party is required to be obtained by NICO in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby that have not already been obtained.

5.4          Orders.

There are no material outstanding Orders against or involving NICO by or before any Governmental Authority that may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.  NICO has not received written notice from any Governmental Authority that it is currently intending to issue any such Order.

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5.5          Permits.

NICO holds (a) all material Permits from all Governmental Authorities responsible for regulating insurance or reinsurance companies that are required for the performance of its obligations under this Agreement and each Ancillary Agreement to which it is a party and (b) except as otherwise would not have a material adverse effect, all other material Permits from all Governmental Authorities other than those responsible for regulating insurance or reinsurance companies that are required for the performance of its obligations under this Agreement and each Ancillary Agreement to which it is a party (collectively, the “NICO Permits”).  All NICO Permits are valid and in full force and effect in accordance with their terms.  There is no proceeding pending or, to the Knowledge of NICO, threatened, to revoke, cancel, suspend, terminate, limit, restrict, impair or modify any NICO Permit, nor has NICO received any written notice from any Governmental Authority of the failure to have any NICO Permit required by Applicable Law or alleging that NICO is not in material compliance with any NICO Permit.

5.6          Certain Proceedings.

There is no pending or, to the Knowledge of NICO, threatened, action against NICO or its Affiliates in or with any Governmental Authority that challenges or may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

5.7          Ratings.

Since January 1, 2011, to the Knowledge of NICO, NICO has not received any notice (a) that its financial strength rating by (i) A.M. Best will be reduced below “A+”, (ii) Moody’s will be reduced below “Aa1” or (iii) S&P will be reduced below “AA+” or (b) that its rating by any other applicable rating agency will be adversely affected by the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

5.8          No Other Representations or Warranties.

Notwithstanding anything contained in this Agreement or any Ancillary Agreements to the contrary, (a) neither NICO nor any Person on behalf of NICO is making any representations or warranties whatsoever, express or implied, beyond those expressly made by NICO in ARTICLE V hereof, and (b) CGLIC and its Affiliates have not been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by any Person, that are not expressly set forth in this ARTICLE V.

ARTICLE VI

ADDITIONAL AGREEMENTS OF CGLIC, BERKSHIRE LIFE AND NICO

6.1          Expenses.

Except as otherwise expressly provided herein or in any of the Ancillary Agreements, Berkshire Life, NICO and CGLIC shall each bear their respective direct and

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indirect fees, costs and expenses incurred in connection with the negotiation and preparation of this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby, including all fees and expenses of its Representatives.

6.2          Maintenance of Books and Records.

At all times, CGLIC shall maintain the Books and Records in all material respects (a) commensurate with the manner in which it maintains books and records for its businesses other than the Business Covered, (b) in accordance with Applicable Law and (c) in accordance with sound business practices (taking into account the purposes of this Agreement and the Ancillary Agreements).

6.3          Cooperation.

After the date hereof, CGLIC, Berkshire Life and NICO shall cooperate with each other by furnishing any additional information and executing and delivering any additional documents as may be reasonably requested by the other to further perfect or evidence the consummation of any transaction contemplated by this Agreement or the Ancillary Agreements; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any liability, risk, obligation, loss, or material cost or expense not contemplated by this Agreement or the Ancillary Agreements.

6.4          Regulatory Compliance.

(a)           CGLIC, Berkshire Life and NICO shall each ensure that it holds any (i) Permits from Governmental Authorities responsible for regulating insurance or reinsurance companies required for it to perform its obligations under each Ancillary Agreement to which it is a party in compliance with Applicable Law and (ii) except as otherwise would not have a material adverse effect, other Permits from Governmental Authorities other than those responsible for regulating insurance or reinsurance companies required for it to perform its obligations under each Ancillary Agreement to which it is a party in all material respects with Applicable Law.

(b)           CGLIC, Berkshire Life and NICO shall each promptly notify the other Parties upon receipt of any written notice or communication from any Governmental Authority regarding any actual, alleged or potential violation of, or failure to comply with, the terms or requirements of any of its Permits, to the extent such circumstances have a material impact on, and are related to, the Business Covered.

6.5          Confidentiality.

(a)           CGLIC and Berkshire Life (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by any Governmental Authority, (ii) to the extent

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necessary for the performance of such Receiving Party’s obligations under this Agreement or the Ancillary Agreements, (iii) to enforce the rights of such Receiving Party and its Affiliates under this Agreement or the Ancillary Agreements, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return, (vii) in connection with any audits of such Receiving Party as required by Applicable Law or (viii) or as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded.  If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority), the Receiving Party shall provide the Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 6.5.  In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 6.5, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

(b)           The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 6.5 may result in irreparable injury to the Disclosing Party.  In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 6.5 to be performed, the Disclosing Party shall be entitled to the remedies provided in Section 8.11.

(c)           For the purposes of this Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including any information regarding the Business Covered, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party), or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.

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6.6          Conduct of Business.

(a)           From and after the date hereof, CGLIC shall not voluntarily undertake any material changes to its administrative practices with respect to the Business Covered without the prior written consent of Berkshire Life (such consent not to be unreasonably withheld, conditioned or delayed).

(b)           Each Party agrees and acknowledges that, from and after the date hereof, it shall not consolidate or merge with any other Person, or sell or transfer all or substantially all of its equity securities or assets, or undergo any similar business combination transaction, in each case, if such consolidation, merger, sale or transfer would result in such Party being unable to perform and observe such Party’s covenants and other obligations under this Agreement, unless, in each case, the performance and observance of such Party’s covenants and other obligations under this Agreement are expressly assumed by the entity formed by or surviving any such consolidation or merger, or to which such sale or transfer has been made, or following such business combination transaction, including for the avoidance of doubt, such Party’s obligations under ARTICLE VII hereunder.  No Party shall enter into or participate in any transaction designed to evade, or with the purpose of evading, its indemnification obligations under ARTICLE VII hereunder.

6.7          Escrow of the ALC Model and Census Values.

(a)           The term “ALC Model” refers to CGLIC’s proprietary, internally-developed, information technology system to generate cash flow projections for the Covered Contracts, as more particularly described in Section A.2 of Appendix 1 to Schedule 6.7(b).

(b)           In order to ensure that the original code base and data used to generate the Specified Scenario Results as of the Calculation Date are preserved and will remain intact for purposes of calculating the ALC Model Adjustment Amount, if any, pursuant to Sections 3.3 and 3.4 of the Retrocession Agreement, CGLIC has taken, prior to the date hereof, the actions set forth in Schedule 6.7(b) as are contemplated to be taken prior to the date hereof, and shall, from and after the date hereof until the date of final determination of the ALC Model Adjustment Amount, take such other actions set forth in Schedule 6.7(b) as are contemplated to be taken after the date hereof (collectively, the “ALC Model and Census Values Escrow Protocol”).

(c)           The Parties agree and acknowledge that the Census Values utilized in the ALC Model for purposes of determining the Specified Scenario Results were determined based on CGLIC’s standard formatting and aging processes based on the in-force updates provided by each underlying cedent.  The date of the in-force update of the Census Values for each underlying cedent utilized in the ALC Model is set forth on Schedule 6.7(c).

(d)           The Parties agree and acknowledge that Berkshire Life shall have access to a copy of the ALC Model in connection with its determination of any ALC Model Adjustment Amount, upon written notice to CGLIC that it has reasonably determined that it is likely that it will file an ALC Dispute Notice.

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6.8          Redomestication.

CGLIC shall not take any action that results in redomestication of CGLIC outside the United States without Berkshire Life’s prior written consent.

6.9          Publications.

Except as required by Applicable Law or stock exchange rules or regulations, none of the Parties shall issue any press release or public announcement concerning this Agreement or the Ancillary Agreements, or the transactions contemplated hereby or thereby, without obtaining the prior written approval of the other, which approval shall not be unreasonably withheld, conditioned or delayed.  The Parties shall cooperate with each other in making any release or announcement.

ARTICLE VII

INDEMNIFICATION

7.1          CGLIC’s Indemnification Obligations.

Subject to the limitations set forth in this ARTICLE VII, and without duplication under the Ancillary Agreements, from and after the date hereof, CGLIC shall indemnify, reimburse, defend and hold harmless Berkshire Life, NICO, each of their Affiliates and each of their respective directors, officers, employees and agents (the “Berkshire Indemnitees”) from and against any Loss resulting from, based upon, arising out of or otherwise relating to:

(a)           Any breach or inaccuracy of any representation or warranty made by CGLIC contained in ARTICLE III of this Agreement (other than the ALC Model Representations, the indemnification of which shall be exclusively governed in accordance with Section 3.4 of the Retrocession Agreement);

(b)           Any breach of or failure to perform any covenant or agreement of CGLIC contained in this Agreement to be performed after the date hereof (other than the covenants and agreements of CGLIC contained in Section 6.7, the indemnification of which shall be exclusively governed in accordance with Section 3.4 of the Retrocession Agreement); and

(c)           any successful enforcement of the obligations contained in this Section 7.1 against CGLIC.

7.2          Berkshire Life’s Indemnification Obligations.

Subject to the limitations set forth in this ARTICLE VII, and without duplication under the Ancillary Agreements, from and after the date hereof, Berkshire Life shall indemnify, reimburse, defend and hold harmless CGLIC, its Affiliates and their respective directors, officers, employees and agents (the “CGLIC Indemnitees”) from and against any Loss resulting from, based upon, arising out of or otherwise relating to:

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(a)           any breach or inaccuracy of any representation or warranty made by Berkshire Life contained in ARTICLE IV of this Agreement;

(b)           any breach of or failure to perform any covenant or agreement of Berkshire Life contained in this Agreement to be performed after the date hereof; and

(c)           any successful enforcement of the obligations contained in this Section 7.2 against Berkshire Life.

7.3          NICO’s Indemnification Obligations.

Subject to the limitations set forth in this ARTICLE VII, and without duplication under the Ancillary Agreements, from and after the date hereof, NICO shall indemnify, reimburse, defend and hold harmless the CGLIC Indemnitees from and against any Loss resulting from, based upon, arising out of or otherwise relating to:

(a)           any breach or inaccuracy of any representation or warranty made by NICO contained in ARTICLE V of this Agreement;

(b)           any breach of or failure to perform any covenant or agreement of NICO contained in this Agreement to be performed after the date hereof; and

(c)           any successful enforcement of the obligations contained in this Section 7.3 against NICO.

7.4          Indemnification Procedures.

(a)           In the event that either a CGLIC Indemnitee or a Berkshire Indemnitee desires to assert a demand, claim or circumstance that, immediately or with the lapse of time, could give rise to a claim (each, a “Claim”) for indemnification hereunder (other than a Third Party Claim pursuant to Section 7.4(b)), such Party seeking indemnification (the “Indemnified Party”) shall, as promptly as is reasonably practicable after becoming aware of the claim and entitlement to assert indemnification therefor, deliver written notice (such notice or the notice described in Section 7.4(b), a “Claims Notice”) to the Party from whom indemnification is sought (the “Indemnifying Party”); provided, however, that a failure to give such notice shall not affect the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is actually prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to provide such notice).  The Claims Notice shall describe the Claim in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss, and method of computation thereof, that has been or may be suffered by the Indemnified Party and the provisions of this Agreement in respect of which such right of indemnification is sought or arises.

(b)           Promptly after receipt from any third party by an Indemnified Party of a notice of any demand, claim or circumstance that, immediately or with the lapse of time, could give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (a “Third Party Claim”) that may result in a Loss for which indemnification may be sought hereunder, the Indemnified Party shall deliver a Claims Notice to

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the Indemnifying Party; provided, however, that a failure to give such notice shall not affect the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is actually prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to provide such notice).  The Claims Notice shall describe the Third Party Claim in reasonable detail (including the identity of the third party), and shall indicate, to the extent known, the amount (estimated, if necessary) of the Loss, and method of computation thereof, and the provisions of this Agreement in respect of which such right of indemnification is sought or arises.  The Indemnified Party shall deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third Party Claim.

(c)           The Indemnifying Party shall be entitled to settle or assume and control the defense of any Third Party Claim at its own expense and by its own counsel.  If the Indemnifying Party elects to settle or defend such Third Party Claim, it shall, within forty-five (45) calendar days following its receipt of the Claims Notice notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the settlement of, or defense against, such Third Party Claim, including, if appropriate and related to the Third Party Claim in question, in making any reasonable counterclaim against such third party, or any cross complaint against any Person (other than the Indemnified Party or its Affiliates).  Should the Indemnifying Party so elect to assume the defense of a Third-Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereto.  The Indemnified Party shall have the right to employ separate counsel in defense of such Third Party Claim and participate in such defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party.  If the Indemnifying Party elects not to settle or defend the Third Party Claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to provide indemnification under this Agreement, the Indemnified Party may pay, settle or defend such Third Party Claim.  Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnified Party may settle any Third Party Claim without the consent of the other party; provided, that such consent to settlement shall not be unreasonably withheld, conditioned or delayed; further provided, the Indemnifying Party may, without the Indemnified Party’s prior written consent, settle any Third Party Claim or consent to entry of any judgment with respect to any Third Party Claim which requires solely money damages paid by the Indemnifying Party (without any right of reimbursement or other recourse to the Indemnified Party), and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim.  If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary, appropriate or useful for such defense.

7.5          Limitations on Indemnification Obligations.

(a)           Required payments by an Indemnifying Party pursuant to this ARTICLE VII shall be limited to the amount of any Loss remaining after deducting therefrom (i) any insurance or reinsurance proceeds actually received by the Indemnified Party on account of the Loss (other than with respect to any insurance or reinsurance coverage provided by an Affiliate of the Indemnified Party), (ii) any Tax benefit actually realized by the Indemnified Party in

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respect of such Loss, and (iii) any indemnity, contribution, or other similar payment actually received by any Indemnified Party from any third party, in each case with respect to such Loss.  The Indemnified Party shall use commercially reasonable efforts to collect all such proceeds, indemnity, contribution or other similar payments.

(b)           Except for the representations and warranties contained in Sections 3.1, 3.2, 3.7, 3.8, 3.10, 4.1, 4.2, 4.8, 4.9, 4.10, 5.1, 5.2 and 5.8, all representations and warranties made by CGLIC, Berkshire Life and NICO in ARTICLES III, IV and V of this Agreement shall survive the date hereof for the period of one (1) year after the date hereof, whereupon they shall expire, and all claims for inaccuracy or breach of such representations and warranties will be deemed waived unless notice of the inaccuracy or breach thereof shall have been given to the breaching Party prior to the expiration of such one (1) year period, in which event such representation or warranty shall survive to the extent of the claim referred to in the notice until such claim has been resolved.  The representations and warranties contained in Sections 3.1, 3.2, 3.7, 3.10, 4.1, 4.2, 4.8, 4.9, 4.10, 5.1, 5.2 and 5.8 shall continue in perpetuity or for such maximum period allowed under Applicable Law.  The representations and warranties contained in Section 3.8 shall survive through the settlement of any ALC Model Adjustment Amount pursuant to Sections 3.3 and 3.4 of the Retrocession Agreement.  All covenants and agreements contained in this Agreement made by the Parties that contemplate performance following the date hereof shall survive the date hereof.

(c)           CGLIC shall have no obligation to indemnify the Berkshire Indemnitees under Section 7.1(a) for breaches or inaccuracies of any representation or warranty made by CGLIC under ARTICLE III (other than the representations and warranties made by CGLIC under Section 3.8) until Losses arising from such breaches or inaccuracies that would otherwise be indemnifiable hereunder incurred by such Berkshire Indemnitees exceed ten million dollars ($10,000,000) in the aggregate (the “Indemnity Threshold”), and thereafter, CGLIC shall be responsible only for the excess over the Indemnity Threshold; provided, however, that in no event shall the aggregate of all indemnifiable claims paid by CGLIC to the Berkshire Indemnitees under Section 7.1(a) exceed fifty million dollars ($50,000,000) in the aggregate (the “Indemnity Cap”).  The limitations on amounts set forth in this Section 7.5(c) shall not apply to limit recovery by the Berkshire Indemnitees for indemnification with respect to breaches or inaccuracies of Sections 3.7 and 3.8 or for indemnification under Sections 7.1(b) or 7.1(c).

(d)           Berkshire Life shall have no obligation to indemnify the CGLIC Indemnitees under Section 7.2(a) for breaches or inaccuracies of any representation or warranty made by Berkshire Life under ARTICLE IV until Losses arising from such breaches or inaccuracies that would otherwise be indemnifiable hereunder incurred by such CGLIC Indemnitees exceed the Indemnity Threshold, and thereafter, Berkshire Life shall be responsible only for the excess over the Indemnity Threshold; provided, however, that in no event shall the aggregate of all indemnifiable claims paid by Berkshire Life to CGLIC Indemnitees under Section 7.2(a) exceed the Indemnity Cap.  The limitations on amounts set forth in this Section 7.5(d) shall not apply to limit recovery by the CGLIC Indemnitees for indemnification with respect to breaches or inaccuracies of Section 4.8 or for indemnification under Sections 7.2(b) or 7.2(c).

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(e)           NICO shall have no obligation to indemnify the CGLIC Indemnitees under Section 7.3(a) for breaches or inaccuracies of any representation or warranty made by NICO under ARTICLE V until Losses arising from such breaches or inaccuracies that would otherwise be indemnifiable hereunder incurred by such CGLIC Indemnitees exceed the Indemnity Threshold, and thereafter, NICO shall be responsible only for the excess over the Indemnity Threshold; provided, however, that in no event shall the aggregate of all indemnifiable claims paid by NICO to CGLIC Indemnitees under Section 7.3(a) exceed the Indemnity Cap.  The limitations on amounts set forth in this Section 7.5(e) shall not apply to limit recovery by the CGLIC Indemnitees for indemnification under Sections 7.3(b) or 7.3(c).

7.6          [Intentionally Omitted]

7.7          Exclusive Remedy.

(a)           Except as set forth in Section 8.11, this ARTICLE VII sets forth the sole and exclusive remedy for any breach, inaccuracy, violation or nonfulfillment of this Agreement (including any representation, warranty, covenant, obligation, other agreement or condition contained in this Agreement), regardless of whether a claim or counterclaim is based in tort, contract or any other legal theory, or arises under Applicable Law or in equity.  In furtherance of the foregoing, each Party hereby waives, from and after the date hereof, to the fullest extent permitted under Applicable Law, any and all rights, claims, counterclaims and causes of action (other than claims or counterclaims of, or causes of action arising from, fraud) it may have against any other Party arising under or based upon this Agreement, any Applicable Law, common law or otherwise, except (i) pursuant to the indemnification provisions set forth in this ARTICLE VII and (ii) the remedies of injunction and specific performance to the extent available under Section 8.11 of this Agreement.

(b)           The Parties further acknowledge and agree that the provisions of Sections 3.10, 4.9, 4.10 and 5.8 of this Agreement shall apply mutatis mutandis to the interpretation, application and enforcement of the provisions of the Ancillary Agreements, and the Parties understand and agree that none of CGLIC, Berkshire Life or NICO would have entered into this Agreement or any Ancillary Agreement without this material provision.

(c)           None of CGLIC, Berkshire Life or NICO may assert a claim or counterclaim against any other Party or any of its Affiliates for any breach, inaccuracy, violation or nonfulfillment of any Ancillary Agreement other than solely pursuant to the express terms of such Ancillary Agreement, which for the avoidance of doubt shall foreclose any claim or counterclaim based in tort, contract or any other legal theory, or arises under Applicable Law or in equity, that is not based solely on a breach, inaccuracy, violation or nonfulfillment of the express terms of such Ancillary Agreement, except that the remedies of injunction and specific performance to the extent available under such Ancillary Agreement shall remain available to the Parties.  In furtherance of the foregoing, each Party on behalf of itself and its Affiliates party to any Ancillary Agreement, hereby waives, from and after the date hereof, to the fullest extent permitted under Applicable Law, any and all rights, claims, counterclaims and causes of action (other than claims or counterclaims of, or causes of action arising from, fraud) it may have against any other Party or any other Party’s Affiliates arising under or based upon any Ancillary

24

Agreement, or any certificate pursuant thereto, any Applicable Law, common law or otherwise, except pursuant to the express terms of such Ancillary Agreement.

(d)           Notwithstanding any other provisions in this Section 7.7, this Section 7.7 shall not be construed to alter or impact any express contractual right, remedy, covenant, obligation, agreement or condition contained in or provided for under the Ancillary Agreements.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1          Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

If to CGLIC:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention: Mark Parsons
Senior Vice President
Telephone: (860) 226-8350
Fax: (860) 226-4074
Email: Mark.Parsons@Cigna.com

with copies (which shall not constitute notice) to:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention: Mary Carey
Senior Counsel
Telephone: (860) 226-9824
Fax: (860) 226-8942
Email: Mary.Carey@Cigna.com

and

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Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: Robert J. Sullivan
J. Stephanie Nam
Telephone: (212) 735-3000
Fax: (917) 777-2930
Email: Robert.Sullivan@skadden.com
Stephanie.Nam@skadden.com

If to Berkshire Life:

Berkshire Hathaway Reinsurance Group
100 First Stamford Place
Stamford, CT 06902
Attention: Stephen McArthur
Telephone: (416) 263-7576
Fax: (203) 363-5221
Email: StephenMcArthur@bhlifere.com

with copies (which shall not constitute notice) to:

Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Attention: Brian Snover
Vice President and General Counsel
Telephone: (203) 363-5211
Fax: (203) 363-5221
Email: bsnover@berkre.com

and

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Donald B. Henderson, Jr.
Telephone: (212) 728-8000
Fax: (212) 728-9262
Email: dhenderson@willkie.com

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If to NICO:

Berkshire Hathaway Reinsurance Group
100 First Stamford Place
Stamford, CT 06902
Attention: Brian Snover
Vice President and General Counsel
Telephone: (203) 363-5211
Fax: (203) 363-5221
Email: bsnover@berkre.com

with copies (which shall not constitute notice) to:

Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Attention: Brian Snover
Vice President and General Counsel
Telephone: (203) 363-5211
Fax: (203) 363-5221
Email: bsnover@berkre.com

and

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Donald B. Henderson, Jr.
Telephone: (212) 728-8000
Fax: (212) 728-9262
Email: dhenderson@willkie.com

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to each other Party.

8.2          Entire Agreement.

This Agreement (including the exhibits and schedules hereto), the Ancillary Agreements and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

8.3          Waiver and Amendment.

This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any

27

Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  The failure of any Party to insist on compliance with any obligation contained in this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any right or remedy contained herein nor stop any Party from thereafter demanding full and complete compliance nor prevent any Party from exercising such right or remedy in the future.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

8.4          Successors and Assigns.

The rights and obligations of the Parties under this Agreement shall not be subject to assignment without the prior written consent of each other Party, and any attempted assignment without the prior written consent of each other Party shall be invalid ab initio.  The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

8.5          Headings.

The headings and table of contents of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

8.6          Construction; Interpretation.

CGLIC, Berkshire Life and NICO have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Agreement,” means this Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement, provided, however, for the avoidance of doubt,  the word “Agreement” shall not include the Ancillary Agreements unless, in each case, specifically incorporated therein by reference.  The references to “$” shall be to United States dollars.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors (including by reason of merger, consolidation or otherwise) and permitted assigns.

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8.7          Governing Law and Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF CONNECTICUT, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, HOWEVER, THAT, IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THEN SAID ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL ADDRESSED TO SUCH PARTY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH PARTY IN ANY SUCH COURT.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO AGREES THAT FINAL, NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURT HAVING JURISDICTION OVER SUCH PARTY OR ANY OF ITS ASSETS.  EACH PARTY AGREES TO WAIVE ANY REQUIREMENT FOR THE POSTING OF A BOND OR FOR THE POSTING OF ANY SECURITY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

8.8          No Third Party Beneficiaries.

Nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

8.9          Counterparts.

This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

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8.10        Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

8.11        Specific Performance.

Each of the Parties acknowledges and agrees that each other Party would be irreparably damaged in the event that any of the provisions of this Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the Parties agrees that each other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Agreement by each other Party and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in accordance with Section 8.7, in addition to any other remedy to which such Party may be entitled, at law or in equity, without being required to post bond or furnish other security.  In the event that any action is brought in equity to enforce the provisions of this Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The Parties further agree that (i) by seeking the remedies provided for in this Section 8.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing contained in this Section 8.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 8.11 before exercising any other remedies under this Agreement that may be available then or thereafter.

8.12        Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY

30

THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

8.13        Incontestability.

In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

8.14        Set-Off.

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of CGLIC or Berkshire Life with respect to this Agreement or any Ancillary Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.

8.15        Currency.

All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.

8.16        Waiver of Duty of Utmost Good Faith.

Other than in connection with claims or counterclaims of, or causes of action arising from fraud, each Party absolutely and irrevocably waives resort to the duty of “utmost good faith” or any similar principle of heightened disclosure or fiduciary duties in connection with the negotiation and/or execution of this Agreement and the Ancillary Agreements.  Notwithstanding anything in this Agreement or the Ancillary Agreements to the contrary, each Party agrees that it does not waive the duty of “utmost good faith” or any similar principle of heightened disclosure or fiduciary duties relating to the conduct of the Parties after the date hereof.

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IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the day and year first set forth above.

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

By:	/s/ Mark Parsons
	Name:	Mark Parsons
	Title:	Senior Vice President

[Signatures Continue onto Next Page]

Master Transaction Agreement Signature Page

BERKSHIRE HATHAWAY LIFE
INSURANCE COMPANY OF NEBRASKA

By:	/s/ Michael Lawler
	Name:	Michael Lawler
	Title:	Vice President

NATIONAL INDEMNITY COMPANY
(solely for purposes of Sections 3.10, 6.1, 6.3, 6.4,
6.6 and 6.9 and Articles II, V, VII and VIII)

By:	/s/ Brian Snover
	Name:	Brian Snover
	Title:	Vice President

Master Transaction Agreement Signature Page

EXECUTION COPY

ALC MODEL PURCHASE OPTION AGREEMENT

This ALC MODEL PURCHASE OPTION AGREEMENT (this “Agreement”), dated as of February 4, 2013, is made and entered into by and between Connecticut General Life Insurance Company, a Connecticut life insurance company (“CGLIC”), and Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company (“Berkshire Life”).  CGLIC and Berkshire Life may be referred to herein individually as a “Party” or together as the “Parties.”  Any capitalized term used but not defined herein shall have the meaning set forth in the Master Transaction Agreement, dated as of February 4, 2013, by and among the Parties and National Indemnity Company, a Nebraska property and casualty insurance company (solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, 6.6 and 6.9 and Articles II, V, VII and VIII thereof).

RECITALS

WHEREAS, CGLIC and/or its Affiliates owns Intellectual Property rights in the ALC Model, which is used to generate cash flow projections for the Covered Contracts;

WHEREAS, CGLIC and Berkshire Life have entered into that certain Retrocession Agreement, dated as of February 4, 2013 (the “Retrocession Agreement”), whereby CGLIC has ceded to Berkshire Life, and Berkshire Life has assumed, the Covered Liabilities;

WHEREAS, pursuant to the Retrocession Agreement, CGLIC has agreed to grant Berkshire Life an option to purchase sole ownership of its Intellectual Property rights in the ALC Model pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.             DEFINITIONS.

1.1.         “ALC Model” means CGLIC’s proprietary, internally-developed, information technology system to generate cash flow projections for the Covered Contracts, as more particularly described in Exhibit A attached hereto.

1.2.         “Computer Programs” means (a) computer programs, including object code, executables and source code, (b) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (c) documentation, including user manuals and training materials, relating to any of the foregoing, (d) any and all data and databases (including all electronic compilations of data) relating to any of the foregoing and (e) tangible embodiments of the foregoing.

1.3.         “Derivative Works” means Intellectual Property developed by or for CGLIC which are a modification of, enhancement to, derived from or based upon the Acquired Intellectual Property.

1.4.         “Intellectual Property” means United States and foreign patents and copyrights and general intangibles of like nature, whether registered or at common law (including all registrations and applications for the foregoing and all common law rights therein), databases and compilations, including any and all data, collections of data and documentation related to any of the foregoing, and rights in Computer Programs, trade secrets, confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies, but excluding any trademarks, service marks, trade names or other indicia of source or origin.

2.             OPTION TO PURCHASE JOINT OWNERSHIP; PURCHASE PRICE.

2.1.         CGLIC hereby grants to Berkshire Life an irrevocable (other than as set forth in Section 2.5) option, which option may be exercised at any time in Berkshire Life’s sole discretion starting on the third anniversary of the date hereof to purchase from CGLIC all of its right, title and interest in and to any Intellectual Property owned by CGLIC that is incorporated into the ALC Model (such Intellectual Property, the “Acquired Intellectual Property”) by providing written notice of such exercise to CGLIC (the “Purchase Notice”).

2.2.         The purchase price for the Acquired Intellectual Property (the “Purchase Price”) shall be an amount agreed by the Parties promptly after CGLIC’s receipt of the Purchase Notice (the “Notice Date”), provided that if the Parties are unable to agree on such purchase price within fifteen (15) days of the Notice Date, then the Parties shall submit the matter to an independent nationally recognized accounting or consulting firm to determine the Purchase Price based on the fair market value of such Acquired Intellectual Property if sold in an arm’s length transaction, taking into consideration that the software is being sold “as is” and the absence of representations, warranties and indemnification rights with respect to ownership or performance. The Purchase Price decision of such accounting or consulting firm shall be final and binding on the Parties.  The parties shall share equally in any fees and expenses charged by such accounting or consulting firm in determining the Purchase Price.

2.3.         Effective upon Berkshire Life’s payment of the Purchase Price as agreed or determined pursuant to Section 2.2 (the “Purchase Date”):

(a) CGLIC hereby assigns, transfers and conveys to Berkshire Life all of its right, title, and interest throughout the world in and to the Acquired Intellectual Property, including, any and all causes of action and damages for past infringement of the Acquired Intellectual Property.

(b)  CGLIC will, at the reasonable request and expense of Berkshire Life, do (and cause its affiliates to do) all lawful and just acts that may be or become reasonably necessary for evidencing, maintaining, recording and perfecting Berkshire Life’s ownership of the Acquired Intellectual Property as provided herein, including execution and acknowledgement of (and causing its affiliates to execute and acknowledge) assignments and other instruments of transfer in a form reasonably required by Berkshire Life for each type of Intellectual Property and in each jurisdiction in which such Intellectual Property exists.

2

2.4.         Effective as of the Purchase Date, Berkshire Life hereby grants to CGLIC a perpetual, irrevocable, non-exclusive, royalty-free, sublicenseable, transferable license to use, copy and create Derivative Works of the Acquired Intellectual Property for its business purposes.  CGLIC shall own all right, title and interest in and to any such Derivative Works created by or on behalf of CGLIC.

2.5.         Notwithstanding anything to the contrary herein, immediately upon the expiration or termination of the Retrocession Agreement, (a) the option granted to Berkshire Life pursuant to Section 2.1 shall be immediately and automatically revoked, (b) in the event Berkshire Life had purchased the Acquired Intellectual Property, Berkshire Life shall (i) assign, transfer and convey to CGLIC all of its right, title, and interest throughout the world in and to the Acquired Intellectual Property, and (ii) at the reasonable request and expense of CGLIC, do (and cause its affiliates to do) all lawful and just acts that may be or become reasonably necessary for evidencing, maintaining, recording and perfecting CGLIC’s ownership of the Acquired Intellectual Property as provided herein, including execution and acknowledgement of (and causing its affiliates to execute and acknowledge) assignments and other instruments of transfer in a form reasonably required by CGLIC for each type of Intellectual Property and in each jurisdiction in which such Intellectual Property exists, and (c) Berkshire Life shall not have any rights hereunder with respect to the Acquired Intellectual Property.

3.             DISCLAIMER

3.1.         THE ACQUIRED INTELLECTUAL PROPERTY IS PROVIDED “AS IS” WITH ANY AND ALL BUGS, PROGRAMMING FAULTS AND OTHER DEFECTS OR ERRORS, WITHOUT LIABILITY, REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.  IN NO EVENT SHALL CGLIC BE LIABLE FOR ANY CLAIM, OR ANY DIRECT, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, CONTRACTS, REVENUE, GOODWILL OR BUSINESS REPUTATION), WHETHER IN AN ACTION OF CONTRACT, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE, GROSS NEGLIGENCE, MISREPRESENTATION AND STRICT LIABILITY) OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR THE INABILITY TO USE THE ACQUIRED INTELLECTUAL PROPERTY, AND IRRESPECTIVE OF WHETHER CGLIC HAS REASON TO KNOW OR HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

3.2.         For the avoidance of doubt, following the Purchase Date CGLIC shall have no obligation to maintain or support the ALC Model or Berkshire Life’s use thereof.

4.             GENERAL

4.1.         Notices.  Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified

3

mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

If to CGLIC:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention: Mark Parsons
Senior Vice President
Telephone: (860) 226-8350
Fax: (860) 226-4074
Email: Mark.Parsons@Cigna.com

with copies (which shall not constitute notice) to:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention: Mary Carey
Senior Counsel
Telephone: (860) 226-9824
Fax: (860) 226-8942
Email: Mary.Carey@Cigna.com

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: Robert J. Sullivan
J. Stephanie Nam
Telephone: (212) 735-3000
Fax: (917) 777-2930
Email: Robert.Sullivan@skadden.com
Stephanie.Nam@skadden.com

If to Berkshire Life:

Berkshire Hathaway Reinsurance Group
100 First Stamford Place
Stamford, CT 06902
Attention: Stephen McArthur

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Telephone: (416) 263-7576
Fax: (203) 363-5221
Email: StephenMcArthur@bhlifere.com

with copies (which shall not constitute notice) to:

Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Attention: Brian Snover
Vice President and General Counsel
Telephone: (203) 363-5211
Fax: (203) 363-5221
Email: bsnover@berkre.com

and

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Donald B. Henderson, Jr.
Telephone: (212) 728-8000
Fax: (212) 728-9262
Email: dhenderson@willkie.com

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Party.

4.2.         Entire Agreement.  This Agreement, the Master Transaction Agreement, the other Ancillary Agreements and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

4.3.         Waiver and Amendment.  This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  The failure of any Party to insist on compliance with any obligation contained in this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any right or remedy contained herein nor stop any Party from thereafter demanding full and complete compliance nor prevent any Party from exercising such right or remedy in the future.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

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4.4.         Successors and Assigns.  The rights and obligations of the Parties under this Agreement shall not be subject to assignment without the prior written consent of the other Party, and any attempted assignment without the prior written consent of the other Party shall be invalid ab initio.  The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

4.5.         Headings.  The headings and table of contents of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

4.6.         Construction; Interpretation.  CGLIC and Berkshire Life have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.  No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of or to this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Agreement,” means this Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.  The references to “$” shall be to United States dollars.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors (including by reason of merger, consolidation or otherwise) and permitted assigns.

4.7.         Governing Law and Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF CONNECTICUT, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, HOWEVER, THAT, IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THEN SAID ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL ADDRESSED TO SUCH PARTY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH PARTY IN ANY SUCH COURT.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS

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BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO AGREES THAT FINAL, NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURT HAVING JURISDICTION OVER SUCH PARTY OR ANY OF ITS ASSETS.  EACH PARTY AGREES TO WAIVE ANY REQUIREMENT FOR THE POSTING OF A BOND OR FOR THE POSTING OF ANY SECURITY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

4.8.         No Third Party Beneficiaries.  Nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

4.9.         Counterparts.  This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

4.10.       Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

4.11.       Specific Performance.  Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Agreement by the other Party and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in accordance with Section 4.7, in addition to any other remedy to which such Party may be entitled, at law or in equity, without being required to post bond or furnish other security.  In the event that any action is brought in equity to enforce the provisions of this Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The Parties further agree that (a) by seeking the remedies provided for in this Section

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4.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (b) nothing contained in this Section 4.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 4.11 before exercising any other remedies under this Agreement that may be available then or thereafter.

4.12.       Waiver of Jury Trial.  EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.12.

4.13.       Incontestability.  In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

4.14.       Currency.  All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.

[Remainder of Page Intentionally Left Blank — Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the day and year first set forth above.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:
	Name:	Mark Parsons
	Title:	Senior Vice President

[Signatures Continue onto Next Page]

ALC Model Purchase Option Agreement Signature Page

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA

By:
	Name:	Michael Lawler
	Title:	Vice President

ALC Model Purchase Option Agreement Signature Page

EXECUTION COPY

TRUST AGREEMENT

by and among

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,

(hereinafter referred to as the “Beneficiary”),

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA
(hereinafter referred to as “BHLN”),

NATIONAL INDEMNITY COMPANY
(hereinafter referred to as “NICO”, and along with BHLN, individually and collectively, the “Grantor”)

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
(hereinafter referred to as the “Trustee”)

Dated as of February 27, 2013

Table of Contents

		Page

ARTICLE I

DEFINED TERMS

Section 1.1	Definitions	1
Section 1.2	Interpretation	4

ARTICLE II

MODIFICATION UPON A REINSURANCE CREDIT EVENT

Section 2.1	Reinsurance Credit Event	5

ARTICLE III

CREATION OF TRUST ACCOUNT

Section 3.1	Deposition of Assets into the Trust Account	5
Section 3.2	Acceptance of Assets by the Trustee	6
Section 3.3	Purpose of the Trust	6
Section 3.4	Grantor Trust for United States Federal Income Tax Purposes	6
Section 3.5	Designation of Agents	6
Section 3.6	Title to Assets	7

ARTICLE IV

MAINTENANCE OF THE TRUST

Section 4.1	Substitution of Trust Account Assets	7
Section 4.2	Valuation of Assets	7
Section 4.3	Quarterly Certification	8

ARTICLE V

RELEASE OF TRUST ACCOUNT ASSETS

Section 5.1	Release of Trust Account Assets to the Beneficiary	8
Section 5.2	Release of Trust Account Assets to the Grantor	9

ARTICLE VI

DUTIES OF THE TRUSTEE

Section 6.1	Collection of Interest and Dividends; Voting Rights	10

i

Appendix A	Trust Provisions Following a Reinsurance Credit Event
Appendix B	Beneficiary Withdrawal Notice
Appendix C	Grantor Withdrawal Notice

ii

TRUST AGREEMENT

THIS TRUST AGREEMENT (this “Trust Agreement”) is made and entered into as of February 27, 2013 by and among Connecticut General Life Insurance Company, a Connecticut life insurance company (the “Beneficiary”), Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company (“BHLN”) and National Indemnity Company, a Nebraska property and casualty company (“NICO” and along with BHLN, individually and collectively, the “Grantor”) and Wells Fargo Bank National Association, a banking association organized under the laws of the United States, as trustee (hereinafter referred to as the “Trustee”).

WHEREAS, in accordance with that certain Master Transaction Agreement, dated February 4, 2013, by and among the Beneficiary, BHLN and NICO (solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, 6.6 and 6.9 and Articles II, V, VII and VIII thereof), the Beneficiary and BHLN have entered into that certain Retrocession Agreement dated February 4, 2013 (the “Retrocession Agreement”), whereby, subject to the terms and conditions thereof, they have agreed that the Beneficiary will cede to BHLN, and BHLN will reinsure, the Covered Liabilities;

WHEREAS, NICO, BHLN and the Beneficiary have entered into that certain Surety Policy dated February 4, 2013 (the “Surety Policy”) whereby NICO assumes certain direct obligations to the Beneficiary and guarantees to the Beneficiary the performance of certain obligations of BHLN under the Retrocession Agreement.

WHEREAS, the Retrocession Agreement contemplates that the Grantor and the Beneficiary enter into this Trust Agreement whereby the Grantor creates a trust to hold Assets as security for the satisfaction of the certain obligations of the Grantor to the Beneficiary under the Retrocession Agreement and the Surety Policy;

WHEREAS, the parties intend that, in the event of a Reinsurance Credit Event, certain provisions of this Trust Agreement shall cease to be effective, and other provisions shall be effective thereafter, as described in Article II.

NOW THEREFORE, the Grantor, the Beneficiary and the Trustee, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1            Definitions.  The following terms, when used in this Trust Agreement, shall have the meanings set forth in this Section 1.1.  The terms defined below shall be deemed to refer to the singular or plural, as the context requires.

(a)        “Accounting Date” shall mean the date after the end of every calendar quarter or year, as applicable, on which the Beneficiary will deliver to the Grantor its calculation of the Statutory Reserves for the calendar quarter or year just ended, together with a

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copy of its statutory financial statement that was filed with its domiciliary state for the same period.

(b)        “Aggregate Limit” shall have the meaning ascribed to such term in the Retrocession Agreement.

(c)        “ALC Model Adjustment Amount” shall have the meaning ascribed to such term in the Retrocession Agreement.

(d)        “Assets” shall mean the assets held in the Trust Account, including, as applicable, Eligible Assets and RCE Eligible Assets.

(e)        “Beneficiary” shall have the meaning ascribed to such term in the Preamble.

(f)        “Beneficiary Withdrawal Notice” shall have the meaning ascribed to such term in Section 5.1(c).

(g)        “BHLN” shall have the meaning ascribed to such term in the Preamble.

(h)        “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Connecticut, Nebraska or New York are required or authorized by law to be closed.

(i)         “Claims Paying Account” shall have the meaning ascribed to such term in the Retrocession Agreement.

(j)         “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k)        “Covered Contracts” shall mean the reinsurance contracts listed on Schedule 1.1(a).

(l)         “Covered Liabilities” shall have the meaning ascribed to such term in the Retrocession Agreement.

(m)      “Eligible Assets” shall mean cash, investment grade bonds and equity securities traded on a national securities exchange or NASDAQ; provided that, with respect to equity securities, each equity security shall be issued by a company having a market capitalization of no less than $10 billion; provided, further, that if the Trust Account contains equity securities, the Trust Account shall contain equity securities issued by no fewer than five companies.  Eligible Assets shall not include any securities issued by the Grantor or a subsidiary of Berkshire Hathaway, Inc.

(n)        “Fair Market Value” means (i) as to cash, the amount thereof, and (ii) as to an Asset other than cash, the amount at which such Asset could be bought or sold in a current transaction between willing parties other than in a forced or liquidation sale.

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(o)        “Funds Withheld Amount” shall have the meaning ascribed to such term in the Retrocession Agreement.

(p)        “Governmental Authority” shall mean any government, political subdivision, court, arbitrator, arbitration panel, mediator, mediation panel, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous, other than any Tax Authority.

(q)        “Grantor” shall have the meaning ascribed to such term in the Preamble.

(r)         “Grantor Designee” shall have the meaning ascribed to such term in Section 5.2(c).

(s)        “Grantor Withdrawal Notice” shall have the meaning ascribed to such term in Section 5.2(c).

(t)         “Insurance Commissioner” shall mean the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which the Beneficiary is domiciled.

(u)        “NICO” shall have the meaning ascribed to such term in the Preamble.

(v)        “Quarterly Certification” shall have the meaning ascribed to such term in Section 4.3.

(w)       “RCE Eligible Assets” shall mean cash and securities of the type conforming to the qualitative and quantitative requirements for investments permitted under the laws and regulations of the Beneficiary’s domiciliary state for trusts providing statutory financial statement credit for reinsurance ceded by domestic life insurance companies.

(x)        “RCE Funding Amount” shall have the meaning ascribed to such term in the Retrocession Agreement.

(y)        “Reinsurance Credit Event” shall have the meaning set forth in the Retrocession Agreement

(z)        “Reinsurance Credit Event Certification” shall have the meaning ascribed to such term in Section 2.1(a).

(aa)     “Replacement Assets” shall have the meaning ascribed to such term in Section 4.1(a).

(bb)     “Required Balance” shall mean, at any time of determination, an amount equal to 120% the Statutory Reserves.

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(cc)      “Retrocession Agreement” shall have the meaning ascribed to such term in the Recitals.

(dd)     “Statutory Reserves” shall have the meaning ascribed to such term in the Retrocession Agreement.

(ee)      “Surety Policy” shall have the meaning ascribed to such term in the Recitals.

(ff)       “Third Party Actuary” shall mean an independent actuarial firm which is mutually acceptable to the Grantor and the Beneficiary, or, if the Grantor and the Beneficiary cannot agree on such an actuarial firm, an independent actuarial firm selected by the parties’ respective independent auditors.

(gg)      “Trust” shall mean the trust formed hereunder, including such trust following a Reinsurance Credit Event.

(hh)     “Trust Account” shall have the meaning ascribed to such term in Section 3.1(a).

(ii)        “Trust Agreement” shall have the meaning ascribed to such term in the Preamble.

(jj)       “Trustee” shall have the meaning ascribed to such term in the Preamble.

(kk)     “Trust Funding Date” shall have the meaning ascribed to such term in the Retrocession Agreement.

(ll)        “Ultimate Net Loss” shall have the meaning ascribed to such term in the Retrocession Agreement.

Section 1.2            Interpretation.  When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary.  The Article and Section headings contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Trust Agreement.  Whenever the words “include,” “includes” or “including” are used in this Trust Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement.  The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term and to both the masculine as well as the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes.  Where a word or phrase is defined

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herein, each of its other grammatical forms shall have a corresponding meaning.  References to a person are also to its successors and permitted assigns.

ARTICLE II

MODIFICATION UPON A REINSURANCE CREDIT EVENT

Section 2.1            Reinsurance Credit Event.

(a)        Notwithstanding anything in this Trust Agreement to the contrary, in the event the Beneficiary provides a written notice to the Trustee (and contemporaneous notice to the Grantor) certifying that a Reinsurance Credit Event has occurred (such notice, the “Reinsurance Credit Event Certification”), upon receipt of such certification by the Trustee, the provisions set forth in Sections 3.1, 3.3, 4.1(a), 4.3, 5.1, 5.2, 6.3 6.4, 6.7, 6.10 and 8.2 hereof shall automatically be replaced by the provisions set forth in Appendix A hereof for the equivalent Sections and thereafter not be effective, and the provisions set forth in Appendix A, including Section 5.3, shall automatically become effective without further action by any party.  In addition, any other provisions required under Applicable Law and regulations governing trusts established to provide Reserve Credit to the extent applicable to the Beneficiary shall be incorporated herein by the parties hereto.  Notwithstanding the foregoing, the Trust created hereunder shall continue in existence.

(b)        Following a Reinsurance Credit Event, at the request of the Beneficiary, the Grantor shall be required to replace the Assets held in the Trust Account which are not RCE Eligible Assets for Assets which are RCE Eligible Assets within five (5) Business Days following the receipt by the Grantor of such request.  Within five (5) Business Days following the receipt by the Grantor of the Reinsurance Credit Event Certification, the Grantor shall deposit into the Trust Account sufficient additional Assets so that the aggregate Fair Market Value of the RCE Eligible Assets in the Trust Account equals the RCE Funding Amount.

(c)        The provisions set forth in Appendix A shall remain effective only for the time, and only to the extent, required to address the event, change or condition giving rise to the Reinsurance Credit Event.  Promptly following the elimination, termination or suspension of the events, changes or conditions giving rise to a Reinsurance Credit Event, the Beneficiary shall provide its approval for the replacement of the provisions set forth in Appendix A with the provisions set forth in Sections 3.1, 3.3, 4.1(a), 4.3, 5.1, 5.2, 6.3 6.4, 6.7, 6.10 and 8.2 hereof as in effect prior to the Reinsurance Credit Event.

ARTICLE III

CREATION OF TRUST ACCOUNT

Section 3.1            Deposition of Assets into the Trust Account.

(a)        The Grantor hereby establishes with the Trustee, in the name of the Trustee, to be held for the sole benefit of the Beneficiary pursuant to the provisions of this Trust Agreement, a segregated trust account maintained by the Trustee with account number [•] (which shall be herein referred to as the “Trust Account”).

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(b)        On the Trust Funding Date, either the Beneficiary, or the Beneficiary and the Grantor, as applicable, shall transfer for deposit into the Trust Account Eligible Assets with an aggregate Fair Market Value equal to the outstanding balance of the Funds Withheld Amount in accordance with Section 10.1(b) of the Retrocession Agreement. Thereafter, if applicable, the Beneficiary shall transfer to the Trust Account, on behalf of the Grantor, cash in the aggregate amount of 67% of the ALC Model Adjustment Amount, plus interest on such amount, in accordance with Section 10.1(c) of the Retrocession Agreement.

Section 3.2            Acceptance of Assets by the Trustee.

(a)        The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Account unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity.  Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee, shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.

(b)        The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such Assets as the Grantor (or the Beneficiary on behalf of the Grantor) from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth.  All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.

Section 3.3            Purpose of the Trust.

(a)        The Assets in the Trust Account shall be held by the Trustee for the purpose of securing the obligations of BHLN under the Retrocession Agreement and the obligations of NICO under the Surety Policy.

(b)        The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 3.4            Grantor Trust for United States Federal Income Tax Purposes.  The Trust Account shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for United States federal income tax purposes.  The Grantor shall constitute the grantor (within the meaning of sections 671 and 677 of the Code) and, thus, any and all income derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of such Assets.

Section 3.5            Designation of Agents.  Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Grantor or the Beneficiary shall be sufficiently executed if executed in the name of the Grantor or the Beneficiary by such officer or officers of

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the Grantor or the Beneficiary or by such other agent or agents of the Grantor or the Beneficiary as may be designated in a resolution of the Board of Directors of the Grantor or the Beneficiary or Committee thereof or a letter of advice issued by the President, Secretary or Treasurer of the Grantor or the Beneficiary, as applicable.  Written notice of such designation by the Grantor or the Beneficiary shall be filed with the Trustee.  The Trustee shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Grantor or the Beneficiary with respect to the authority conferred on it.

Section 3.6            Title to Assets.  Title to any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be recorded in the name of the Trustee.  The out-of-pocket costs of transfers of title between the Grantor and the Trustee shall be shared equally by the Grantor and the Beneficiary, and the Grantor shall use reasonable efforts to limit such costs.  The Beneficiary shall not have legal title to any part of the Assets, but shall have an undivided beneficial interest in all Assets.

ARTICLE IV

MAINTENANCE OF THE TRUST

Section 4.1            Substitution of Trust Account Assets.

(a)        The Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged (the “Replacement Assets”) must be Eligible Assets,  (ii) the Replacement Assets must be deposited in the Trust Account on the day of the substitution or exchange and (iii) the aggregate Fair Market Value of the Replacement Assets must be at least equal to the aggregate Fair Market Value of the Assets being removed from the Trust Account.  Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and the Beneficiary that such substitution or exchange meets the requirements of this Section 4.1.  The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiary written notice of any substitution made pursuant hereto.

(b)        The Grantor shall, at the direction of the Beneficiary, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other Assets requiring assignment in order that the Trustee, upon direction of the Beneficiary, may whenever necessary negotiate any such Assets without consent or signature from the Grantor or any other entity.

Section 4.2            Valuation of Assets.  The Trustee shall determine the Fair Market Value of any Assets in the Trust Account.  In making this determination, the Trustee shall use prices published by a nationally recognized pricing service for Assets for which such prices are available, and for Assets for which such prices are not available, the Trustee shall use methodologies consistent with those which it uses for determining the Fair Market Value of its own assets in the ordinary course of business.

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Section 4.3            Quarterly Certification.  On each Accounting Date, the Beneficiary shall provide the Grantor (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Required Balance as of the calendar quarter end.  As soon as is practicable, but in no event more than five (5) calendar days following its receipt of the Quarterly Certification, the Grantor shall either (i) countersign such certification and return it to the Beneficiary or (ii) notify the Beneficiary that it objects to the Beneficiary’s calculation of the Required Balance.  If the parties are unable to resolve such dispute within ten (10) Business Days of the Grantor’s transmittal to the Beneficiary of its notice of objection, such dispute shall be resolved by a Third Party Actuary and the parties shall be bound by the Third Party Actuary’s determination of the Required Balance.  The Beneficiary shall permit the Grantor to audit its records in accordance with Section 6.1 of the Retrocession Agreement in order to determine the Beneficiary’s compliance with this Section 4.3.

ARTICLE V

RELEASE OF TRUST ACCOUNT ASSETS

Section 5.1                                    Release of Trust Account Assets to the Beneficiary.

(a)        Assets may be withdrawn by the Beneficiary, and utilized and applied by the Beneficiary, or any successor by operation of law of the Beneficiary, including any liquidator or rehabilitator, receiver or conservator of the Beneficiary, without diminution because of insolvency on the part of the Beneficiary or the Grantor, to pay or reimburse the Beneficiary for any undisputed amounts due and payable to the Beneficiary under the terms and conditions of the Retrocession Agreement, and unpaid by both BHLN pursuant to the Retrocession Agreement and NICO following a claim under the Surety Policy.

(b)        Notwithstanding the foregoing, the Beneficiary shall withdraw Assets under Section 5.1(a) only if there are no remaining funds in the Claims Paying Account.

(c)        (i) In order to withdraw assets from the Trust Account, the Beneficiary shall present a written notice to the Trustee and the Grantor in the form as attached hereto as Appendix B (a “Beneficiary Withdrawal Notice”) which shall include a certification by the Beneficiary to the Trustee and the Grantor that the requirements of Section 5.1 are satisfied, signed by a duly authorized officer of the Beneficiary.  The Beneficiary Withdrawal Notice shall specify the Assets to be withdrawn and an instruction to the Trustee as to how such specified Assets shall be delivered. The Beneficiary may from time to time designate a third party in a Beneficiary Withdrawal Notice to whom all or part of the Assets specified therein shall be delivered.  The Trustee shall have no liability or responsibility to verify or determine the occurrence of any event or condition giving rise to the Beneficiary’s right to withdraw Assets from the Trust Account and the Trustee shall be fully protected in relying conclusively on the Beneficiary Withdrawal Notice.

(ii)   The occurrence of one of the following four events subsequent to the Beneficiary giving the Beneficiary Withdrawal Notice shall be a condition of withdrawal of Assets by the Beneficiary in accordance with Section 5.1(a):

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(1)       five (5) Business Days shall have elapsed from and including the date on which the Trustee originally received a copy of the Beneficiary Withdrawal Notice, and the Trustee shall not have received any notice, given as provided in Section 8.1 hereof, from the Grantor disputing the amount requested for withdrawal by the Beneficiary in the Beneficiary Withdrawal Notice;

(2)       the Trustee shall have received a certificate signed by the Beneficiary and the Grantor fixing and determining the amount of Assets, if any, the Beneficiary may withdraw from the Trust Account;

(3)       the Trustee shall have received a certificate from the Beneficiary certifying that a non-appealable order of a court of applicable jurisdiction has been entered specifying the amount of Assets which the Beneficiary may withdraw from the Trust Account, with a copy of such order attached; or

(4)       the Trustee shall have received, in the manner provided in Section 8.1 hereof, other written confirmation from the Grantor permitting the withdrawal requested in the Beneficiary Withdrawal Notice.

Section 5.2            Release of Trust Account Assets to the Grantor.

(a)        The Grantor agrees that all proceeds from the sale or substitution of the Assets in the Trust Account and the collection of interest, dividends and other income in respect to the Assets in the Trust Account shall be retained in the Trust Account and shall not be released to the Grantor, except in accordance with the provisions set forth in subparagraph (b) of this Section 5.2.

(b)        The Grantor may withdraw Assets only if the aggregate Fair Market Value of the Eligible Assets in the Trust Account at the end of any calendar quarter exceeds the Required Balance, as determined on the applicable Accounting Date, and then only in an amount not to exceed such excess.

(c)        (i) In order to withdraw assets from the Trust Account, the Grantor shall present a written notice to the Trustee and the Beneficiary in the form as attached hereto as Appendix C (a “Grantor Withdrawal Notice”) which shall include a certification by the Grantor to the Trustee and the Beneficiary that the requirements of Section 5.2 are satisfied, signed by a duly authorized officer of the Grantor.  The Grantor Withdrawal Notice shall specify the Assets to be withdrawn and an instruction to the Trustee as to how such specified Assets shall be delivered. The Grantor may from time to time designate a third party (the “Grantor Designee”) in a Grantor Withdrawal Notice to whom all or part of the Assets specified therein shall be delivered.  Unless otherwise notified to the Trustee by NICO, NICO shall conclusively be designated as the Grantor Designee.  The Trustee shall have no liability or responsibility to verify or determine the occurrence of any event or condition giving rise to the Grantor’s right to

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withdraw Assets from the Trust Account and the Trustee shall be fully protected in relying conclusively on the Grantor Withdrawal Notice.

(ii)   The occurrence of one of the following four events subsequent to the Grantor giving the Grantor Withdrawal Notice shall be a condition of withdrawal of Assets by the Grantor in accordance with Section 5.2(b):

(1)       five (5) Business Days shall have elapsed from and including the date on which the Trustee originally received a copy of the Grantor Withdrawal Notice, and the Trustee shall not have received any notice, given as provided in Section 8.1 hereof, from the Beneficiary disputing the amount requested for withdrawal by the Grantor in the Grantor Withdrawal Notice;

(2)       the Trustee shall have received a certificate signed by the Grantor and the Beneficiary fixing and determining the amount of Assets, if any, the Grantor may withdraw from the Trust Account;

(3)       the Trustee shall have received a certificate from the Grantor certifying that a non-appealable award from an arbitration panel has been entered specifying the amount of Assets which the Grantor may withdraw from the Trust Account, with a copy of such arbitration award attached; or

(4)       the Trustee shall have received, in the manner provided in Section 8.1 hereof, other written confirmation from the Beneficiary permitting the withdrawal requested in the Grantor Withdrawal Notice.

ARTICLE VI

DUTIES OF THE TRUSTEE

Section 6.1            Collection of Interest and Dividends; Voting Rights.  The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any.  All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be deposited promptly upon receipt by the Trustee into the Trust Account.  Subject to the other provisions of this Trust Agreement, the Grantor shall have the full and unqualified right to direct the Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.

Section 6.2            Obligations of the Trustee.  The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.

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Section 6.3            Responsibilities of the Trustee.

(a)        The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee.  The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto.  The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith and for the breach of the Trustee’s obligations under this Trust Agreement; provided, however, that any actions taken in strict accordance with written instructions provided to the Trustee from the parties hereto will not constitute a breach of the Trustee’s obligations under this Trust Agreement.  Upon request of the Grantor or the Beneficiary, the Trustee further agrees promptly to forward to such party a statement and valuation of all Assets held in the Trust Account.  The Trustee may rely on the instructions provided to it by either BHLN or NICO as the instructions of the Grantor.

(b)        Subject to the other provisions of this Trust Agreement, including the requirement that only Eligible Assets may be held in the Trust Account, and provisions relating to the substitution of Assets, (i) the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account, including, but not limited to, directing the Trustee to enter into one or more investment management, advisory, custodial, depository or other agreements of form and substance specified by the Grantor, with any other person, including any affiliate of the Grantor, selected by the Grantor and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and the Trustee will take any actions related thereto as directed by the Grantor in accordance therewith.  Any investment direction given to the Trustee by the Grantor or its investment advisor shall constitute a certification to the Trustee that the assets to be purchased pursuant to such directions are Eligible Assets.  The Trustee shall be under no duty or responsibility to confirm that such investments constitute or continue to be Eligible Assets.

Section 6.4            Books and Records.  The Trustee shall keep full and complete records of the administration of the Trust Account.  The Grantor and the Beneficiary may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor or the Beneficiary, at the requesting party’s expense.

Section 6.5            Activity Reports.  The Trustee agrees to provide an activity report to the Beneficiary and the Grantor upon creation of the Trust Account and within five (5) calendar days following receipt of each Quarterly Certification from the Beneficiary, which report shall, in reasonable detail, show (i) all deposits, withdrawals and substitutions during such quarter; (ii) a listing of securities and other Assets held and cash balances in the Trust Account as of the last

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day of such quarter and (iii) the Fair Market Value (determined in accordance with Section 4.2) of each Asset held in the Trust Account (other than cash) and the amount of cash held in the Trust Account as of the last day of such quarter.  The Trustee agrees to provide written notification to the Grantor and the Beneficiary within five (5) calendar days of any deposits to or withdrawals from the Trust Account.

Section 6.6            Resignation or Removal of the Trustee; Appointment of Successor Trustee.

(a)        The Trustee may at any time resign as Trustee and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) calendar days after receipt by both the Beneficiary and the Grantor.  The Trustee may be removed by the Grantor by (i) delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety (90) calendar days after receipt by the Trustee and the Beneficiary of the notice and (ii) receipt of the Beneficiary’s consent to such action, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed by the Grantor and approved by the Beneficiary and all the securities and other Assets in the Trust Account have been duly transferred to such successor.  The Grantor, upon receipt of such notice of resignation, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Beneficiary, to act as a successor Trustee in accordance with all agreements of the Trustee herein and upon duly qualifying to act as such pursuant to Section 6.6(b).  The Beneficiary agrees not to withhold unreasonably approval of such Trustee.  Upon the Trustee’s delivery of the Assets to the qualified, successor depository, along with a closing statement showing all activities from the last quarterly report, the Trustee shall be discharged of further responsibilities hereunder, subject to any remaining obligations under Sections 6.3 and 6.6(b).

(b)        Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Grantor and to the then acting Trustee.  Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; but the predecessor Trustee shall nevertheless, when requested in writing by the successor Trustee, execute an instrument or instruments conveying and transferring to the Trustee upon the Trust herein all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer and deliver to the Trustee all property and money held by such predecessor hereunder.  The predecessor Trustee shall be entitled to reimbursement in accordance with Section 6.9 for all expenses it incurs in connection with the settlement of its accounts and the transfer and delivery of the Trust Assets to its successor.  The predecessor Trustee shall continue to be indemnified by reason of such entity being or having been a Trustee in accordance with Section 6.8.

Section 6.7            Release of Information.  The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement.  Furthermore, the Trustee shall fully and completely respond to any direct inquiries of any applicable regulatory authority with jurisdiction over the Grantor or any of the Beneficiary concerning the Trust Account or the

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Assets held hereunder, including detailed inventories of securities or funds, and the Trustee shall permit such regulatory authority to examine and audit all securities or funds held hereunder.  The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) calendar days’ prior notice to the Beneficiary and the Grantor of all such examinations and audits.

Section 6.8            Indemnification of the Trustee.  The Grantor shall indemnify, defend and hold the Trustee (and its directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature arising out of or in connection with this Trust Agreement or with the performance of its duties hereunder, including, among other things, reasonable attorneys’ fees and court costs, except to the extent such loss, liability, damage, cost and expense shall be caused by the Trustee’s negligence, willful misconduct or lack of good faith.  Whenever an action by the Trustee is authorized by written signed direction pursuant to the provisions of this Trust Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Trustee against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Trustee.  The provisions of this paragraph shall survive the termination of this Trust Agreement and the resignation or removal of the Trustee for any reason.

Section 6.9            Charges of the Trustee.  The Grantor agrees to pay all reasonable costs or fees charged by the Trustee for acting as the Trustee pursuant to this Trust Agreement, as agreed between the Grantor and the Trustee, including fees incurred by the Trustee for legal services deemed reasonably necessary by the Trustee as a result of the Trustee’s so acting; provided, however, that no such costs, fees or expenses shall be paid out of the Assets held in or credited to the Trust Account.

Section 6.10          Limitations of the Trustee.  The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Eligible Assets.  The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article V.

Section 6.11          Additional Rights of the Trustee.

(a)        No provision in this Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b)        The Trustee shall be entitled to rely on advice of or on an opinion of counsel concerning all matters of trust and its duty hereunder and shall not be liable for any action taken or not taken by it in reliance on such advice or on such opinion of counsel.

(c)        The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution notice, request, consent, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document believed by it to be genuine and to have been signed or sent by the proper

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person or persons.  The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, notice, consent, request, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document.

(d)        The permissive right of the Trustee to take action enumerated in this Trust Agreement shall not be construed as a duty and it shall not be answerable for other than its negligence, willful misconduct or lack of good faith.  In no event shall the Trustee be liable for indirect, special, incidental, punitive or consequential losses or damages, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof.

(e)        The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the Assets.

(f)        The Trustee shall not be accountable for the use or application by the Grantor or any Beneficiary or any other party of Assets which the Trustee has released in accordance with the terms of this Trust Agreement.

(g)        The Trustee makes no representations as to the validity or sufficiency of the Assets and the Trust Account for any particular purpose and shall incur no responsibility in respect thereof, other than in connection with the duties or obligations assigned to or imposed upon it as provided herein.

(h)        The Trustee shall not be responsible for the perfection, priority or enforceability of any lien or security interest in any of the Assets or in the Trust Account.

(i)         In accepting the trust hereby created, the Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against the Trustee arising from this Trust Agreement, shall look only to the Assets held by the Trustee hereunder for payment except as otherwise provided herein.

(j)         The Trustee shall not be considered in breach of or in default in its obligations hereunder in the event of delay in the performance of such obligations due to unforeseeable causes beyond its control (including, but not limited to, any act or provision of any present or future law or regulation or Governmental Authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility) or without its willful misconduct, negligence or lack of good faith.

ARTICLE VII

TERMINATION

Section 7.1            Termination.  This Trust Agreement may be terminated only upon joint written notice by the Grantor and the Beneficiary to the Trustee.  The Beneficiary shall consent to the termination of this Trust Agreement if the Grantor seeks to terminate this Trust Agreement as a result of the exhaustion of the Aggregate Limit.

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Section 7.2            Disposition of Assets Upon Termination.  Upon a termination pursuant to this Article VII, the Trustee shall distribute all Assets held and deposited under this Trust Agreement to the Grantor and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Grantor or as otherwise directed by the Grantor.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1            Notices.  Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any party under this Trust Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on written confirmation of receipt, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following addresses:

If to the Trustee:

Wells Fargo Bank, National Association
[•]
[•]
Attention:  [•]
Fax:  [•]

with a copy (which shall not constitute notice) to:

[•]
[•]
[•]
Attention:  [•]
Fax:  [•]

If to the Grantor:

Berkshire Hathaway Reinsurance Group
100 First Stamford Place
Stamford, CT 06902
Attention:  Stephen McArthur
Telephone:  (416) 263-7576
Fax:  (203) 363-5221
Email:  StephenMcArthur@bhlifere.com

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with a copy (which shall not constitute notice) to:

Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Attention:  Brian Snover

Vice President and General Counsel

Telephone:  (203) 363-5211
Fax:  (203) 363-5221
Email:  bsnover@berkre.com

If to the Beneficiary:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention:  Mark Parsons

Senior Vice President

Telephone:  (860) 226-8350
Fax:  (860) 226-4074
Email:  Mark.Parsons@Cigna.com

with copies (which shall not constitute notice) to:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention:  Mary Carey

Senior Counsel

Telephone:  (860) 226-9824
Fax:  (860) 226-8942
Email:  Mary.Carey@Cigna.com

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention:  Robert J. Sullivan

J. Stephanie Nam

Telephone:  (212) 735-3000
Fax:  (917) 777-2930
Email:  Robert.Sullivan@skadden.com

Stephanie.Nam@skadden.com

Each party to this Trust Agreement may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other parties to this Trust Agreement.

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Section 8.2            Entire Agreement.  Subject to the provisions of Section 6.3(a), this Trust Agreement, including Appendix A hereto, and solely as between the Beneficiary and the Grantor, the Retrocession Agreement and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the parties hereto and their respective affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 8.3            Waiver and Amendment.  This Trust Agreement and the Trust created hereunder shall be irrevocable, subject solely to the termination provisions set forth herein.  The Grantor shall have no right or power in any capacity to revoke, terminate or, except as provided in Section 2.1, alter or amend any terms of this Trust Agreement, in whole or in part, without the prior written consent of the Beneficiary and the Trustee.  Notwithstanding the foregoing, this Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto.  The Beneficiary’s failure at any time to exercise any of the rights or powers conferred upon them herein shall constitute neither a waiver of their right to exercise, nor stop them from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the Grantor is bound hereunder.

Section 8.4            Successors and Assigns.  The rights and obligations of a party under this Trust Agreement shall not be subject to assignment without the prior written consent of the other parties hereto, and any attempted assignment without the prior written consent of the other parties hereto shall be invalid ab initio.  The terms of this Trust Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto.  Notwithstanding the foregoing, any corporation or association into which the Trustee may be merged or converted, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Trustee without the execution or filing of any paper or further act.

Section 8.5            Headings.  The headings of this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.6            Governing Law and Jurisdiction.  This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), OR IN ANY APPELLATE COURT IN THE STATE OF NEW YORK, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT; PROVIDED, HOWEVER, THAT, IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THEN SAID ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL ADDRESSED TO SUCH PARTY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH PARTY IN ANY SUCH COURT.  EACH

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PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO AGREES THAT FINAL, NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURT HAVING JURISDICTION OVER SUCH PARTY OR ANY OF ITS ASSETS.  EACH PARTY AGREES TO WAIVE ANY REQUIREMENT FOR THE POSTING OF A BOND OR FOR THE POSTING OF ANY SECURITY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

Section 8.7                                    No Third Party Beneficiaries.  Nothing in this Trust Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any provision contained herein.

Section 8.8                                    Counterparts.  This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 8.9                                    Severability.  Any term or provision of this Trust Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  If any provision of this Trust Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Trust Agreement, the parties hereto shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the parties hereto as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 8.10                             Specific Performance.  Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event that any of the provisions of this Trust Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Trust

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Agreement by the other parties hereto and to enforce specifically this Trust Agreement and the terms and provisions hereof in any action instituted in accordance with Section 8.6, in addition to any other remedy to which such party may be entitled, at law or in equity.  In the event that any action is brought in equity to enforce the provisions of this Trust Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The parties hereto further agree that (i) by seeking the remedies provided for in this Section 8.10, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Trust Agreement, including monetary damages in the event that this Trust Agreement has been terminated or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted and (ii) nothing contained in this Section 8.10 shall require any party hereto to institute any action for (or limit any party’s right to institute any action for) specific performance under this Section 8.10 before exercising any termination right under Article VII, nor shall the commencement of any action pursuant to this Section 8.10 or anything contained in this Section 8.10 restrict or limit any party’s right to terminate this Trust Agreement in accordance with the terms of Article VII or pursue any other remedies under this Trust Agreement that may be available then or thereafter.

Section 8.11                             Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TRUST AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT.  EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TRUST AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.

Section 8.12                             Incontestability.  In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Trust Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each party hereto does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

Section 8.13                                       Set-Off.  Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against any of the Beneficiary or the Grantor with respect to this Trust Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.

Section 8.14                             Currency.  All financial data required to be provided pursuant to the terms of this Trust Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the parties hereto shall be in United States currency unless otherwise agreed by the parties hereto.

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IN WITNESS WHEREOF, this Trust Agreement is executed by the parties’ duly authorized officers on the dates indicated below with an effective date of:                             .

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
as Beneficiary

By:
Name: Mark Parsons
Title: Senior Vice President

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Trust Agreement Signature Page

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA,
as Grantor

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY,
as Grantor

By:
Name:
Title:

[Signatures Continue onto Next Page]

Trust Agreement Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

Trust Agreement Signature Page

Appendix A

TRUST PROVISIONS FOLLOWING A REINSURANCE CREDIT EVENT

In accordance with Article II of this Trust Agreement, upon the occurrence of a Reinsurance Credit Event, the provisions set forth in this Appendix A shall automatically replace the provisions of the equivalent Sections in this Trust Agreement and become effective.

Section 3.1                                    Continuing Obligation of the Grantor.

(a)                       The segregated trust account maintained by the Trustee with account number [•] (which shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”) shall continue in existence upon the occurrence of a Reinsurance Credit Event with the substitution of Assets as required under Section 2.1(b) of this Trust Agreement.

(b)                                 The Grantor shall ensure that the Trust Account shall hold RCE Eligible Assets at all times with a Fair Market Value of no less than the RCE Funding Amount, as determined in accordance with Section 4.2 of this Trust Agreement.

Section 3.3                                    Purpose of the Trust.  The Assets in the Trust Account shall be held by the Trustee for the sole benefit of the Beneficiary.  The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 4.1                                    (a)                                 Substitution of Trust Account Assets.  Upon receipt of the prior written consent of the Beneficiary, such consent not to be unreasonably withheld, the Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged (the “Replacement Assets”) must be RCE Eligible Assets, (ii) the Replacement Assets must be deposited in the Trust Account on the day of the substitution or exchange and (iii) the aggregate Fair Market Value of the Replacement Assets must be at least equal to the aggregate Fair Market Value of the Assets being removed from the Trust Account.  Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiary that such substitution or exchange meets the requirements of this Section 4.1.  The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiary prompt written notice of any substitution made pursuant hereto.

Section 4.3                                    Quarterly Certification.  On each Accounting Date, the Beneficiary shall provide the Grantor (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the RCE Funding Amount as of the calendar quarter end and the aggregate Fair Market Value of the RCE Eligible Assets held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis).  As soon as is practicable, but in no event more than five (5) calendar days following its receipt of the Quarterly Certification, the Grantor shall either (i) countersign such certification and return it to the Beneficiary or (ii) notify the Beneficiary that it objects to the Beneficiary’s calculation of the Required Balance or the Beneficiary’s valuation of any Asset.  If the parties are unable to resolve such dispute within ten (10) Business Days of the Grantor’s transmittal to the Beneficiary of its

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notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation.  All other disputes shall be resolved in accordance with Section 8.6 of this Trust Agreement.  The Beneficiary shall permit the Grantor to audit its records in accordance with Section 6.1 of the Retrocession Agreement in order to determine the Beneficiary’s compliance with this Section 4.3.

Section 5.1                                    Release of Trust Account Assets to the Beneficiary.

(a)                                 Notwithstanding anything in this Trust Agreement to the contrary, the Beneficiary shall have the right to withdraw Assets from the Trust Account at any time, without notice to the Grantor, subject only to written notice to the Trustee from the Beneficiary given in accordance with Section 8.1 of this Trust Agreement.  Other than such notice, no other statement or document need be presented by the Beneficiary to withdraw such Assets except that the Beneficiary shall acknowledge to the Trustee receipt of such withdrawn Assets.  Upon such written notice of demand of the Beneficiary, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets to the Beneficiary and, to the extent applicable, deliver physical custody of such Assets to the Beneficiary.  Upon such transfer, Trustee shall promptly forward a copy of such notice to the Grantor.  The Trustee shall not be subject to any liability for any payment made by it to the Beneficiary pursuant to such written demand by the Beneficiary.

(b)                                 The Grantor and the Beneficiary agree that the Assets from the Trust Account may only be withdrawn by the Beneficiary, and utilized and applied by the Beneficiary, or any successor by operation of law of the Beneficiary including any liquidator or rehabilitator, receiver or conservator of the Beneficiary, without diminution because of insolvency on the part of the Grantor, for one or more of the following purposes:

(i)                                     to pay for the Grantor’s share of premiums returned to policyholders or ceding companies of the Covered Contracts because of cancellations of such contracts to the extent same constitute Ultimate Net Loss;

(ii)                                  to pay for the Grantor’s share of surrenders and benefits or losses pursuant to the provisions of the Covered Contracts to the extent same constitute Ultimate Net Loss;

(iii)                               where the Beneficiary has received notification of the termination of the Trust Account and such termination is being attempted without the consent of the Beneficiary, and where the Grantor’s entire obligations under the Retrocession Agreement remain unliquidated and undischarged ten (10) calendar days prior to the termination date, to fund an account with the Beneficiary in an amount at least equal to the deduction, for reinsurance ceded, from the Beneficiary’s liabilities for the Covered Liabilities; and

(iv)                              to pay any other amounts the Beneficiary claims are due under the Retrocession Agreement.

Section 5.2                                    Release of Trust Account Assets to the Grantor.  Subject to receipt of the Beneficiary’s prior written instructions, the Trustee may, from time to time, release to the

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Grantor Assets with an aggregate Fair Market Value equal to the amount that exceeds 102% of the RCE Funding Amount as of the prior calendar quarter end.  In connection with any such release of Assets, the Trustee shall take any and all necessary steps to transfer absolutely and unequivocally all right, title and interest in such released Assets to the Grantor or its designee.  Unless otherwise notified to the Trustee by NICO, NICO shall be deemed to be the designee of the Grantor and all amounts otherwise distributable to the Grantor shall be distributed to NICO.  The Trustee shall not be subject to any liability for any payment made by it to the Grantor pursuant to such written instructions received by it from the Beneficiary.

Section 5.3                                    Adjustment of Trust Account Assets.

(a)                                 The RCE Funding Amount as of the end of each calendar quarter shall be certified to the Trustee by the Beneficiary in the manner set forth in Section 4.3 hereof.

(b)                                 If the aggregate Fair Market Value of the RCE Eligible Assets maintained in the Trust Account as of any calendar quarter end is less than the RCE Funding Amount as of such calendar quarter end, then within five (5) calendar days of its receipt of the certification set forth in Section 4.3, the Grantor shall deposit into the Trust Account such additional Assets with an aggregate Fair Market Value as are necessary to ensure that the aggregate Fair Market Value of the RCE Eligible Assets held in the Trust Account is no less than the RCE Funding Amount as of the immediately prior calendar quarter end.

Section 6.3                                    Responsibilities of the Trustee.

(a)                                 The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee.  The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto.  The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith.  The Trustee further agrees to forward upon request of the Beneficiary, the Grantor or any Insurance Commissioner a statement and valuation of all Assets held under this Trust Agreement.  The Trustee may rely on the instructions provided to it by either BHLN or NICO as the instructions of the Grantor.

(b)                                 Subject to the other provisions of this Trust Agreement, including the requirements that only RCE Eligible Assets may be held in the Trust Account and provisions relating to the substitution of Assets, (i) the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account, including, but not limited to, directing the Trustee to enter into one or more investment management, advisory, custodial, depository or other agreements of form and substance specified by the Grantor, with any other person, including any affiliate of the Grantor, selected by the Grantor and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such

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management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and will take any actions related thereto as directed by the Grantor in accordance therewith.  Any investment direction given to the Trustee by the Grantor or its investment advisor shall constitute a certification to the Trustee that the assets to be purchased pursuant to such directions are Eligible Assets.  The Trustee shall be under no duty or responsibility to confirm that such investments constitute or continue to be Eligible Assets.

Section 6.4                                    Books and Records.  The Trustee shall keep full and complete records of the administration of the Trust Account.  The Grantor, the Beneficiary and/or the Insurance Commissioner may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor, the Beneficiary and/or the Insurance Commissioner, at the requesting party’s expense.

Section 6.7                                    Release of Information.  The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement.  Furthermore, the Trustee shall fully and completely respond to any direct inquiries of the Insurance Commissioner, or any of its representatives, concerning the Trust Account or the Assets held hereunder, including, detailed inventories of securities or funds, and the Trustee shall permit the Insurance Commissioner, or its representatives, to examine and audit all securities or funds held hereunder.  The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) calendar days prior notice to the Beneficiary and the Grantor of all such examinations and audits.

Section 6.10                             Limitations of the Trustee.  The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are RCE Eligible Assets.  The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with this Article V.

Section 8.2                                    Construction and Effect.  This Trust Agreement and the enforceability hereof shall not be subject to the satisfaction of any conditions or qualifications not expressly included herein.

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Appendix B

Beneficiary Withdrawal Notice

[To Come]

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Appendix C

Grantor Withdrawal Notice

[To Come]

NATIONAL INDEMNITY COMPANY

SURETY POLICY

Agreement No.: RA-4086

Effective Date: February 4, 2013

ARTICLE 1 — OBLIGATIONS

Section 1.1.  Obligations Defined.

NATIONAL INDEMNITY COMPANY (“Surety”), for an agreed Premium, which has been paid by Berkshire Hathaway Life Insurance Company of Nebraska (“BHLN”), and of which Surety acknowledges receipt, hereby absolutely and irrevocably agrees, subject to the terms of this surety policy (the “Surety Policy”), to:

(A)                               unconditionally guarantee to Connecticut General Life Insurance Company and its successors and assigns (“CGLIC”) the due and punctual payment, in accordance with the terms hereof, of amounts (whether present or future, actual or contingent) directly or indirectly owing to CGLIC by BHLN in satisfaction of all obligations of BHLN under and pursuant to the terms of that (i) certain Retrocession Agreement, dated February 4, 2013, between CGLIC and BHLN (the “Retrocession Agreement”), or (ii) the Trust Agreement, to be entered into as soon as practicable after the date hereof, among CGLIC, BHLN, Surety and Wells Fargo Bank, National Association (the “Trustee”), in the form attached hereto as Exhibit A with such changes as may be required by the Trustee (the “Trust Agreement”, and together with the Retrocession Agreement, the “Contracts”);

(B)                               timely perform, in accordance with Sections 1.3 and 1.5 hereof, the financial and funding obligations of BHLN under and pursuant to the terms of the Contracts, which include the obligation to fund the Claims Paying Account as and when required pursuant to the applicable terms of the Retrocession Agreement, to indemnify CGLIC upon any breach or non-performance of a covenant, or to deposit RCE Eligible Assets into the Trust Account upon the occurrence of a Reinsurance Credit Event (the obligations described in Sections 1.1(A) and (B) collectively, the “BHLN Obligations”);

(C)                               indemnify and hold harmless CGLIC for and against any loss, cost, expense or damage incurred by CGLIC as a result of any BHLN Obligation being unsatisfied in whole or in part for any reason, including by reason of (i) BHLN’s failure to perform under or pursuant to the terms of the Contracts, (ii) illegality, incapacity, lack or exceeding of powers or ineffectiveness of execution, or (iii) one or more of the Contracts (a) being, when any such BHLN Obligation was incurred, or (b) becoming, after any such BHLN Obligation was incurred, void, voidable or unenforceable for any reason whatsoever, in either case, whether or not CGLIC knew that such Contract was, or was going to become, void, voidable or unenforceable when any such BHLN Obligation was incurred; and

(D)                               (i) deposit Assets in the Trust Account in accordance with Article X of the Retrocession Agreement and (ii) on and after the occurrence of a Reinsurance Credit Event, deposit additional Assets in the Trust Account with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the RCE Eligible Assets held in the Trust Account is no less than the RCE Funding Amount as of the immediately prior calendar quarter end (the obligations described in Sections 1.1(C) and (D), together with the BHLN Obligations, collectively, the “Obligations”).

Section 1.2.  Nature of Surety’s Obligations.

(A)                               CGLIC may, at its sole option, proceed directly against Surety in respect of a BHLN Obligation without first filing an action against BHLN to collect under the applicable Contract; provided that:

(i)                                     nothing herein shall be deemed to relieve CGLIC of its obligations, if any, to provide notice to BHLN under the Contracts;

(ii)                                  under no circumstance may CGLIC recover in full from both BHLN and Surety for the same Obligation;

(iii)                               even after satisfaction by Surety of a BHLN Obligation, CGLIC shall cooperate in good faith with BHLN (or Surety, if BHLN is subject to an Insolvency Event) to settle any dispute regarding the Obligations in accordance with the dispute resolution terms of the Retrocession Agreement; and

(iv)                              if and so long as Surety has complied with its obligations pursuant to Section 1.1(C), CGLIC may proceed against Surety only if there are no remaining funds in the Claims Paying Account.

(B)                               As used herein, “Insolvency Event” means the commencement of any insolvency or delinquency proceeding as defined by Section 44-4803 of the Nebraska Insurance Law, or the commencement of any proceedings by or against BHLN or Surety for the winding up or liquidation of its affairs, or the consent to the appointment of a receiver, liquidator, rehabilitator, or conservator in any insolvency or delinquency proceeding of or relating to BHLN or Surety.

(C)                               Notwithstanding the provisions herein, if for any reason Surety fails to pay CGLIC for any undisputed BHLIC Obligation in full or in a timely manner,

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Surety agrees and acknowledges that CGLIC may, at its option, draw upon the assets in the Trust Account and apply the proceeds thereof to the BHLIC Obligations in accordance with the terms of the Contracts.

(D)                               In the event that CGLIC is required to repay or return any amount previously paid to it which it is not required to repay or return under the terms and conditions of the applicable Contract, including any requirement to repay or return any amounts previously paid in any subsequent Insolvency Event of BHLN, the payment of which amount is guaranteed hereunder, this Surety Policy shall be reinstated with respect to such amount, in full force and effect as though such payment to CGLIC had not been made.

(E)                                The Obligations of Surety under this Surety Policy shall (i) be binding upon Surety and its respective successors and permitted assigns, (ii) subject to its terms and conditions, be unconditional, irrevocable, unsubordinated and absolute, and (iii) remain in full force and effect until CGLIC has given notice to BHLN and Surety that the Obligations have been fully discharged.

(F)                                 The liability of Surety under this Surety Policy shall be irrevocable, absolute and unconditional irrespective of, and shall not be discharged or otherwise adversely affected by, and Surety hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any of the following:

(i)                                     any change agreed by BHLN and CGLIC in the time, manner or place of payment of, or in any other term of, all or any of the Obligations under or in respect of the Contracts; or

(ii)                                  any change, restructuring or termination of the corporate structure or existence of BHLN or any of its subsidiaries; or

(iii)                               any intermediate payment, partial settlement of account or discharge in part of the Obligations, except and solely to the extent of any such intermediate payment, partial settlement of account or discharge in part of the Obligations; or

(iv)                              any variation, extension, discharge, dealing with, exchange or renewal of any right or remedy which CGLIC may have now or after the date of this Surety Policy against or from BHLN and/or any other person in connection with the Obligations; or

(v)                                 any amendment, variation, novation or supplement of, or to, any of the Obligations; or

(vi)                              any termination of the Contracts, unless the relevant Contract is terminated in accordance with its terms; or

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(vii)                           any Insolvency Event, incapacity, limitation, disability, the discharge by operation of law, or any change in the constitution, name or style of BHLN or Surety; or

(viii)                        any invalidity, illegality, unenforceability, irregularity or frustration of any actual or purported obligation of, or security held from BHLN and Surety or any other person in connection with, the Obligations; or

(ix)                              any act or omission which would not have discharged or affected the liability of Surety had it been a principal debtor instead of a Surety or by anything done or omitted by any person which but for this provision might operate or exonerate or discharge Surety or otherwise reduce or extinguish its liability under this Surety Policy.

(G)                               CGLIC acknowledges and agrees that Surety, as a co-grantor with BHLN, is depositing assets in the Trust Account to collateralize its obligations under this Surety Policy and the BHLN Obligations.  In order to perform and secure its obligations hereunder and the BHLN Obligations, Surety agrees to deposit assets in the Trust Account in accordance with the requirements in Article X of the Retrocession Agreement.

(H)                              Except as otherwise provided in Section 1.2(A)(i) of this Surety Policy, Surety hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Surety Policy and any requirement that CGLIC protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against BHLN or any other person or any collateral.

(I)                                   Surety hereby unconditionally and irrevocably waives any right to revoke this Surety Policy and acknowledges that this Surety Policy is continuing in nature and applies to all Obligations, whether existing now or in the future.

(J)                                   Subject to Section 1.2(C): (A) notwithstanding anything contained herein to the contrary, nothing in this Surety Policy shall preclude Surety from asserting a valid claim or valid defense to the effect that an Obligation has been paid, discharged or satisfied in full in accordance with the terms of the relevant Contract; (B) payment of an Obligation in full by Surety pursuant to this Surety Policy shall be deemed to satisfy BHLN’s obligation to perform or pay such Obligation for any purpose, including under the applicable Contract; and (C) CGLIC shall not be entitled to obtain payment or performance of an Obligation from BHLN under any Contract or withdraw funds from the Trust Account or any replacement or successor thereof or substitution therefor to satisfy an Obligation to the extent that such Obligation has theretofore been paid or performed in full by Surety under this Surety Policy.

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Section 1.3.  Demand for Payment.

Notwithstanding anything contained herein to the contrary, CGLIC shall not make any demand for payment hereunder against Surety unless it first notifies Surety, with a copy to BHLN, pursuant to the notification provisions of this Surety Policy, that an Obligation is due and payable to CGLIC under and pursuant to the Contracts and has not been satisfied for any reason, including any reason set forth in Section 1.1(C) of this Surety Policy; provided, however, that the failure of CGLIC to give notice pursuant to this Section 1.3 shall not impair the rights of CGLIC to demand or receive payment hereunder upon providing the notice required under this Section 1.3.

Section 1.4.  Surety rights of action against BHLN.

Surety expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, set-off, contribution and any other claim which it may now or hereafter have against BHLN or any other person directly or contingently liable in connection with the Contracts, Obligations or this Surety Policy (collectively the “Recovery Claims”), for so long as any of the BHLN Obligations or any of Surety’s obligations under this Surety Policy remain unsatisfied.

Section 1.5.  Payment Upon Default.

In the event of a default by either Surety or BHLN in the payment or performance of an Obligation, Surety shall either pay the full amount in default to CGLIC or, in the case of an Obligation requiring performance of a funding or deposit obligation, fund or deposit such amount in the Claims Paying Account or the Trust Account, as applicable, no later than the second Business Day after receipt of the demand by CGLIC in accordance with Section 1.3 of this Surety Policy.

All sums payable by Surety under this Surety Policy shall be paid in full to CGLIC or deposited in the Claims Paying Account or the Trust Account, as applicable, in accordance with, and subject to, the terms and conditions of this Surety Policy:

(A)                               without any set-off, condition or counterclaim whatsoever except as BHLN would have been authorized to make under the Contracts; and

(B)                               free and clear of any deductions or withholdings whatsoever except only as may be required by law or regulation which is binding on Surety.

If any deduction or withholding is required by any law or regulation to be made by Surety, the amount of the payment due from Surety shall be increased to an amount which (after making any deduction or withholding) leaves an amount equal to the payment which would have been due if no deduction or withholding had been required; unless such payment would not have had to be grossed up by BHLN under the terms of the Contracts.  Surety may require CGLIC to provide copies of all forms to which it is entitled and that are required to be provided by the laws of the United States of America and any applicable State and file any such forms where required by the laws of the United States of America and any applicable State, including forms required by the Internal

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Revenue Service, which would allow Surety to make payments without, or which would reduce the amount of, required deductions or withholdings.

Surety shall promptly deliver or procure delivery to BHLN of all receipts issued to it evidencing each deduction or withholding which it has made.

Section 1.6.  Consents

Surety agrees that CGLIC may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Surety, extend the time for payment of or renew any of the Obligations owing to it, and may also make any agreement with BHLN for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between CGLIC and BHLN, without impairing or affecting this Surety Policy.

Section 1.7.  Remedies Not Exclusive; Waiver.

No remedy herein conferred upon or reserved to CGLIC in this Surety Policy is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Surety Policy or now or hereafter existing at law or in equity.  No failure on the part of CGLIC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 1.8.  Discharge of Surety Policy.

Anything contained in this Surety Policy to the contrary notwithstanding, except as provided herein with respect to the expenses incurred in connection with the enforcement hereof, the obligations of Surety hereunder shall be satisfied in full and discharged upon the discharge in full of all the Obligations.  Any payment by Surety pursuant to this Surety Policy will, to the extent of such payment, discharge BHLN’s obligations to CGLIC under the applicable Contract.

Notwithstanding the above, if any right, security, disposition or payment is avoided, set aside or ordered to be refunded, subject to Section 1.2(C) CGLIC shall be entitled subsequently to enforce this Surety Policy against the Surety as if such release, discharge or settlement had not occurred and any such security, disposition or payment had not been made.

Section 1.9.  Expenses

Surety shall on a full indemnity basis pay to CGLIC on demand the amount of all reasonable costs and expenses (including legal and out-of-pocket expenses and any valued added tax on those costs and expenses) including reasonable attorneys’ fees and disbursements, paid by CGLIC in enforcing, preserving or exercising any rights under this Surety Policy; provided that this Section shall only be applicable if Surety is obligated to make a payment under any other provision of this Surety Policy.

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ARTICLE 2 - REPRESENTATIONS AND WARRANTIES

Section 2.1.  Representations of Surety.

Surety hereby represents and warrants as of the date hereof and each day hereafter during which any of the obligations of Surety hereunder shall remain outstanding that:

(A)                               it is a corporation duly organized, validly existing and in good standing under the laws of Nebraska, with all licenses and any other corporate power required to execute, deliver and perform its obligations under this Surety Policy;

(B)                               it has duly authorized this Surety Policy and no approval or other action by any governmental authority is required in connection herewith that has not already been obtained;

(C)                               this Surety Policy is its legally valid and binding obligation, enforceable against it in accordance with its terms;

(D)                               neither the making nor the performance of this Surety Policy by it will conflict with, or result in a default under, or violate its charter or bylaws or any indenture, agreement or other instrument to which it is a party or by which it may be bound, or any law, regulation, judgment, decree or order of any court or other governmental authority;

(E)                                none of Surety’s assets is entitled to immunity on any ground from any legal action or proceeding;

(F)                                 all necessary corporate action has been duly taken by Surety to authorize execution and delivery of this Surety Policy and the performance of obligations hereunder;

(G)                               no event or circumstance is outstanding which constitutes a default under any deed or instrument which is binding on Surety, or to which its assets are subject, which might have a material adverse effect on Surety’s ability to perform its obligations under this Surety Policy;

(H)                              Surety is not required under the law of its jurisdiction of incorporation to (i) file, obtain pre-approval of, record or register this Surety Policy with any court or other authority, including the Nebraska Department of Insurance, or (ii) pay any stamp or other tax on or in relation to this Surety Policy;

(I)                                   this Surety Policy constitutes “insurance,” as such term is defined in Section 102 of the Nebraska Insurance Code; and

(J)                                   there are no conditions precedent to the effectiveness and enforceability of this Surety Policy that have not been satisfied or waived.

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ARTICLE 3 - MISCELLANEOUS

Section 3.1.  Amendment of Surety Policy.

Except as set forth in Section 3.2 hereof, no amendment or waiver of any provision of this Surety Policy shall be effective with respect to the Obligations in any event unless such amendment or waiver shall be in writing and signed by the Surety, BHLN and CGLIC, and any such waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is granted and shall not prevent the party giving it from subsequently relying on the relevant provision.

Section 3.2.  Notices.

Any notices or communication required or permitted to be sent pursuant to this Surety Policy shall be sent by first class mail or courier or by electronic facsimile transmission by a device that records automatically the receipt of such transmission as follows:

Surety:

National Indemnity Company

3024 Harney Street

Omaha, NE 68131

Attn:  President

Facsimile :  001 402 916 3237

with a copy to BHLN:

Berkshire Hathaway Life Insurance Company of Nebraska

100 First Stamford Place

Stamford, CT 06902 USA

Attn:  General Counsel

Facsimile:  001 203 363 5221

CGLIC:

Connecticut General Life Insurance Company

900 Cottage Grove Road

Bloomfield, CT 06002

Attn:  Mark Parsons

Senior Vice President

Facsimile:  (860) 226-4074

Surety, CGLIC or BHLN may each unilaterally amend the address for notices under this Surety Policy on fifteen days advance notice given in accordance with this Section 3.2.

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Section 3.3.  Headings Not Part of this Surety Policy.

Any headings preceding the text of the several sections hereof shall be solely for convenience of reference and shall not constitute a part of this Surety Policy, nor shall they affect its meaning, construction or effect.

Section 3.4.  Severability.

The invalidity or unenforceability of any one or more provisions in this Surety Policy shall not affect the validity or enforceability of the remaining provisions of this Surety Policy, or any part thereof.  If any invalid, unenforceable or legal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall be reformed as necessary to give effect to the commercial intention of the parties.

Section 3.5.  Governing Law; Submission to Jurisdiction.

(A)                               This Surety Policy and all non-contractual obligations arising from or connected with it shall be governed by the laws of the State of New York, without giving effect to principles or rules of conflict of laws.

(B)                               Surety hereby irrevocably submits to the exclusive jurisdiction of the courts of the United States of America for the Southern District of New York or, in the event that such courts do not have subject matter jurisdiction, in the courts of the State of New York located in the Borough of Manhattan, The City of New York, to settle any dispute arising from or connected with this Surety Policy, including a dispute regarding the existence, validity or termination of this Surety Policy or the consequences of its nullity (“Dispute”).  The parties agree that such courts are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

(C)                               Surety irrevocably agrees that the documents which start any Dispute proceedings, and any other documents required to be served in relation to the commencement of such proceedings, may be marked for the attention of President and served on National Indemnity Company, whose registered office is currently at 3024 Harney Street, Omaha, Nebraska, USA 68131.  Such documents may, however, be served in any other manner allowed by law.

Section 3.6.  No Assignment.

Surety shall not assign or transfer its obligations under this Surety Policy to any other party without the prior written consent of CGLIC.

Section 3.7.  Interpretation.

When a reference is made in this Surety Policy to a Section, such reference shall be to a section of this Surety Policy unless otherwise clearly indicated to the contrary.  Whenever the words “include”, “includes” or “including” are used in this Surety Policy, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”,

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“herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Surety Policy as a whole and not to any particular provision of this Surety Policy.  The meaning assigned to each term used in this Surety Policy shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Contracts.

Section 3.8.  Incontestability.

Surety does hereby agree that this Surety Policy, and each and every provision hereof, is and shall be enforceable by BHLN and CGLIC according to its terms, and Surety does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

Section 3.9.  Miscellaneous.

Without prejudice to Section 1.2(F) and to the survival of any of the other agreements of Surety under this Surety Policy, the agreements and obligations of Surety contained in Section 1.2(C), Section 1.9, Section 3.4, Section 3.5, Section 3.7, Section 3.8 and this Section 3.9 shall survive the payment in full of the Obligations under this Surety Policy.

[Remainder of Page Intentionally Left Blank — Signature Page Follows]

10

IN WITNESS WHEREOF, Surety, intending to be legally bound has caused this Surety Policy to be executed by its duly authorized officer as of the date first written above and delivered to CGLIC; and BHLN and CGLIC have executed this Surety in confirmation and acknowledgement of its terms and conditions by their respective duly authorized officers as of the date first above written.

NATIONAL INDEMNITY COMPANY

By:
	Name:	Brian Snover
	Title:	Vice President

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA

By:
	Name:	Michael Lawler
	Title:	Vice President

[Signatures Continue onto Next Page]

NICO Surety Policy Signature Page

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:
	Name:	Mark Parsons
	Title:	Senior Vice President

NICO Surety Policy Signature Page

EXECUTION COPY

RETROCESSION AGREEMENT

by and between

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

and

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA

Dated as of February 4, 2013

Table of Contents

		Page

ARTICLE I

DEFINITIONS

1.1	Definitions	1

ARTICLE II

REINSURANCE CEDED

2.1	Reinsurance Coverage	10
2.2	Ultimate Net Loss	10
2.3	Extracontractual Damages	11
2.4	Contract Changes	11
2.5	Territory	11

ARTICLE III

REINSURANCE CONSIDERATION

3.1	Retrocession Premium	12
3.2	Additional Consideration	13
3.3	ALC Model Recalculation	13
3.4	ALC Model Adjustment	14
3.5	Payments	15

ARTICLE IV

ADMINISTRATION

4.1	Administration	15
4.2	Administrative Reporting	16
4.3	Annual Report of Aggregate Limit	16
4.4	Approval Rights	17
4.5	Regulatory Complaints and Proceedings	18
4.6	Legal Proceedings	18
4.7	Transfer of Administrative Responsibilities	19

ARTICLE V

CLAIMS PAYING ACCOUNT

5.1	Claims Paying Account	22

ARTICLE VI

BOOKS AND RECORDS

6.1	Access to Books and Records	23

ARTICLE VII

DURATION AND TERMINATION; RECAPTURE

7.1	Duration and Termination	23
7.2	Effect of Termination	24
7.3	Recapture of Covered Liabilities by Retrocessionaire	24
7.4	Recapture of Covered Liabilities by CGLIC	24
7.5	Termination by Retrocessionaire	26
7.6	Dispute Resolution	26

ARTICLE VIII

REPORTING AND DAC TAX

8.1	Reporting	26
8.2	DAC Tax	26

ARTICLE IX

INSOLVENCY

9.1	Insolvency of CGLIC	28

ARTICLE X

TRUST ACCOUNT

10.1	Establishment and Initial Funding of Trust Account	29
10.2	Ongoing Funding of Trust Account Prior to a Reinsurance Credit Event	29
10.3	Ongoing Funding of Trust Account Following the Occurrence of a Reinsurance Credit Event	30
10.4	Trust Assets	30
10.5	Substitution of Trust Assets	30
10.6	Settlements	31
10.7	Modification Upon Occurrence of a Reinsurance Credit Event	31
10.8	Withdrawal of Trust Assets by CGLIC Prior to the Occurrence of a Reinsurance Credit Event	31
10.9	Withdrawal of Trust Assets by CGLIC After the Occurrence of a Reinsurance Credit Event	32
10.10	Withdrawal of Trust Assets by Retrocessionaire Prior to the Occurrence of a Reinsurance Credit Event	33

10.11	Withdrawal of Trust Assets by Retrocessionaire Following the Occurrence of a Reinsurance Credit Event	33

ARTICLE XI

SALVAGE AND SUBROGATION

11.1	Salvage and Subrogation	33
11.2	Expenses	34

ARTICLE XII

THIRD PARTY RETROCESSION AGREEMENTS

12.1	Third Party Retrocession Recoverables	34

ARTICLE XIII

REINSURANCE CREDIT

13.1	Reinsurance Credit	35

ARTICLE XIV

REGULATORY MATTERS

14.1	Regulatory Matters	36

ARTICLE XV

ERRORS AND OMISSIONS

15.1	Errors and Omissions	36

ARTICLE XVI

DISPUTE RESOLUTION

16.1	Dispute Resolution	36

ARTICLE XVII

INDEMNIFICATION

17.1	Retrocessionaire’s Obligation to Indemnify	37
17.2	CGLIC’s Obligation to Indemnify	38
17.3	Indemnification Procedures	38
17.4	Exclusive Remedy	38

ARTICLE XVIII

MISCELLANEOUS PROVISIONS

18.1	Notices	39
18.2	Entire Agreement	41
18.3	Waiver and Amendment	41
18.4	Successors and Assigns	41
18.5	Headings	41
18.6	Construction; Interpretation	41
18.7	Governing Law and Jurisdiction	42
18.8	No Third Party Beneficiaries	42
18.9	Counterparts	43
18.10	Severability	43
18.11	Specific Performance	43
18.12	Waiver of Jury Trial	44
18.13	Incontestability	44
18.14	Set-Off	44
18.15	Currency	44
18.16	Waiver of Duty of Utmost Good Faith	44

LIST OF EXHIBITS

Exhibit A	Form of Trust Agreement

LIST OF SCHEDULES

Schedule 1.1(a)	Covered Contracts
Schedule 1.1(b)	Third Party Retrocessional Agreements
Schedule 3.4(a)	Pricing Formula
Schedule 3.4(b)	ALC Model Adjustment Amount
Schedule 4.1(a)	Administrative Services

v

RETROCESSION AGREEMENT

THIS RETROCESSION AGREEMENT, dated as of February 4, 2013 (this “Retrocession Agreement”), is made and entered into by and between Connecticut General Life Insurance Company, a Connecticut life insurance company (“CGLIC”), and Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company (“Retrocessionaire”).

WHEREAS, the Parties are entering into this Retrocession Agreement pursuant to that certain Master Transaction Agreement, dated as of February 4, 2013 (the “Master Transaction Agreement”), by and among the Parties (as defined below), and National Indemnity Company, a Nebraska property and casualty insurance company, solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, 6.6 and 6.9 and Articles II, V, VII and VIII thereof (“NICO”);

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CGLIC and Retrocessionaire (individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1          Definitions.  The following terms shall have the respective meanings set forth below throughout this Retrocession Agreement (definitions are applicable to both the singular and the plural forms of each term defined in this ARTICLE I):

“Accounting Date” has the meaning set forth in Section 4.2(a).

“Additional Consideration” has the meaning set forth in Section 3.2.

“Administrative Oversight Expenses” has the meaning set forth in Section 4.4(b).

“Administrative Services Agreement” has the meaning set forth in Section 4.7(a).

“Affiliate” means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Guaranteed Minimum Death Benefit Amount” has the meaning set forth in Section 7.4(f).

“Aggregate Guaranteed Minimum Death Benefit Amount as of December 31, 2012” has the meaning set forth in Section 7.4(f).

“Aggregate Limit” has the meaning set forth in Section 2.1(c).

“Aggregate Limit Report” has the meaning set forth in Section 4.3(a).

“Allocated Loss Adjustment Expenses” means all costs, fees and expenses incurred by Retrocessionaire in the investigation, adjustment, settlement or defense of all specific claims or the monitoring, preservation or enforcement of rights, interests or benefits arising out of or related to the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements (excluding office expenses and salaries of officials of Retrocessionaire or any other administrative or overhead expenses of Retrocessionaire except in the case of claim adjusters or staff attorneys, and then only when the time spent and any expenses of the adjuster or staff attorney is allocable to a specific claim), and court costs, and interest on any judgment or award under or arising out of the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements; provided, however, in no event shall Allocated Loss Adjustment Expenses include any expenses payable by CGLIC under Section 4.7(b)(i).  Allocated Loss Adjustment Expenses shall also include expenses associated with an action by Retrocessionaire for declaratory judgment filed in connection with the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.

“ALC Dispute Notice” has the meaning set forth in Section 3.3(a).

“ALC Dispute Period” has the meaning set forth in Section 3.3(a).

“ALC Model” has the meaning set forth in the Master Transaction Agreement.

“ALC Model Adjustment Amount” has the meaning set forth in Schedule 3.4(b).

“ALC Model Differential” has the meaning set forth in Section 3.4(b).

“ALC Model Representations” has the meaning set forth in the Master Transaction Agreement.

“ALC Response Period” has the meaning set forth in Section 3.3(b).

“Alternative Action” has the meaning set forth in Section 4.4(a).

“Applicable Interest Rate” means a rate per annum equal the three-month London Interbank Offered Rate as published in The Wall Street Journal, Eastern Edition, with such rate being determined on or most recently prior to the date such payment is due.

“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority or any Tax Authority pursuant to any of the foregoing, in each case applicable to any Party, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.

“Approval Request” has the meaning set forth in Section 4.4(a).

“Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of a Party or its Affiliates and relating to the Business Covered, including (i) administrative records, (ii) claim records, (iii) policy files, (iv) sales records, (v) files and records relating to Applicable Law, (vi) reinsurance records, (vii) underwriting records, (viii) accounting records and (ix) for all taxable periods ending after December 31, 2003 and solely with respect to the Covered Contracts, Tax records and all other data and information with respect to Tax disputes (subject to proper safeguards and exclusions reasonably agreed by the Parties), but excluding (a) Tax Returns, (b) files, records, data and information with respect to employees, (c) records, data and information with respect to any employee benefit plan, (d) any files, records, data and information not reasonably related to the Business Covered, (e) any materials prepared for the boards of directors of Retrocessionaire, CGLIC or their Affiliates and (f) any materials that are privileged and/or confidential for which CGLIC or its Affiliates do not have a common interest agreement with Retrocessionaire; provided, that if any such records or data referred to in the foregoing clauses (i) through (viii) contain information which does not relate to the Business Covered, such information shall not constitute “Books and Records” for purposes of this Retrocession Agreement.

“Business Covered” means the life reinsurance business of CGLIC relating to the Covered Contracts.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Connecticut or Nebraska are required or authorized by law to be closed.

“Cedent Group” has the meaning set forth in Section 5.1(b).

“Census Values” has the meaning set forth in the Master Transaction Agreement.

“CGLIC” has the meaning set forth in the Preamble.

“CGLIC Extracontractual Damages” means any Extracontractual Damages to the extent arising out of, or incurred in connection with (i) acts taken or omitted to be taken by CGLIC or any of its current or former Affiliates, or their agents, brokers or Representatives, prior to the Effective Time or (ii) acts of fraud or intentional misconduct on the part of CGLIC or any of its current or former Affiliates, or any delegatee of CGLIC pursuant to Section 4.1(e).

“CGLIC Indemnified Parties” has the meaning set forth in Section 17.1.

“Claims Estimate” has the meaning set forth in Section 5.1(b).

“Claims Paying Account” has the meaning set forth in Section 5.1(a).

“Claims Settlement Retrocessionaire Approval Rights” has the meaning set forth in Section 4.4(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Computer Programs” means (i) computer programs, including object code, executables and source code, (ii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iii) documentation, including user manuals and training materials, relating to any of the foregoing, (iv) any and all data and databases (including all electronic compilations of data) relating to any of the foregoing and (v) tangible embodiments of the foregoing.

“Covered Contracts” means the reinsurance contracts listed on Schedule 1.1(a).

“Covered Expenses” means (i) Third Party Expenses and (ii) Administrative Oversight Expenses.

“Covered Liabilities” has the meaning set forth in Section 2.1(a).

“Dispute Notice” has the meaning set forth in Section 4.3(b).

“Effective Time” means 12:01 a.m., New York time, on February 4, 2013.

“Election” has the meaning set forth in Section 8.2(a).

“Eligible Assets” means cash, investment grade bonds and equity securities traded on a national securities exchange or NASDAQ; provided that, with respect to equity securities, each equity security shall be issued by a company having a market capitalization of no less than $10 billion; provided, further, that if the Trust Account contains equity securities, the Trust Account shall contain equity securities issued by no fewer than five companies.  Eligible Assets shall not include any securities issued by Retrocessionaire or a Subsidiary of Berkshire Hathaway Inc.

“Excluded Liabilities” means:

(a)           Any amount which is payable by CGLIC, whether due before, on or after the Effective Time, with respect to claims with Incurral Dates prior to the Effective Time in respect of the Business Covered for liabilities under the Covered Contracts, including all liabilities for claims, benefits or other payments under the Covered Contracts;

(b)           Any CGLIC Extracontractual Damages;

(c)           Any liability of CGLIC for the intentional and malicious acts or omissions of its employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties), except to the extent that any loss would otherwise constitute a Covered Expense;

(d)           Any liability of CGLIC with respect to any Tax or assessment, other than Taxes relating to the Additional Consideration (excluding income taxes), whether paid directly by CGLIC or billed to CGLIC by or through a cedent; and

(e)           Any increased liability or obligation arising out of or relating to CGLIC’s failure to take any Alternative Action, unless by taking such Alternative Action CGLIC would not comply with Applicable Law or the terms of the Covered Contract, in which case all liabilities and obligations arising from changes necessary to conform the conduct contemplated by such recommendation to Applicable Law and the terms of the Covered Contract, shall not be Excluded Liabilities.

“Extracontractual Damages” means all liabilities or obligations for punitive, exemplary, compensatory and consequential damages and any award of interest, penalties or attorneys’ fees relating thereto, for which CGLIC or any of its Affiliates is liable arising from actual or alleged misconduct, negligence, acts or omissions of CGLIC or any of its Affiliates, or their agents, brokers or Representatives in connection with the Business Covered, including (i) the form, sale, marketing, underwriting, production, issuance, cancellation or administration of the Covered Contracts, (ii) the investigation, defense, trial, settlement or handling of claims, benefits, dividends or payments under the Covered Contracts, or (iii) the failure to pay or the delay in payment or errors in calculating or administering the payment of benefits, claims, dividends or any other amounts due or alleged to be due under or in connection with the Covered Contracts.

“Final ALC Determination” has the meaning set forth in Section 3.3(c).

“Funds Withheld Amount” has the meaning set forth in Section 3.1(a).

“Governmental Authority” means any government, political subdivision, court, arbitrator, arbitration panel, mediator, mediation panel, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous, other than any Tax Authority.

“Incurral Date” means, with respect to any reinsurance claim made under the Covered Contracts, the date as of which the account values and death benefits of the VA Contract giving rise to such reinsurance claim are valued by each underlying cedent for purposes of computing the amount payable by CGLIC with respect to such reinsurance claim.

“Independent Accountant” means a nationally recognized independent accounting firm which is mutually acceptable to CGLIC and Retrocessionaire, or, if CGLIC and Retrocessionaire are unable to agree on such an accounting firm, an independent accounting firm selected by mutual agreement of CGLIC’s and Retrocessionaire’s independent accountants.

“Independent Actuary” means a nationally recognized independent actuarial firm which is mutually acceptable to CGLIC and Retrocessionaire, or, if CGLIC and Retrocessionaire are unable to agree on such an actuarial firm, an independent actuarial firm selected by mutual agreement of CGLIC’s and Retrocessionaire’s independent actuaries.

“Initial Retrocession Premium” means an amount equal to $2,250,000,000.

“Intellectual Property” means United States and foreign trademarks, patents and copyrights and general intangibles of like nature, whether registered or at common law

(including all registrations and applications for the foregoing and all common law rights therein), databases and compilations, including any and all data, collections of data and documentation related to any of the foregoing, and rights in Computer Programs, trade secrets, confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies.

“Legal Proceeding(s)” has the meaning set forth in Section 4.6(a).

“Loss” means any damages, claims, losses, liabilities, charges, actions, suits, proceedings, deficiencies, Taxes, fees, assessments, interest, penalties, reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses), and including any of the foregoing relating to enforcement of any Person’s rights to indemnity under this Retrocession Agreement.

“Master Transaction Agreement” has the meaning set forth in the Recitals.

“NICO” has the meaning set forth in the Recitals.

“NICO Surety Policy” has the meaning set forth in the Master Transaction Agreement.

“Notice of Objection” has the meaning set forth in Section 3.3(b).

“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Party” or “Parties” has the meaning set forth in the Recitals.

“Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including a Governmental Authority.

“Pricing Formula” has the meaning set forth in Section 3.4(a).

“RCE Eligible Assets” means cash and securities of the type conforming to the qualitative and quantitative requirements for investments permitted under the laws and regulations of CGLIC’s domiciliary state for trusts providing Reserve Credit.

“Recapture Date” has the meaning set forth in Section 7.4(a).

“Recapture Payments” has the meaning set forth in Section 7.3.

“Reinsurance Credit Event” has the meaning set forth in Section 13.1(a).

“Replacement Assets” shall have the meaning set forth in Section 10.5.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.

“Reserve Credit” means full Statutory Financial Statement credit for the reinsurance reserves ceded to Retrocessionaire under this Retrocession Agreement as required to be reported on CGLIC’s Schedule S.

“Reserves” means, as required by SAP, reserves (including any gross, net and ceded reserves, but excluding tax reserves), funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses in respect of the Business Covered.

“Retrocession Agreement” has the meaning set forth in the Preamble.

“Retrocession Premium” means the sum of the Initial Retrocession Premium and the Stub Period Retrocession Premium Adjustment.

“Retrocessionaire” has the meaning set forth in the Preamble.

“Retrocessionaire Approval Rights” has the meaning set forth in Section 4.4(c).

“Retrocessionaire Extracontractual Damages” means any Extracontractual Damages to the extent arising out of, or incurred in connection with acts taken or omitted to be taken (i) by Retrocessionaire, or any of its current or former Affiliates, or their agents, brokers or Representatives, including actions taken or omitted to be taken under the Administrative Services Agreement, or (ii) by CGLIC or any of its current or former Affiliates, or their agents, brokers or Representatives at the direction of Retrocessionaire; in each case, to the extent that such amounts would not have been incurred but for Retrocessionaire’s action or inaction, or CGLIC’s action or inaction at the direction of Retrocessionaire.

“Retrocessionaire Indemnified Parties” has the meaning set forth in Section 17.2.

“Reverse Transition Services Agreement” has the meaning set forth in Section 4.7(c).

“Revised ALC Model” has the meaning set forth in Section 3.4(a).

“Revised Retrocession Premium” means the adjusted value of the Initial Retrocession Premium, as calculated by the Pricing Formula using the Revised Specified Scenario Results, in accordance with Section 3.4(a).

“Revised Specified Scenario Results” means the expected claims and premiums associated with the Covered Contracts, net of amounts payable under the Third Party Retrocessional Agreements, as calculated by the Revised ALC Model using the Census Values and applying the Specified Assumptions.

“SAP” means the statutory accounting principles prescribed or permitted by the Commissioner of Insurance of the State of Connecticut.

“Specified Assumptions” has the meaning set forth in the Master Transaction Agreement.

“Specified Scenario Results” has the meaning set forth in the Master Transaction Agreement.

“Statutory Financial Statements” means the annual and quarterly statutory financial statements of CGLIC filed with the Commissioner of Insurance of the State of Connecticut to the extent CGLIC is required by Applicable Law to prepare and file such financial statements.

“Statutory Reserves” means the statutory reserves, including claim reserves, of CGLIC with respect to the Covered Liabilities ceded under this Retrocession Agreement, determined by CGLIC in accordance with SAP, consistently applied, including taking into account, as applicable, market conditions at the time of calculation; provided, however, in no event shall Statutory Reserves include any form of expense reserves, asset valuation reserve or interest maintenance reserve.

“Stub Period Retrocession Premium Adjustment” means an amount equal to negative $53,840,000.

“Subsidiary” or “Subsidiaries” means, when used with respect to any Party, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests) are, as of such date, owned by such Party or one or more Subsidiaries of such Party or by such Party and one or more Subsidiaries of such Party.

“Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.

“Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, guaranty fund assessment, retaliatory, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.

“Tax Reserves” means, in the absence of an election by Retrocessionaire under Section 4.7, the tax reserves calculated by CGLIC and provided to Retrocessionaire with respect to the Covered Liabilities, determined by CGLIC in accordance with the specific factors and methodologies provided to CGLIC by Retrocessionaire for purposes of calculating such amounts for Federal income tax purposes.

“Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.

“Terminal Settlement Amount” has the meaning set forth in Section 7.4(b).

“Third Party Expenses” means all out-of-pocket expenses approved in advance by the Retrocessionaire and paid by CGLIC to any third party on and after the Effective Time in connection with CGLIC’s administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.

“Third Party Retrocessional Agreements” means the retrocessional contracts listed on Schedule 1.1(b) between CGLIC and retrocessionaires (other than the Retrocessionaire), whereby CGLIC has, prior to the Effective Time, ceded reinsurance on the Covered Liabilities, without regard to any amendment, recapture or termination of any such contracts on or after the Effective Time.

“Third Party Retrocession Recoverables” has the meaning set forth in Section 12.1.

“Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements (as such term is defined in the Master Transaction Agreement), other than this Retrocession Agreement.

“Treasury Regulations” means the Treasury Regulations (including temporary and proposed Treasury Regulations) promulgated by the United States Department of Treasury with respect to the Code or other United States federal Tax statutes.

“Trust” has the meaning set forth in Section 10.1(a).

“Trust Account” has the meaning set forth in Section 10.1(a).

“Trust Agreement” means the trust agreement by and among CGLIC, Retrocessionaire, NICO and the Trustee, in the form of Exhibit A attached hereto with such changes as may be required by the Trustee.

“Trust Assets” means the assets held in the Trust Account, including, as applicable, Eligible Assets and RCE Eligible Assets.

“Trust Funding Amount” means, as of any date, an amount equal to the Statutory Reserves, provided that such amount shall not exceed an amount equal to (i) the Aggregate Limit minus (ii) the aggregate amount of the Ultimate Net Loss paid by the Retrocessionaire as of such date.

“Trust Funding Date” has the meaning set forth in Section 3.1(b).

“Trustee” means the trustee named in the Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Trust Agreement.

“Ultimate Net Loss” has the meaning set forth in Section 2.2.

“VA Contracts” means the variable annuity contracts and their related riders reinsured under the Covered Contracts.

“Written Response” has the meaning set forth in Section 4.4(a).

ARTICLE II

REINSURANCE CEDED

2.1          Reinsurance Coverage.

(a)           Effective as of the Effective Time, CGLIC shall cede to Retrocessionaire, and Retrocessionaire shall reinsure, on a one hundred percent (100%) coinsurance basis, (i) all amounts included within the definition of Ultimate Net Loss, up to an aggregate amount not to exceed the Aggregate Limit, (ii) all Administrative Oversight Expenses and (iii) all Retrocessionaire Extracontractual Damages (collectively, the “Covered Liabilities”); provided, however, in no event shall Excluded Liabilities be Covered Liabilities.

(b)           Retrocessionaire’s liability under this Retrocession Agreement for Covered Liabilities shall attach simultaneously with that of CGLIC, and all reinsurance with respect to which Retrocessionaire shall be liable by virtue of this Retrocession Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments and good faith waivers and to the same modifications, alterations and cancellations, as the respective Covered Contracts and Business Covered to which liability under this Retrocession Agreement attaches.  The Retrocessionaire shall, in each and every case to which liability under this Retrocession Agreement attaches, follow the fortunes and settlements of CGLIC, and Retrocessionaire shall be bound, without limitation, by all payments and settlements entered into by or on behalf of CGLIC, subject to the terms, conditions and provisions set forth herein.

(c)           NOTWITHSTANDING ANY OTHER PROVISION IN THIS RETROCESSION AGREEMENT OR THE TRANSACTION DOCUMENTS TO THE CONTRARY, RETROCESSIONAIRE’S AGGREGATE LIMIT OF LIABILITY FOR ULTIMATE NET LOSS SHALL BE NO GREATER THAN $3,819,408,696 (the “Aggregate Limit”).

2.2          Ultimate Net Loss.

“Ultimate Net Loss” means the sum of:

(a)           any amount which is due and payable by CGLIC with respect to claims with Incurral Dates on or after the Effective Time in respect of the Business Covered, net of any amounts which are recoverable, whether or not actually collected, under the Third Party Retrocessional Agreements on or after the Effective Time, for (i) all liabilities under the Covered Contracts, including liabilities for claims, benefits or other payments under the Covered Contracts, or (ii) all liabilities arising out of any changes to the terms and conditions of the Covered Contract effected in accordance with Section 2.4;

(b)           plus any Third Party Expenses;

(c)           plus any Extracontractual Damages, other than CGLIC Extracontractual Damages and Retrocessionaire Extracontractual Damages;

(d)           plus any Recapture Payments;

(e)           plus any Allocated Loss Adjustment Expenses paid by the Retrocessionaire pursuant to Section 4.7(b)(ii);

(f)            minus any Additional Consideration;

provided, however, in no event shall Ultimate Net Loss include (x) any expenses incurred by CGLIC in connection with the administration of the Covered Contracts, Covered Liabilities or Third Party Retrocessional Agreements by CGLIC; (y) in the event of any transfer of administrative responsibilities in accordance with Section 4.7, any expenses incurred by Retrocessionaire or CGLIC in connection thereto, other than Allocated Loss Adjustment Expenses as provided above; or (z) any Excluded Liabilities.

2.3          Extracontractual Damages.

To the maximum extent permitted by Applicable Law, Retrocessionaire shall indemnify CGLIC for all Extracontractual Damages, except for CGLIC Extracontractual Damages.  For the avoidance of doubt, the payment of Retrocessionaire Extracontractual Damages by Retrocessionaire shall neither be included in determining the aggregate amount of Ultimate Net Loss paid by Retrocessionaire nor applied against any calculation of the remaining Aggregate Limit.

2.4          Contract Changes.

Retrocessionaire shall reinsure, on a one hundred percent (100%) coinsurance basis, any liability resulting from any changes in the terms or conditions of any Covered Contract that (a) are required by Applicable Law or any Governmental Authority, whether incurred before, on or after the Effective Time, (b) are necessary to reflect any changes in the Covered Contracts effected by cedents thereunder pursuant to the terms of the Covered Contracts that do not require the approval of CGLIC, or (c) are approved by Retrocessionaire in writing.

2.5          Territory.

The reinsurance provided under this Retrocession Agreement shall be coextensive with the territory of the Covered Contracts.

ARTICLE III

REINSURANCE CONSIDERATION

3.1          Retrocession Premium.

(a)           On the date hereof, CGLIC shall (i) pay an amount in cash equal to thirty-three percent (33%) of the Retrocession Premium directly to Retrocessionaire and (ii) hold the remaining sixty-seven percent (67%) of the Retrocession Premium on a funds withheld basis (the “Funds Withheld Amount”).  The Funds Withheld Amount shall be reduced from time to time by (i) amounts otherwise due from Retrocessionaire in payment of Covered Liabilities in accordance with Section 5.1(b) and (ii) payments to Retrocessionaire or deposits into the Trust Account on behalf of Retrocessionaire made by CGLIC in accordance with Section 3.1(b).

(b)           CGLIC shall have the option of either (i) paying down the outstanding balance of the Funds Withheld Amount to Retrocessionaire in several, incremental cash payments (the size and frequency of which shall be determined by CGLIC in its sole discretion) or (ii) depositing the Funds Withheld Amount as a single lump sum cash payment into the Trust Account on behalf of Retrocessionaire; provided, CGLIC either pays or deposits the Funds Withheld Amount in full no later than April 30, 2013; and provided, further, the last payment CGLIC would otherwise have made directly to Retrocessionaire under clause (i) above shall be deposited directly into the Trust Account pursuant to Section 10.1(b)(i).  Interest on the balance of the Funds Withheld Amount that is yet unpaid to Retrocessionaire or transferred into the Trust Account shall accrue at a rate of one and one-quarter percent (1.25%) per annum.  The earlier of (x) the date CGLIC either pays Retrocessionaire or deposits into the Trust Account the outstanding balance of the Funds Withheld Amount, including applicable interest on such balance, and (y) April 30, 2013, shall be referred to herein as the “Trust Funding Date.”  Retrocessionaire shall have no obligation to pay any Covered Liabilities until CGLIC either pays Retrocessionaire or deposits into the Trust Account such outstanding balance of the Funds Withheld Amount.

(c)           Notwithstanding Section 3.1(b), in the event the Funds Withheld Amount is neither paid to Retrocessionaire nor deposited into the Trust Account in full by April 30, 2013 in accordance with Section 3.1(b), and such failure to either pay or deposit the Funds Withheld Amount in full by CGLIC is not cured by the end of five (5) Business Days after receipt of a notice from Retrocessionaire, then interest shall accrue on the outstanding balance of the Funds Withheld Amount effective as of April 30, 2013, at a rate of two percent (2.0%) per month or any portion thereof.  CGLIC shall pay such accrued interest to Retrocessionaire on the date on which CGLIC either pays to Retrocessionaire or deposits into the Trust Account the outstanding balance of the Funds Withheld Amount; provided, if the Funds Withheld Amount is neither paid to Retrocessionaire nor deposited into the Trust Account in full within sixty (60) calendar days of the Trust Funding Date, then Retrocessionaire, in its sole discretion, shall have the option to terminate this Retrocession Agreement in accordance with Section 7.5, subject only to delivery of a written notice of termination to CGLIC.

3.2          Additional Consideration.

In addition to the Retrocession Premium, for as long as the aggregate amount of Ultimate Net Loss paid by Retrocessionaire is less than the Aggregate Limit, Retrocessionaire shall be entitled to one hundred percent (100%) of the following amounts actually received by CGLIC after the Effective Time, net of (x) any Taxes (other than income taxes) relating to such amounts payable by CGLIC and (y) any amounts paid or payable by CGLIC under the Third Party Retrocessional Agreements (collectively, the “Additional Consideration”):

(i)            premiums in respect of the Covered Contracts, including any premiums associated with any settlement statement that covers a period that spans the Effective Time, which shall be allocated between the Parties on a pro rata basis;

(ii)           litigation or arbitration recoveries related to other disputes to the extent such recoveries directly relate to Covered Liabilities; and

(iii)          other recoveries, if any, directly relating to the Covered Contracts or Covered Liabilities (other than Third Party Retrocession Recoverables).

3.3          ALC Model Recalculation.

(a)           At any time within the period of three years and fifteen days following the Effective Time (the “ALC Dispute Period”), if Retrocessionaire determines that any ALC Model Representation is inaccurate, Retrocessionaire may provide CGLIC with a written notice (an “ALC Dispute Notice”) describing in reasonable detail the nature of such inaccuracy, and the amount of the potential ALC Model Adjustment Amount.  To the extent that Retrocessionaire has actual knowledge of any inaccuracy in the ALC Model Representations that could reasonably be expected to be favorable to CGLIC, the ALC Dispute Notice shall also describe in reasonable detail the nature of such inaccuracy.  Following receipt of an ALC Dispute Notice, to the extent that at any time prior to the end of the ALC Response Period, CGLIC has actual knowledge of any additional inaccuracy in the ALC Model Representations, CGLIC shall promptly provide Retrocessionaire with written notice thereof.  Unless otherwise agreed by the Parties, Retrocessionaire’s right to provide CGLIC with notice of any ALC Model Representation inaccuracies shall be limited to one ALC Dispute Notice during the ALC Dispute Period.  For the avoidance of doubt, any ALC Dispute Notice received by CGLIC after the ALC Dispute Period has passed will be of no force or effect.

(b)           CGLIC will have sixty (60) calendar days upon receipt of the ALC Dispute Notice to review and respond to such ALC Dispute Notice (the “ALC Response Period”).  Such response must be in writing and must describe in reasonable detail the basis for any objection to such ALC Dispute Notice (any such response, a “Notice of Objection”).  For the avoidance of doubt, CGLIC shall be permitted to include in the Notice of Objection a description of any inaccuracy in the ALC Model Representations, regardless of whether such inaccuracy was set forth, or relates to any items, in the ALC

Dispute Notice.  If CGLIC fails to provide a Notice of Objection prior to the termination of the ALC Response Period, or CGLIC agrees with Retrocessionaire’s determination regarding any inaccuracy of the ALC Model Representations, the Parties will adjust the ALC Model to correct for any identified inaccuracy in any ALC Model Representation.

(c)           Retrocessionaire will have thirty (30) calendar days to review the Notice of Objection and to determine whether to submit the dispute to the Independent Actuary, who shall review the ALC Dispute Notice, the Notice of Objection and any supporting information provided by Retrocessionaire or CGLIC.  Such review will be limited to whether any of the ALC Model Representations were inaccurate when made and shall include any such inaccuracies presented by each of CGLIC and Retrocessionaire.  The Independent Actuary will have ninety (90) calendar days to provide a detailed report describing its preliminary findings with respect to the dispute.  Retrocessionaire and the CGLIC will then have thirty (30) calendar days to meet jointly with the Independent Actuary to review the Independent Actuary’s process and analysis with respect to the preliminary findings.  Upon the conclusion of such thirty (30) calendar day period, the Independent Actuary will have thirty (30) calendar days to issue its final determination (the “Final ALC Determination”).  CGLIC will adjust the ALC Model under the supervision of the Independent Actuary to correct for any inaccuracy in the ALC Model Representations as determined by the Independent Actuary.  For the avoidance of doubt, all disputes related to the ALC Model Representations will be submitted to, and reviewed by, the Independent Actuary concurrently.  In the event of the recapture of any Covered Contract prior to the ALC Dispute Period or during any subsequent review and response period, the Independent Actuary will make an equitable adjustment to the ALC Model.

(d)           CGLIC and Retrocessionaire shall bear the respective fees and costs incurred by such Party in connection with any disputes related to the ALC Model Representations.  The fees and disbursements of the Independent Actuary shall be paid by CGLIC if the ALC Model Adjustment Amount is payable by CGLIC to Retrocessionaire pursuant to Section 3.4.  The fees and disbursements of the Independent Actuary shall be paid by Retrocessionaire if no ALC Model Adjustment Amount is payable by CGLIC to Retrocessionaire pursuant to Section 3.4.

3.4          ALC Model Adjustment.

(a)           In  the event that the ALC Model is adjusted by the mutual agreement of CGLIC and Retrocessionaire or in accordance with the Final ALC Determination (the ALC Model as adjusted, the “Revised ALC Model”), the Census Values and Specified Assumptions as of December 31, 2012 will be entered into the Revised ALC Model by CGLIC, under the supervision of the Independent Actuary, in order to calculate the Revised Specified Scenario Results.  The Revised Specified Scenario Results will then be applied to the pricing formula attached as Schedule 3.4(a) (the “Pricing Formula”) by the Independent Actuary to calculate the Revised Retrocession Premium.

(b)           CGLIC and Retrocessionaire will then calculate an amount in accordance with Schedule 3.4(b), utilizing the Revised Retrocession Premium and Initial Retrocession Premium (the “ALC Model Differential”).  If the ALC Model Differential

is positive, CGLIC will make a payment to Retrocessionaire in accordance with Schedule 3.4(b).

3.5          Payments.

(a)           Except as otherwise set forth in Section 3.4, all payments between the Parties made pursuant to this Retrocession Agreement shall be made either (i) by wire transfer of United States dollars in cash to such bank account or accounts as designated by the recipient or (ii) by direct deposit or direct debit through the Automated Clearing House (ACH) system.

(b)           All payments by Retrocessionaire to CGLIC shall be made directly to CGLIC or to its conservator, liquidator, receiver, or its statutory successor.

ARTICLE IV

ADMINISTRATION

4.1          Administration.

(a)           Subject to the Retrocessionaire Approval Rights, CGLIC shall retain responsibility for the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.  The administrative services to be performed by CGLIC are set forth on Schedule 4.1(a).  In no event shall CGLIC be responsible for performing or providing any hedging activities or other investment activities related to the Covered Liabilities.

(b)           Subject to the terms and conditions of this Retrocession Agreement, CGLIC shall have full authority to determine liability on any Covered Liabilities reinsured hereunder and may pay or settle such liabilities as it deems appropriate; provided that CGLIC acts in accordance with subsection (c) below.

(c)           CGLIC shall administer the Covered Liabilities and Covered Contracts (i) in good faith, (ii) in accordance with the terms of the Covered Contracts, (iii) in accordance with the applicable terms of this Retrocession Agreement, (iv) in compliance with Applicable Law, (v) consistent with sound business practices (taking into account the purposes of this Retrocession Agreement and other Transaction Agreements); and subject to the foregoing, (vi) with no less skill and diligence as it applies in administering its business not subject to this Retrocession Agreement.  Notwithstanding the foregoing, the Parties may, from time to time, mutually develop specific and/or different standards for providing such services with respect to the Covered Liabilities and Covered Contracts.

(d)           CGLIC shall pay for all expenses it incurs relating to the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements, other than Covered Expenses and expenses relating to the administration of Retrocessionaire Extracontractual Damages.  Retrocessionaire shall reimburse and indemnify CGLIC for all Covered Expenses and expenses relating to the administration of Retrocessionaire Extracontractual Damages as incurred in accordance with ARTICLE V, following receipt from CGLIC of an accounting of any such amounts.

(e)           Unless there has been a transfer of the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to Retrocessionaire pursuant to Section 4.7 of this Retrocession Agreement, CGLIC may delegate any part or all of its rights and obligations under this ARTICLE IV to an Affiliate of CGLIC or, with at least ten (10) Business Days’ prior written notice to Retrocessionaire, to a third party administrator; provided, however, that CGLIC shall not delegate all or any substantial portion of such rights and obligations to a third party administrator without the prior written consent of Retrocessionaire, such consent not to be unreasonably withheld, conditioned or delayed.  Notwithstanding any such delegation, CGLIC will remain responsible for the fulfillment of all obligations to Retrocessionaire under this ARTICLE IV.

4.2          Administrative Reporting.

(a)           No later than three (3) calendar days after the date on which CGLIC is required to file its financial statement with its domiciliary state regulator, CGLIC shall deliver to Retrocessionaire its calculation of the Statutory Reserves for the calendar quarter or year just ended, together with a copy of its Statutory Financial Statement that was filed with its domiciliary state regulator for the same period.  Each date on which CGLIC delivers its calculation of the Statutory Reserves and its Statutory Financial Statement to Retrocessionaire shall be referred to as an “Accounting Date.”

(b)           For so long as required by Retrocessionaire, CGLIC shall timely provide to Retrocessionaire the additional reports set forth on Schedule 4.1(a) in accordance with the terms of such schedule.

4.3          Annual Report of Aggregate Limit.

(a)           Within forty-five (45) calendar days after the end of each calendar year, CGLIC shall deliver to Retrocessionaire a report setting forth in reasonable detail the following amounts (each such report, an “Aggregate Limit Report”):

(i)            Any amounts described in Sections 2.2(a)(i) or 2.2(a)(ii) that were paid by CGLIC during the prior calendar year, net of any amounts payable under the Third Party Retrocessional Agreements during the prior calendar year;

(ii)           Any amounts paid by CGLIC during the prior calendar year for Extracontractual Damages, other than CGLIC Extracontractual Damages and Retrocessionaire Extracontractual Damages;

(iii)          Any Recapture Payments made during the prior calendar year;

(iv)          Any Additional Consideration received by Retrocessionaire during the prior calendar year; and

(v)           The remaining, unpaid Aggregate Limit as of the last day of the preceding calendar year.

(b)           If Retrocessionaire disputes in good faith the amounts set forth in the Aggregate Limit Report including because such amounts were not provided in sufficient detail, then Retrocessionaire shall provide written notice (a “Dispute Notice”) to CGLIC to such effect on or prior to the date that is twenty (20) Business Days after Retrocessionaire’s receipt of the Aggregate Limit Report and Retrocessionaire and CGLIC shall cooperate in good faith with each other to resolve such dispute.  Any such dispute between the Parties that cannot be resolved by the Parties within thirty (30) calendar days after CGLIC’s receipt of a Dispute Notice shall be resolved in accordance with Section 16.1(a).

4.4          Approval Rights.

(a)           Subject to claims payment protocols agreed to by the Parties from time to time, Retrocessionaire shall have the right of prior approval with respect to any and all proposed payments and settlements of claims under the Covered Contracts (the “Claims Settlement Retrocessionaire Approval Rights”).  In advance of any proposed action that would trigger a Retrocessionaire Approval Right, CGLIC shall provide Retrocessionaire with written notice (each, an “Approval Request”) sufficiently in advance of the expected date of payment.  Following receipt of an Approval Request, Retrocessionaire shall either approve or object to such Approval Request (each, a “Written Response”).  In the event that Retrocessionaire objects to an Approval Request, it shall inform CGLIC in its Written Response as to what alternative course of action it proposes to be taken in lieu of the action proposed by CGLIC in its Approval Request (each, an “Alternative Action”).  Retrocessionaire and CGLIC shall then discuss and attempt to agree on an Alternative Action.  In the event that the Parties are unable to reach agreement within fifteen (15) calendar days following receipt of the Written Response, Retrocessionaire may direct an Alternative Action by providing CGLIC with written notice thereof.

(b)           In the event that Retrocessionaire either delays or withholds its approval with respect to an Approval Request beyond the expected date of payment, or directs CGLIC to take an Alternative Action, Retrocessionaire shall indemnify CGLIC for the full amount of any liability or obligation of any kind whatsoever, including all out-of-pocket expenses, to the extent that such amounts would not have been incurred by CGLIC but for Retrocessionaire’s action or inaction on such Approval Request which causes CGLIC to deviate from the proposed action set forth in its Approval Request (such amounts, “Administrative Oversight Expenses”).  Retrocessionaire shall have the right and responsibility to direct and control the negotiation, litigation or resolution of any such liabilities, and CGLIC shall cooperate with Retrocessionaire’s reasonable directions in this regard.

(c)           In addition to the foregoing, Retrocessionaire shall have the right of prior approval, in its sole discretion, with respect to any and all proposed commutations, recaptures or novations of the Covered Contracts (collectively, with the Claims Settlement Retrocessionaire Approval Rights, the “Retrocessionaire Approval Rights”).

4.5          Regulatory Complaints and Proceedings.

(a)           CGLIC shall promptly notify Retrocessionaire of any material complaints or inquiries initiated by a Governmental Authority with respect to the Covered Contracts, and of any proceedings initiated by a Governmental Authority with respect to the Covered Contracts, and, in either case, to the extent permitted by Applicable Law, prepare and send to the Governmental Authority, with a copy to Retrocessionaire, a response within the Governmental Authority’s requested time frame for response or, if no such time frame is provided, within the time frame as allowed by Applicable Law; provided that CGLIC shall use reasonable best efforts to provide such response to Retrocessionaire for its prior review and comment within a reasonable time before sending such response to the Governmental Authority.

(b)           Subject to the Retrocessionaire Approval Rights, CGLIC shall supervise and control the investigation, contest, defense and/or settlement of all complaints, inquiries and proceedings by Governmental Authorities with respect to the Covered Contracts and the Covered Liabilities.  CGLIC shall nevertheless keep Retrocessionaire informed of all such complaints, inquiries and proceedings.

(c)           CGLIC shall maintain a complaint log with respect to the Covered Contracts and the Covered Liabilities in accordance with applicable requirements of Governmental Authorities and make a copy of such log, continuously updated through the last day of each calendar quarter during the term of this Retrocession Agreement, available for inspection by Retrocessionaire upon five (5) Business Days’ prior notice by Retrocessionaire.

4.6          Legal Proceedings.

(a)           Except with respect to Tax matters not involving a Tax dispute referred to in clause (ix) of the definition of Books and Records, CGLIC shall notify Retrocessionaire within five (5) calendar days of receiving notice of any lawsuit, action, arbitration or other dispute resolution proceedings that are instituted or threatened with respect to any matter relating to the Covered Contracts and the Covered Liabilities (“Legal Proceeding(s)”), and shall provide to Retrocessionaire, upon Retrocessionaire’s reasonable request, a report summarizing the nature of such Legal Proceedings, the alleged actions or omissions giving rise to such Legal Proceedings and copies of any files or other documents that Retrocessionaire may reasonably request in connection with its review of these matters.  Notwithstanding the foregoing, and except with respect to matters relating to Taxes generally, CGLIC shall not commence any Legal Proceeding without the prior written consent of Retrocessionaire, such consent not to be unreasonably withheld or delayed.

(b)           Except with respect to matters relating to Taxes, within twenty (20) calendar days of receipt by Retrocessionaire of notice of a Legal Proceeding, Retrocessionaire shall have the right, in its sole discretion, to assume control of such Legal Proceeding (including the engagement of counsel of Retrocessionaire’s choosing).

(c)           Without regard to the Party controlling such Legal Proceeding, (i) counsel used by a Party shall be reasonably satisfactory to the other Party, (ii) each Party shall be kept full informed as to all material aspects of such Legal Proceeding by the other Party and its counsel, (iii) each Party and its counsel shall promptly provide to the other Party and its counsel all information (including copies of written information) related to such Legal Proceeding and, to the extent practicable under the circumstances, provide the other Party with an opportunity to comment on material pleadings, motions and other submissions to the court or other party to the Legal Proceeding and shall consider such comments in good faith, (iv) each Party and its counsel shall have its views regarding such Legal Proceeding considered in good faith by the other Party and its counsel and (v) except with the prior written consent of the non-controlling Party, such consent not to be unreasonably withheld or delayed, the controlling Party shall not settle or compromise any Legal Proceeding or permit a default judgment or consent to an entry of judgment in respect thereof unless such settlement, compromise or judgment (1) relates solely to money damages, (2) provides for a full irrevocable and unconditional release of the non-controlling Party and any other harmed Affiliate thereof with respect to the Legal Proceeding, (3) does not contain any admission or finding of wrongdoing or criminal liability on behalf of the non-controlling Party or any Affiliate thereof and (4) would not reasonably be expected to have a material adverse effect on the non-controlling Party’s business.

4.7          Transfer of Administrative Responsibilities.

(a)           In the event that CGLIC is in material breach of its obligations under Schedule 4.1(a), or at any time following the third anniversary of the Effective Time, Retrocessionaire may elect to assume in its entirety the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements from CGLIC.  Promptly following such an election, the Parties shall in good faith negotiate and enter into an administrative services agreement (the “Administrative Services Agreement”), which shall include, among other terms, the terms described in Section 4.7(b).  The Parties shall also agree to appropriate amendments of this Retrocession Agreement to reflect the fact that CGLIC will no longer be administering the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.  The date that the Administrative Services Agreement becomes effective shall be the date that the transfer of administration becomes effective.

(b)           The Administrative Services Agreement shall provide for the following:

(i)            CGLIC shall pay Retrocessionaire for all reasonable internal expenses (including a reasonable overhead allocation) in connection with its administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.  The

reasonableness of such expenses will be determined by reference to (A) the average annual actual expenses incurred by CGLIC in connection with its administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements during the thirty-six (36) month period preceding the date CGLIC consents to Retrocessionaire’s request to transfer administration and (B) the projected expenses based on the requirements of the Business Covered at such time.  The Parties agree they shall negotiate in good faith the amount of such payment for internal expenses, as well as the method for such payment and shall consider, among other things, whether CGLIC may pay such internal expenses in a single lump sum payment or as a recurring amount for the duration of the Administrative Services Agreement;

(ii)           Retrocessionaire shall pay all Allocated Loss Adjustment Expenses incurred on and after the effective date of the Administrative Services Agreement in connection with Retrocessionaire’s administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements;

(iii)          CGLIC shall provide all transition or administrative services reasonably necessary or appropriate in order to transition the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to Retrocessionaire or its designee, which services shall be provided for a period of not less than one (1) year following the date Retrocessionaire elects to transfer administration;

(iv)          Retrocessionaire shall reimburse CGLIC for any reasonable internal expenses (including a reasonable overhead allocation) and any reasonable out-of-pocket expenses incurred by CGLIC or its Affiliates in connection with any actions undertaken by CGLIC or its Affiliates in transitioning the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to Retrocessionaire;

(v)           Retrocessionaire shall be responsible for the collection of Third Party Retrocession Recoverables; provided, however, CGLIC may, at its sole discretion, decide to retain or resume (if responsibility has at any prior time been relinquished) responsibility for such collection, it being understood that the risk of uncollectability shall remain with CGLIC at all times;

(vi)          Any security arrangements with the retrocessionaires under the Third Party Retrocessional Agreements shall remain in place for the benefit of CGLIC and unchanged following the transfer of the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to Retrocessionaire pursuant to the terms of this Section 4.7;

(vii)         The Administrative Services Agreement shall terminate in the event that (A) the amount of Ultimate Net Loss paid by Retrocessionaire exceeds $3,500,000,000 and CGLIC reasonably determines that the aggregate amount of Ultimate Net Loss paid by Retrocessionaire is likely to reach the Aggregate Limit or (B) CGLIC and Retrocessionaire terminate this Retrocession Agreement; and

(viii)        In the event Retrocessionaire elects to assume the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements pursuant to Section 4.7(a), and such election is made as a result of a material breach by CGLIC of its obligations under Sections 4.1, 4.2, 4.3, 4.5 or 4.6 (which breach is not cured within sixty (60) calendar days after notice thereof from Retrocessionaire), then the Parties shall agree to include in the Administrative Services Agreement a non-exclusive, royalty-free, non-sublicenseable, non-transferable license to Retrocessionaire to use any Intellectual Property owned by CGLIC that is incorporated into the ALC Model solely for the purpose of administering the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements.  Such license shall (i) expire at such time as Retrocessionaire ceases to administer the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements, (ii) be provided “AS IS”, without liability, warranty, or ongoing support of any kind from CGLIC, and (iii) be terminable by CGLIC for material breach of its terms (which breach is not cured within sixty (60) calendar days after notice thereof from CGLIC) by Retrocessionaire.

(c)           Upon the written request of CGLIC following the termination of the Administrative Services Agreement, CGLIC and Retrocessionaire shall negotiate in good faith and enter into a services agreement (the “Reverse Transition Services Agreement”) containing terms and conditions mutually acceptable to CGLIC and Retrocessionaire, including the terms described in Section 4.7(d) below.

(d)           Pursuant to any Reverse Transition Services Agreement entered into by the Parties in connection with the transfer of administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements back to CGLIC, Retrocessionaire shall provide all transition or administrative services reasonably necessary or appropriate in order to transition the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to CGLIC or its designee, which services shall be provided for a period of not less than one (1) year following the termination or expiration of the Administrative Services Agreement.  CGLIC shall reimburse Retrocessionaire for any reasonable internal expenses (including a reasonable overhead allocation) and any reasonable out-of-pocket expenses incurred by Retrocessionaire or its Affiliates in connection with any actions undertaken by Retrocessionaire in transitioning the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements back to CGLIC.

ARTICLE V

CLAIMS PAYING ACCOUNT

5.1          Claims Paying Account.

(a)           On or before the date on which CGLIC either pays Retrocessionaire or deposits into the Trust Account the outstanding balance of the Funds Withheld Amount pursuant to Section 3.1(b), Retrocessionaire shall establish, fund and maintain a bank account on which CGLIC shall be authorized to draw for the payment of Covered Liabilities (the “Claims Paying Account”).

(b)           From the date hereof until the Trust Funding Date, CGLIC shall pay all Covered Liabilities as such liabilities become due and owing and shall reduce the Funds Withheld Amount by the amount of such payments.  Notwithstanding the foregoing, no later than three (3) Business Days prior to the end of each calendar month, CGLIC shall deliver to Retrocessionaire a statement (the “Claims Estimate”) setting forth in reasonable detail CGLIC’s good faith estimate of all Covered Liabilities which CGLIC, in its role as administrator under this Retrocession Agreement, would reasonably be expected to pay on behalf of Retrocessionaire in the upcoming calendar month, taking into consideration, among other things, past cash flows for the Business Covered.  The Claims Estimate shall separately set forth an estimate of all Covered Liabilities with respect to (i) Hartford Life & Annuity Insurance Company, Hartford Life Insurance Company and each of their Affiliates, (ii) John Hancock Life Insurance Company and its Affiliates, (iii) AXA Equitable Life Insurance Company and its Affiliates and (iv) all other cedents as a group (each of (i), (ii), (iii) and (iv), a “Cedent Group”).

(c)           Starting on the first Business Day following the Trust Funding Date and thereafter, no later than the first Business Day of the calendar month immediately following Retrocessionaire’s receipt of the Claims Estimate for such month, Retrocessionaire shall transfer to the Claims Paying Account cash in an amount equal to the aggregate amount of Covered Liabilities set forth on such Claims Estimate.

(d)           If at any time during the calendar month the funds in the Claims Paying Account are, in CGLIC’s reasonable estimate, insufficient to pay all of the Covered Liabilities for such month, CGLIC shall provide a revised Claims Estimate for such month setting forth in reasonable detail a description of the additional proposed payments and the amount by which the then current balance in the Claims Paying Account falls short of the aggregate amount set forth in the revised Claims Estimate.  Subject to the provisions of Section 4.4, Retrocessionaire shall transfer to the Claims Paying Account cash equal to the amount of the shortfall within three (3) Business Days from the date it receives the revised Claims Estimate.

(e)           If at any time during the calendar month, Covered Liabilities payable by CGLIC with regards to any Cedent Group exceeds, or is expected to exceed one hundred twenty percent (120%) of the amount set forth in the original Claims Estimate, CGLIC shall provide a revised Claims Estimate for such month setting forth in reasonable detail a description of the additional proposed payments.  Such excess shall be subject to the Claims Settlement Retrocessionaire Approval Rights, and the funding thereof shall be subject to the provisions of Section 4.4.

(f)            Notwithstanding anything to the contrary set forth herein, unless and until Retrocessionaire has paid an aggregate amount of Ultimate Net Loss equal to the Aggregate Limit, CGLIC shall not under any circumstances be required to fund the payment of any Covered Liabilities.

ARTICLE VI

BOOKS AND RECORDS

6.1          Access to Books and Records.

(a)           From time to time, but no more than once every quarter, CGLIC shall: (i) allow Retrocessionaire and its Representatives, upon reasonable notice and during normal business hours and subject to the rules applicable to visitors at CGLIC’s offices, generally, the right to examine and make copies, at Retrocessionaire’s expense, of any Books and Records of CGLIC; (ii) allow Retrocessionaire and its Representatives to interview CGLIC’s Representatives for any reasonable purpose relating to the Covered Contracts and Covered Liabilities, including in connection with Retrocessionaire’s preparation of regulatory and statutory filings (excluding, for the avoidance of doubt, Tax Returns) and financial statements, the conduct of any Legal Proceedings (other than any litigation or dispute between Retrocessionaire or its Affiliates, on the one hand, and CGLIC or its Affiliates, on the other hand), and the conduct of any material regulatory complaints pertaining to the Covered Contracts and Covered Liabilities.  Access to CGLIC’s Representatives and Books and Records and other information shall be at Retrocessionaire’s expense, and shall not unreasonably interfere with the business operations of CGLIC or its Affiliates.

(b)           Notwithstanding any other provision of this Retrocession Agreement to the contrary, CGLIC shall not be obligated to provide such access to any Books and Records or other information if CGLIC determines, in its reasonable judgment, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third-party, jeopardize the protection of an attorney-client privilege, or expose CGLIC to liability for disclosure of sensitive or personal information.

ARTICLE VII

DURATION AND TERMINATION; RECAPTURE

7.1          Duration and Termination.

Without limiting any provision of the Master Transaction Agreement and subject to Sections 7.3, 7.4 and 7.5, this Retrocession Agreement shall commence at the Effective Time and continue in force until (a) such time as Retrocessionaire’s liability with respect to Ultimate Net Loss terminates, which will be the earlier of:  (i) the date CGLIC’s liability with respect to the Business Covered is terminated and all amounts due CGLIC under this Retrocession Agreement with respect to the Business Covered is paid or (ii) the date on which Retrocessionaire has paid an aggregate amount of Ultimate Net Loss equal to the Aggregate Limit or (b) the date on which this Retrocession Agreement is terminated by the mutual written consent of the Parties.

7.2          Effect of Termination.

Notwithstanding the other provisions of this ARTICLE VII, the terms and conditions of ARTICLE I, and ARTICLE XVII and the provisions of Sections 18.1, 18.7, 18.12, and 18.13 shall remain in full force and effect after the termination of this Retrocession Agreement.

7.3          Recapture of Covered Liabilities by Retrocessionaire.

With CGLIC’s consent (which consent shall not be unreasonably withheld, conditioned or delayed) and reasonable participation, Retrocessionaire may negotiate the recapture of the Covered Liabilities directly with the underlying cedents of the Covered Contracts; provided (a) such recapture results in a comprehensive release of CGLIC from all liability from the cedent and (b) Retrocessionaire agrees to indemnify CGLIC for any liabilities arising out of or in connection with any such recapture.  Any payment made in connection with the recapture of Covered Liabilities (“Recapture Payments”) shall apply towards the Aggregate Limit.

7.4          Recapture of Covered Liabilities by CGLIC.

(a)           CGLIC, in its sole discretion, shall have a continuing option, exercisable upon written notice to Retrocessionaire specifying the effective date of the recapture (the “Recapture Date”), to terminate this Retrocession Agreement and recapture in full Retrocessionaire’s share of the Covered Liabilities upon the occurrence of one or more of the following events:

(i)            NICO (A) is adjudicated as insolvent, (B) applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor for itself or for a substantial part of its assets, or (C) becomes subject to any receivership, rehabilitation, conservatorship, liquidation or other similar order, directive or mandate issued by any Governmental Authority;

(ii)           Retrocessionaire (A) is adjudicated as insolvent, (B) applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor for itself or for a substantial part of its assets, or (C) becomes subject to any receivership, rehabilitation, conservatorship, liquidation or other similar order, directive or mandate issued by any Governmental Authority;

(iii)          NICO’s policyholder surplus (as reflected in NICO’s most recent statutory financial statements) falls below an amount equal to five hundred percent (500%) of the remaining Aggregate Limit; or

(iv)          CGLIC is unable to receive Reserve Credit and such inability to receive Reserve Credit shall continue unremedied for a period ending on the later of (A) thirty (30) calendar days after the date upon which written notice thereof is given to Retrocessionaire by CGLIC or (B) the last day of the calendar quarter in which such failure occurs.

(b)           Following any notice of recapture pursuant to Section 7.4(a), CGLIC and Retrocessionaire shall jointly determine the amount of a terminal settlement (the “Terminal Settlement Amount”), which shall be calculated as follows:

(i)            In the event of a recapture upon the occurrence of the event described in Section 7.4(a)(i), the Terminal Settlement Amount shall be an amount equal to (x) premiums received less claims and other amounts accrued since the first day of the quarter in which the Recapture Date occurs and ending on the Recapture Date, plus (y) the greater of (A) the Trust Funding Amount as of the quarter end immediately prior to the quarter in which the Recapture Date occurs and (B) the product of (a ÷ b) × (c), where a is the Aggregate Guaranteed Minimum Death Benefit Amount as of the Recapture Date, b is the Aggregate Guaranteed Minimum Death Benefit Amount as of December 31, 2012, and c is the amount of the Retrocession Premium;

(ii)           In the event of a recapture upon the occurrence of the events described in Sections 7.4(a)(ii), (iii) and (iv), the Terminal Settlement Amount shall be an amount equal to (x) premiums received less claims and other amount accrued since the first day of the quarter in which the Recapture Date occurs and ending on the Recapture Date, plus (y) the Trust Funding Amount as of the quarter end immediately prior to the quarter in which the Recapture Date occurs.

(c)           Retrocessionaire shall pay cash in an amount equal to the Terminal Settlement Amount to CGLIC within five (5) calendar days of the determination of the Terminal Settlement Amount.

(d)           Subject to the payment by Retrocessionaire of the Terminal Settlement Amount to CGLIC, following a recapture pursuant to this Section 7.4, both CGLIC and Retrocessionaire will be fully and finally released from all rights and obligations under this Retrocession Agreement.

(e)           In addition, ten (10) calendar days after the payment of the Terminal Settlement Amount, the Trust Account and Claims Paying Account shall be terminated and any remaining amounts or amount held therein shall be released to Retrocessionaire after the full satisfaction of the Terminal Settlement Amount.

(f)            As used herein, “Aggregate Guaranteed Minimum Death Benefit Amount” means, with respect to any date, the sum of the amounts that would be payable under all in-force VA Contracts if each insured under such VA Contracts died on such date, and “Aggregate Guaranteed Minimum Death Benefit Amount as of December 31, 2012” means $16,744,000,000.

7.5          Termination by Retrocessionaire.

This Retrocession Agreement may be terminated ab initio at the option of Retrocessionaire in the event Retrocessionaire delivers a written notice of termination to CGLIC in accordance with the last sentence in Section 3.1(c).  Upon any such termination, Retrocessionaire shall return to CGLIC cash in the sum of (i) the aggregate amount of the Retrocession Premium that has been paid to Retrocessionaire pursuant to Section 3.1 until such time of termination, minus (ii) two hundred million dollars ($200,000,000), minus (iii) interest accrued on the outstanding balance of the Funds Withheld Account pursuant to Section 3.1(c).

7.6          Dispute Resolution.

Any dispute between the Parties with respect to Sections 7.3 or 7.4, including calculations of the Recapture Payments or the Terminal Settlement Amount, that cannot be resolved by the Parties within thirty (30) calendar days, shall be resolved in accordance with Section 16.1(b).

ARTICLE VIII

REPORTING AND DAC TAX

8.1          Reporting.

Each Party has determined that the transaction provided for in this Retrocession Agreement is properly accounted for as reinsurance for statutory accounting and federal income tax purposes and shall account for the transaction as reinsurance consistent with Applicable Law.

8.2          DAC Tax.

(a)           If each of CGLIC and Retrocessionaire is subject to taxation under Subchapter L of Chapter 1 of Subtitle A of the Code, then CGLIC and Retrocessionaire shall each make the election contemplated by Section 1.848-2(g)(8) of the Treasury Regulations to determine specified policy acquisition expenses with respect to this Retrocession Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code (the “Election”).  In such instance, each of CGLIC and Retrocessionaire agrees that (i) the Election will be effective for the taxable year of each party that includes the date hereof and for all subsequent taxable years during which this Retrocession Agreement remains in effect and (ii) it will take no action to revoke the Election.

(b)           The terms used in this Section 8.2 are defined by reference to Section 1.848-2 of the Treasury Regulations in effect as of the date of this Retrocession Agreement.

(c)           Each Party agrees to attach to its U.S. federal income Tax Return filed for the first taxable year ending after the Election becomes effective (and each year thereafter) a schedule that identifies this Retrocession Agreement as the subject of the Election, and each Party agrees that it will file its respective U.S. federal income Tax Returns in a manner consistent with the provisions of Treasury Regulations Section 1.848-2.  The Party with the net positive consideration under this Retrocession Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Retrocession Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code.

(d)           To ensure consistency of reporting between the Parties or as otherwise required by the Internal Revenue Service, the Parties agree to exchange information pertaining to the amount of net consideration deemed to be paid pursuant to this Retrocession Agreement deemed to exist due to the Election made pursuant to Section 8.2 of this Retrocession Agreement.  CGLIC shall submit a schedule to Retrocessionaire by May 1st of each year that follows a year during which this Retrocession Agreement was in effect for any portion of such year of CGLIC’s calculations of the net consideration under this Retrocession Agreement for the preceding calendar year.  Retrocessionaire may contest such calculation by providing an alternative calculation to CGLIC in writing within thirty (30) calendar days of Retrocessionaire’s receipt of CGLIC’s calculation.  If Retrocessionaire does not notify CGLIC within such time that it contests the calculation, Retrocessionaire shall report the net consideration as determined by CGLIC in Retrocessionaire’s U.S. federal income Tax Return for the previous calendar year.

(e)           If Retrocessionaire contests CGLIC’s calculation of the net consideration, the Parties will act in good faith to reach an agreement as to the correct amount within thirty (30) calendar days of the date Retrocessionaire submits its alternative calculation.  If the Parties reach an agreement on an amount of net consideration, each Party will report the agreed upon amount in its U.S. federal income Tax Return for the previous calendar year.  If, during such period, CGLIC and Retrocessionaire are unable to reach agreement, they shall within ten (10) calendar days of the expiration of the thirty (30) calendar day period set forth in this Section 8.2(e), cause the Independent Accountant promptly to review this Retrocession Agreement and the calculations of CGLIC and Retrocessionaire for the purpose of calculating the net consideration under this Retrocession Agreement.  In making such calculation, the Independent Accountant shall consider only those items or amounts in CGLIC’s calculation as to which Retrocessionaire has disagreed.  The Independent Accountant shall deliver to CGLIC and Retrocessionaire, within thirty (30) calendar days or as promptly as practicable, a report setting forth such calculation, which calculation shall result in a net consideration between the amount thereof shown in CGLIC’s calculation delivered pursuant to Section 8.2(d) and the amount thereof in Retrocessionaire’s calculation delivered pursuant to Section 8.2(d).  Such report shall be an arbitral award, which shall be final and binding upon CGLIC and Retrocessionaire and may be entered and enforced in any court having jurisdiction.  The fees, costs and expenses of the Independent Accountant shall be borne (a) by CGLIC if the difference between the net consideration as calculated by the Independent Accountant and CGLIC’s calculation is greater than the difference between the net consideration as calculated by the Independent Accountant and Retrocessionaire’s calculation; (b) by Retrocessionaire if the first such difference is less than the second such difference; and (c) otherwise equally by CGLIC and Retrocessionaire.

ARTICLE IX

INSOLVENCY

9.1          Insolvency of CGLIC.

(a)           Retrocessionaire hereby agrees that in the event of the insolvency, liquidation or rehabilitation of CGLIC or the appointment of a conservator, liquidator, receiver or statutory successor of CGLIC, all amounts due CGLIC under this Retrocession Agreement shall be payable by Retrocessionaire to CGLIC or any conservator, liquidator, receiver or statutory successor of CGLIC on the basis of the claims allowed against CGLIC by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of CGLIC having authority to allow such claims, without diminution because of that insolvency, liquidation, rehabilitation or appointment, or because the conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims.  Payments by Retrocessionaire as set forth in this Section shall be made directly to CGLIC or to its conservator, liquidator, receiver, or statutory successor, except where this Retrocession Agreement specifically provides another payee of such reinsurance in the event of the insolvency of CGLIC.  Under no circumstances shall Retrocessionaire’s liability hereunder be accelerated or enlarged by the insolvency of CGLIC.

(b)           It is agreed and understood, however, that in the event of the insolvency of CGLIC, the liquidator, receiver or statutory successor of CGLIC shall give written notice of the pendency of a claim against CGLIC for a Covered Liability within a reasonable period of time after such claim is filed in the insolvency, liquidation or rehabilitation proceedings and that during the pendency of such claim Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to CGLIC or its liquidator, receiver or statutory successor.  It is further understood that the expense thus incurred by Retrocessionaire shall be chargeable, subject to court approval, against CGLIC as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to CGLIC solely as a result of the defense undertaken by Retrocessionaire.

ARTICLE X

TRUST ACCOUNT

10.1        Establishment and Initial Funding of Trust Account.

(a)           In accordance with the Trust Agreement, Retrocessionaire and NICO shall procure, with and in the name of the Trustee, a segregated trust account maintained by the Trustee (the “Trust Account”), to be held for the sole benefit of CGLIC pursuant to the provisions of the Trust Agreement (such trust formed thereunder, including such trust following a Reinsurance Credit Event, the “Trust”).  The Trust Account shall secure the obligations of Retrocessionaire under this Retrocession Agreement and the obligations of NICO under the NICO Surety Policy.

(b)           Assets shall be deposited into the Trust Account on the Trust Funding Date in one of two ways:

(i)            If prior to the date of the Trust Funding Date, CGLIC has made partial payment(s) of the Funds Withheld Amount directly to Retrocessionaire, then (x) CGLIC, on behalf of Retrocessionaire, shall transfer, for deposit into the Trust Account, cash in the aggregate amount equal to the remaining balance of the Funds Withheld Amount and interest in accordance with Section 3.1(b), and (y) Retrocessionaire or NICO shall transfer, for deposit into the Trust Account, Eligible Assets with an aggregate Fair Market Value equal to the aggregate amount of the partial payment(s) of the Funds Withheld Amount made to Retrocessionaire by CGLIC prior to the date of the Trust Funding Date; or

(ii)           CGLIC, on behalf of Retrocessionaire, shall transfer, for deposit into the Trust Account, cash equal to the Funds Withheld Amount as a single lump sum payment.

(c)           If applicable, CGLIC shall transfer to the Trust Account, on behalf of Retrocessionaire, cash in the aggregate amount of 67% of the ALC Model Adjustment Amount, plus interest on such amount from and including the date hereof up to but not including the date of payment accrued at the Applicable Interest Rate, in accordance with Section 3.4.

10.2        Ongoing Funding of Trust Account Prior to a Reinsurance Credit Event.

Unless a Reinsurance Credit Event has occurred and is continuing, under no circumstances shall either Retrocessionaire or NICO be required at any time to deposit additional assets in the Trust Account other than any deposit made in connection with Section 10.1(b)(i).

10.3        Ongoing Funding of Trust Account Following the Occurrence of a Reinsurance Credit Event.

If a Reinsurance Credit Event has occurred and is continuing, CGLIC shall provide to Retrocessionaire a report specifying the Trust Funding Amount as of the end of each calendar quarter following the occurrence of a Reinsurance Credit Event (the “Calculation Date”).  Each such report shall be provided no later than thirty (30) calendar days following each such Calculation Date.  If the Trust Funding Amount for any calendar quarter exceeds the sum of the aggregate fair market value of the RCE Eligible Assets held in the Trust Account (determined as of the applicable Calculation Date), NICO and/or Retrocessionaire shall transfer RCE Eligible Assets to the Trust Account in the amount of such difference within ten (10) calendar days after receipt of such report.

10.4        Trust Assets.

(a)           Prior to the occurrence of a Reinsurance Credit Event, the assets that may be held in the Trust Account shall consist of Eligible Assets.  Upon the occurrence of a Reinsurance Credit Event, however, in accordance with the requirements of the Trust Agreement and Section 10.7 herewith, the assets in the Trust Account shall consist of RCE Eligible Assets.

(b)           NICO and/or Retrocessionaire shall, prior to depositing any Eligible Assets or RCE Eligible Assets, as applicable, into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of CGLIC, may whenever necessary negotiate any such assets without consent or signature from NICO and/or Retrocessionaire or any other entity.

(c)           Pursuant to the terms of the Trust Agreement, the Trust Assets shall be held by the Trustee for the sole purpose of satisfying any undisputed payment obligations of Retrocessionaire to CGLIC with respect to the Business Covered under this Retrocession Agreement, respectively, to the extent not otherwise satisfied by Retrocessionaire or NICO.

10.5        Substitution of Trust Assets.

(a)           Retrocessionaire and/or NICO may, unless a Reinsurance Credit Event has occurred and is continuing, substitute or exchange assets in the Trust Account, provided (i) any assets to be so substituted or exchanged (the “Replacement Assets”) are Eligible Assets, (ii) the Replacement Assets are deposited in the Trust Account on the day of the substitution or exchange and (iii) the aggregate fair market value of the Replacement Assets is at least equal to the aggregate fair market value of the assets being removed from the Trust Account.

(b)           If a Reinsurance Credit Event has occurred and is continuing, NICO and/or Retrocessionaire may substitute or exchange any assets in the Trust Account; provided that any such substitution or exchange shall require the prior written consent of

CGLIC, such consent not to be unreasonably withheld, delayed or denied.  Notwithstanding the foregoing sentence, if a Reinsurance Credit Event has occurred and is continuing, NICO and/or Retrocessionaire shall be required to substitute or exchange assets in the Trust Account to replace Eligible Assets that are not RCE Eligible Assets with RCE Eligible Assets.

10.6        Settlements.

All settlements of account under the Trust Agreement between Retrocessionaire and CGLIC shall be made in United States dollars in cash or its equivalent.

10.7        Modification Upon Occurrence of a Reinsurance Credit Event.

(a)           The Parties acknowledge and agree that, upon the occurrence of a Reinsurance Credit Event, this Retrocession Agreement, the Trust Agreement and the Trust shall be modified for that period of time for which the Reinsurance Credit Event continues to apply, to fully conform to the requirements of the laws and regulations governing credit for reinsurance in the State of Connecticut so that CGLIC receives full statutory financial credit for the reinsurance being provided hereunder.

(b)           Should any Party become aware of a Reinsurance Credit Event or the likelihood of the occurrence of a Reinsurance Credit Event, such Party shall provide prompt written notice to the other either (i) certifying that a Reinsurance Credit Event has occurred or (ii) describing the circumstances and cause for such notice.  In any such event, Retrocessionaire shall have the right to meet jointly with CGLIC and its domiciliary state regulator for the purpose of resolving such potential, impending or actual Reinsurance Credit Event.

(c)           Upon the occurrence of a Reinsurance Credit Event, the Parties acknowledge and agree that certain provisions of the Trust Agreement shall cease to be effective, and other provisions shall automatically become effective thereafter, as more particularly described in the Trust Agreement.  In addition, any other provisions required under Applicable Law and regulations governing trusts providing full statutory financial statement credit for reinsurance ceded by life insurance companies shall be incorporated by the Parties into the Trust Agreement.

10.8        Withdrawal of Trust Assets by CGLIC Prior to the Occurrence of a Reinsurance Credit Event.

(a)           Unless a Reinsurance Credit Event has occurred and is continuing, the Parties agree that Trust Assets may be withdrawn by CGLIC, and utilized and applied by CGLIC, or any successor by operation of law of CGLIC, including any liquidator or rehabilitator, receiver or conservator of CGLIC, without diminution because of insolvency on the part of CGLIC or Retrocessionaire, to pay or reimburse CGLIC for any undisputed amounts due to CGLIC under the terms and conditions of this Retrocession Agreement and unpaid by both Retrocessionaire pursuant to this Retrocession Agreement and NICO following a claim under the NICO Surety Policy.

(b)           Notwithstanding the foregoing, CGLIC shall withdraw Trust Assets under Section 10.8(a) only (i) if there are no remaining funds in the Claims Paying Account and (ii) after providing written notice to Retrocessionaire not less than five (5) Business Days in advance of the requested withdrawal.

(c)           CGLIC shall return to the Trust Account, within five (5) Business Days, assets withdrawn in excess of all amounts due under Section 10.8(a).  Any such excess amount shall at all times be held by CGLIC (or any successor by operation of law of CGLIC, including any liquidator, rehabilitator, receiver or conservator of CGLIC) in trust for the benefit of Retrocessionaire and be maintained in a segregated account, separate and apart from any assets of CGLIC for the sole purpose of funding the payments and reimbursements described in Section 10.8(a).

10.9        Withdrawal of Trust Assets by CGLIC After the Occurrence of a Reinsurance Credit Event.

(a)           If a Reinsurance Credit Event has occurred and is continuing, the Parties agree that the Trust Assets may only be withdrawn by CGLIC, and utilized and applied by CGLIC, or any successor by operation of law of CGLIC including any liquidator or rehabilitator, receiver or conservator of CGLIC, without diminution because of insolvency on the part of CGLIC or Retrocessionaire, for one or more of the following purposes:

(i)            to pay for Retrocessionaire’s share of premiums returned to ceding companies of the Covered Contracts because of cancellations of such contracts to the extent same constitute Ultimate Net Loss hereunder;

(ii)           to pay for Retrocessionaire’s share of benefits or losses paid by CGLIC pursuant to the provisions of the Covered Contracts to the extent same constitute Ultimate Net Loss hereunder;

(iii)          where CGLIC has received notification of the termination of the Trust Account and where Retrocessionaire’s entire obligations under this Retrocession Agreement remain unliquidated and undischarged ten (10) calendar days prior to the termination date, to fund an account with CGLIC in an amount at least equal to the deduction, for reinsurance ceded, from CGLIC’s liabilities for the Covered Liabilities; and

(iv)          to pay any other amounts CGLIC claims are due under this Retrocession Agreement.

(b)           CGLIC shall not be required to provide notice to, or obtain the consent of, NICO or Retrocessionaire prior to withdrawing any amounts in accordance with Section 10.9(a).

(c)           CGLIC shall return to the Trust Account, within five (5) Business Days, assets withdrawn in excess of all amounts due under Sections 10.9(a)(i), (ii) and (iv), or, in the case of Section 10.9(a)(iii), assets that are subsequently determined not to be due.

Any such excess amount shall at all times be held by CGLIC (or any successor by operation of law of CGLIC, including any liquidator, rehabilitator, receiver or conservator of CGLIC) in trust for the benefit of Retrocessionaire and be maintained in a segregated account, separate and apart from any assets of CGLIC for the sole purpose of funding the payments and reimbursements described in paragraphs (i), (ii) and (iv) of Section 10.9(a).  CGLIC shall pay interest in cash to Retrocessionaire on the amount withdrawn, equal to the actual amount of interest, dividends, and other income earned on the assets in such segregated account.

10.10      Withdrawal of Trust Assets by Retrocessionaire Prior to the Occurrence of a Reinsurance Credit Event.

Unless a Reinsurance Credit Event has occurred and is continuing, NICO and/or Retrocessionaire may withdraw assets from the Trust Account only if the aggregate fair market value of the Eligible Assets in the Trust Account as of any Calculation Date exceeds an amount equal to one hundred twenty percent (120%) of the Trust Funding Amount as of such date.  Retrocessionaire shall provide written notice to CGLIC and the Trustee of its desire to withdraw assets from the Trust Account in an amount not to exceed such excess, specifying the amount and type of assets to be withdrawn.  Within five (5) Business Days following delivery of such written notice to CGLIC and the Trustee, Retrocessionaire may, without further notice to, or consent of, CGLIC, direct the Trustee to withdraw assets from the Trust Account in accordance with such notice.

10.11      Withdrawal of Trust Assets by Retrocessionaire Following the Occurrence of a Reinsurance Credit Event.

If a Reinsurance Credit Event has occurred and is continuing, Retrocessionaire may withdraw assets from the Trust Account only if the aggregate fair market value of the RCE Eligible Assets in the Trust Account at the end of any calendar quarter exceeds an amount equal to one hundred two percent (102%) of the Trust Funding Amount, as determined on the applicable Calculation Date, and then only with the prior written consent of CGLIC, which shall not be unreasonably withheld, delayed or denied.

ARTICLE XI

SALVAGE AND SUBROGATION

11.1        Salvage and Subrogation.

Retrocessionaire shall be subrogated to all rights of CGLIC against any Person or other entity who may be legally responsible in damages constituting Ultimate Net Loss for which Retrocessionaire shall actually pay, or become liable to pay, on or after the Effective Time (but only to the extent of the amount of payment by, or the amount of liability of, Retrocessionaire).  The rights of Retrocessionaire and the obligations of CGLIC under this Section 11.1 shall immediately terminate at such time as Retrocessionaire shall have paid to CGLIC under this Retrocession Agreement an aggregate amount of Ultimate Net Loss equal to the Aggregate Limit.

11.2        Expenses.

In determining the amount of salvage or subrogation, there shall first be deducted from any amount recovered the out-of-pocket expenses incurred by CGLIC in effecting the recovery (including, without limitation, all court, arbitration, mediation or other dispute resolution costs, attorneys’ fees and expenses but excluding overhead, salaries and expenses of officers and employees of CGLIC and similar internal costs), except to the extent otherwise paid or reimbursed by Retrocessionaire hereunder.

ARTICLE XII

THIRD PARTY RETROCESSION AGREEMENTS

12.1        Third Party Retrocession Recoverables.

(a)           All amounts payable by retrocessionaires under the Third Party Retrocessional Agreements (“Third Party Retrocession Recoverables”) will inure solely to the benefit of CGLIC.  Unless there is a transfer of administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements, the collection of any Third Party Retrocession Recoverables shall be the sole responsibility of CGLIC.  Following any transfer of administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements to Retrocessionaire, Retrocessionaire shall become responsible for the collection of Third Party Retrocession Recoverables; provided CGLIC may, at its sole discretion, decide to retain or resume (if responsibility has at any prior time been relinquished) responsibility for such collection, it being understood that the risk of uncollectability shall remain with CGLIC at all times.

(b)           The Parties agree and acknowledge that the reinsurance being provided by Retrocessionaire under this Retrocession Agreement is net of any amounts which are payable under the Third Party Retrocessional Agreements on or after the Effective Time, without regard to whether such agreements are in effect or not.  Accordingly, the reinsurance being provided by Retrocessionaire under this Retrocession Agreement shall be unaffected by any amendments to or cancellations of the Third Party Retrocessional Agreements on or after the Effective Time, including termination or recapture of the liabilities that were ceded by CGLIC under the Third Party Retrocessional Agreements.  For the avoidance of doubt, even if any Third Party Retrocessional Agreements are recaptured or otherwise terminated after the date hereof, (i) any Additional Consideration to which Retrocessionaire is entitled pursuant to Section 3.2 of this Retrocession Agreement after any such termination shall continue to be net of any amounts that would have otherwise been paid or payable to the retrocessionaires under the Third Party Retrocessional Agreements and (ii) Ultimate Net Loss shall continue to be net of amounts would have otherwise been paid or payable by the third party retrocessionaires under the Third Party Retrocessional Agreements.

ARTICLE XIII

REINSURANCE CREDIT

13.1        Reinsurance Credit.

(a)           Retrocessionaire shall, at its own expense, be required to take all steps (including the posting of letters of credit or other acceptable security) necessary to comply with all Applicable Laws in the State of Connecticut so as to permit CGLIC to obtain Reserve Credit for the reinsurance provided by this Retrocession Agreement throughout the entire term of this Retrocession Agreement to the extent Reserve Credit is not otherwise available under such Applicable Law.  Any event that results in CGLIC being unable to obtain Reserve Credit on its Statutory Financial Statements at any point in time during the term of this Retrocession Agreement shall be referenced herein as a “Reinsurance Credit Event.”  Retrocessionaire shall promptly notify CGLIC of any event or change or condition that will reasonably likely result in a Reinsurance Credit Event.

(b)           It is understood and agreed that any term or condition required by such Applicable Law in the State of Connecticut to be included in this Retrocession Agreement for CGLIC to receive Reserve Credit shall be deemed to be incorporated in this Retrocession Agreement by reference.  Furthermore, the Parties agree to amend this Retrocession Agreement or enter into other agreements or execute additional documents as needed to comply with the credit for reinsurance laws and regulations and/or the requirements of the applicable Governmental Authorities in the State of Connecticut.  To the extent that any other agreements or additional documents are deemed by Retrocessionaire to increase or accelerate its liabilities hereunder or otherwise adversely impact the economics of this Retrocession Agreement as respects Retrocessionaire, Retrocessionaire shall be afforded the opportunity to investigate alternatives for accomplishing the Reserve Credit objectives set forth herein; provided, however, any such investigation of alternatives shall not cause CGLIC to incur a Schedule S penalty or otherwise fail to receive Reserve Credit in a timely manner.

(c)           Notwithstanding anything contained in this Section 13.1, in the event that (i) there is a repeal of or amendment to the provisions of the Dodd—Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) that would authorize a Governmental Authority in any non-domiciliary jurisdiction of the United States where CGLIC is licensed to transact business to apply the applicable rules for credit for reinsurance in such jurisdiction to CGLIC, and (ii) CGLIC reasonably determines following consultation with Retrocessionaire that it is obligated under Applicable Law to comply with such rules in order to receive Reserve Credit on CGLIC’s statutory financial statements in any such jurisdiction, then Sections 13.1(a) and 13.1(b) hereof shall automatically be deemed to be amended without any action by the Parties to require that Retrocessionaire shall take all steps necessary so as to enable CGLIC to obtain Reserve Credit on CGLIC’s statutory financial statements in any such jurisdiction in addition to the State of Connecticut.

(d)           The Parties agree and acknowledge that nothing in this ARTICLE XIII shall require the Parties to modify the terms of this Retrocession Agreement relating to the Aggregate Limit.

ARTICLE XIV

REGULATORY MATTERS

14.1        Regulatory Matters.

(a)           If CGLIC or Retrocessionaire receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding by Governmental Authorities relating to the Covered Contracts, the Covered Liabilities or the reinsurance provided hereunder, CGLIC or Retrocessionaire, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter in accordance with the terms of Section 4.5.

(b)           If CGLIC or Retrocessionaire receives notice of, or otherwise becomes aware of any enforcement action by any Governmental Authority arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, CGLIC or Retrocessionaire, as applicable, shall promptly notify the other Party thereof, and the Parties shall cooperate to resolve such matter.

ARTICLE XV

ERRORS AND OMISSIONS

15.1        Errors and Omissions.

Inadvertent delays, errors or omissions made in connection with this Retrocession Agreement or any transaction hereunder shall not relieve either Party from any liability which would have attached had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as possible after discovery, and provided, further, that the Party making such error or omission or responsible for such delay shall be responsible for any additional liability which attaches as a result.  If (a) the failure of either Party to comply with any provision of this Retrocession Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified after discovery, both Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

ARTICLE XVI

DISPUTE RESOLUTION

16.1        Dispute Resolution.

(a)           Any and all disputes arising under Section 4.3  shall be submitted to the Independent Accountant.  Each of CGLIC and Retrocessionaire shall prepare separate written reports of such item or items in dispute and refer such reports to the Independent Accountant.  CGLIC and Retrocessionaire acknowledge and agree that in making any determination, the Independent Accountant shall be limited to choosing between the positions set forth by each Party and that the Independent Accountant shall have no discretion to make any other determinations.  The Independent Accountant’s determinations shall have the same preclusive effect for all purposes as if such determinations had been embodied in a final judgment, no longer subject to appeal, entered by a court of competent jurisdiction, and each of CGLIC and Retrocessionaire may petition any court identified pursuant to Section 18.7 to reduce such decision to judgment.

(b)           The provisions of Section 16.1(a) shall apply mutatis mutandis to any disputes arising under Sections 7.3 or 7.4 (after substituting any references to “Independent Accountant” for references to “Independent Actuary”).

ARTICLE XVII

INDEMNIFICATION

17.1        Retrocessionaire’s Obligation to Indemnify.

(a)           Without limiting any provisions of Section 4.4(b) hereof, Retrocessionaire hereby agrees to indemnify, defend and hold harmless CGLIC, its Affiliates and their respective stockholders, directors, officers, employees, representatives, successors and permitted assigns (collectively, the “CGLIC Indemnified Parties”) from and against all Losses asserted against, imposed upon or incurred by any CGLIC Indemnified Party in connection with or arising from: (a) any breach or nonfulfillment by Retrocessionaire of, or any failure by Retrocessionaire to perform, any of the material covenants, terms or conditions of, or any material duties or obligations under, this Retrocession Agreement; (b) CGLIC’s actions taken at the written recommendation or direction of Retrocessionaire; (c) any fraud, theft or embezzlement by officers, employees or agents of Retrocessionaire or its Affiliates affecting the Covered Contracts or Third Party Retrocessional Agreements during the term of this Retrocession Agreement; (d) Retrocessionaire’s denial of approval for changes to the Covered Contracts pursuant to Section 2.4 and (e) any enforcement of this indemnity.

(b)           Notwithstanding anything to the contrary in the foregoing, provided Retrocessionaire uses its reasonable best efforts to support the accounting treatment contemplated by Section 8.1, Retrocessionaire shall have no liability whatsoever with respect to Losses asserted against, imposed upon or incurred by any CGLIC Indemnified Party in connection with or arising from any breach or nonfulfillment by Retrocessionaire, or any failure by Retrocessionaire to perform, any obligation of Retrocessionaire under Section 8.1, to the extent that any such breach, non-fulfillment or failure results from (i) any formal determination by any applicable Governmental Authority that the accounting treatment contemplated by Section 8.1 is prohibited by Applicable Law or (ii) the written advice of Retrocessionaire’s outside accounting firm that such accounting treatment would be prohibited by Applicable Law.

17.2        CGLIC’s Obligation to Indemnify.

(a)           CGLIC hereby agrees to indemnify, defend and hold harmless Retrocessionaire, its Affiliates, and their respective stockholders, directors, officers, employees, representatives, successors and permitted assigns (collectively, the “Retrocessionaire Indemnified Parties”) from and against all Losses asserted against, imposed upon or incurred by any Retrocessionaire Indemnified Party in connection with or arising from: (i) the Excluded Liabilities; (ii) subject to Section 17.2(b), any breach or nonfulfillment by CGLIC of, or any failure by CGLIC to perform, any of the material covenants, terms or conditions of, or any material duties or obligations under, this Retrocession Agreement; (iii) any fraud, theft or embezzlement by officers, employees or agents of CGLIC or its Affiliates affecting the Covered Contracts or Third Party Retrocessional Agreements during the term of this Retrocession Agreement; and (iv) any enforcement of this indemnity; provided, however, CGLIC shall have no obligation to indemnify, defend or hold harmless the Retrocessionaire Indemnified Parties for any matter relating to (x) Reserves, (y) Tax Reserves, or (z) statutory accounting or GAAP accounting for which CGLIC provided services under Schedule 4.1.

(b)           Notwithstanding anything to the contrary in the foregoing, CGLIC shall have no liability whatsoever with respect to Losses asserted against, imposed upon or incurred by any Retrocessionaire Indemnified Party in connection with or arising from any breach or nonfulfillment by CGLIC, or any failure by CGLIC to perform, any obligation of CGLIC under ARTICLE IV, provided, however, should Retrocessionaire elect to assume the administration of the Covered Contracts, Covered Liabilities and Third Party Retrocessional Agreements from CGLIC pursuant to Section 4.7(a), CGLIC shall promptly pay to Retrocessionaire five million dollars ($5,000,000) as liquidated damages.

17.3        Indemnification Procedures.

In the event of a claim for indemnification hereunder, the Parties to this Retrocession Agreement shall follow the indemnification procedures set forth in Section 7.4 of the Master Transaction Agreement with respect to the adjudication of such claim.

17.4        Exclusive Remedy.

Except as set forth in (i) the Master Transaction Agreement, (ii) Section 3.3, (iii) Section 18.11 or (vi) ARTICLE XVI, this ARTICLE XVII sets forth the sole and exclusive remedy for any breach, inaccuracy, violation or nonfulfillment of this Retrocession Agreement (including any representation, warranty, covenant, obligation, other agreement or condition contained in this Retrocession Agreement), regardless of whether a claim or counterclaim is based in tort, contract or any other legal theory, or arises under Applicable Law or in equity.  In furtherance of the foregoing, each Party hereby waives, from and after the Effective Time, to the fullest extent permitted under Applicable Law, any and all rights, claims, counterclaims and causes of action (other than claims or counterclaims of, or causes of action arising from, fraud) it may have against any the other Party arising under or based upon this Retrocession Agreement, any Applicable Law, common law or otherwise, except as set forth in (i) the Master Transaction Agreement, (ii) Section 3.3, (iii) Section 18.11, (iv) ARTICLE XVI or (v) this ARTICLE XVII.

ARTICLE XVIII

MISCELLANEOUS PROVISIONS

18.1        Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

If to CGLIC:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention:	Mark Parsons
Senior Vice President
Telephone: (860) 226-8350
Fax: (860) 226-4074
Email: Mark.Parsons@Cigna.com

with copies (which shall not constitute notice) to:

Connecticut General Life Insurance Company
900 Cottage Grove Road
Bloomfield, CT 06002
Attention:	Mary Carey
Senior Counsel
Telephone: (860) 226-9824
Fax: (860) 226-8942
Email: Mary.Carey@Cigna.com

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention:	Robert J. Sullivan
J. Stephanie Nam
Telephone: (212) 735-3000
Fax: (917) 777-2930
Email:	Robert.Sullivan@skadden.com
Stephanie.Nam@skadden.com

If to Retrocessionaire:

Berkshire Hathaway Reinsurance Group
100 First Stamford Place
Stamford, CT 06902
Attention: Stephen McArthur
Telephone: (416) 263-7576
Fax: (203) 363-5221
Email: StephenMcArthur@bhlifere.com

with copies (which shall not constitute notice) to:

Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Attention:	Brian Snover
Vice President and General Counsel
Telephone: (203) 363-5211
Fax: (203) 363-5221
Email: bsnover@berkre.com

and

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Donald B. Henderson, Jr.
Telephone: (212) 728-8000
Fax: (212) 728-9262
Email: dhenderson@willkie.com

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Party.

18.2        Entire Agreement.

This Retrocession Agreement (including the exhibits and schedules hereto), the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

18.3        Waiver and Amendment.

This Retrocession Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  The failure of any Party to insist on compliance with any obligation contained in this Retrocession Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any right or remedy contained herein nor stop any Party from thereafter demanding full and complete compliance nor prevent any Party from exercising such right or remedy in the future.  No waiver of any breach of this Retrocession Agreement shall be held to constitute a waiver of any other or subsequent breach.

18.4        Successors and Assigns.

The rights and obligations of the Parties under this Retrocession Agreement shall not be subject to assignment without the prior written consent of the other Party, and any attempted assignment without the prior written consent of the other Party shall be invalid ab initio.  The terms of this Retrocession Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

18.5        Headings.

The headings and table of contents of this Retrocession Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

18.6        Construction; Interpretation.

CGLIC and Retrocessionaire have participated jointly in the negotiation and drafting of this Retrocession Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Retrocession Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Retrocession Agreement.  No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of or to this Retrocession Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Retrocession Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Retrocession Agreement,” means this Retrocession Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Retrocession Agreement in its entirety and not to any particular Article, Section or provision of this Retrocession Agreement.  The references to “$” shall be to United States dollars.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors (including by reason of merger, consolidation or otherwise) and permitted assigns.

18.7        Governing Law and Jurisdiction.

This Retrocession Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.  EXCEPT AS PROVIDED IN SECTION 3.3 OR ARTICLE XVI, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF CONNECTICUT, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS RETROCESSION AGREEMENT; PROVIDED, HOWEVER, THAT, IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THEN SAID ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL ADDRESSED TO SUCH PARTY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH PARTY IN ANY SUCH COURT.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO AGREES THAT FINAL, NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURT HAVING JURISDICTION OVER SUCH PARTY OR ANY OF ITS ASSETS.  EACH PARTY AGREES TO WAIVE ANY REQUIREMENT FOR THE POSTING OF A BOND OR FOR THE POSTING OF ANY SECURITY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

18.8        No Third Party Beneficiaries.

Nothing in this Retrocession Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Retrocession Agreement or any provision contained herein.

18.9        Counterparts.

This Retrocession Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

18.10      Severability.

Any term or provision of this Retrocession Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Retrocession Agreement or affecting the validity or enforceability of any of the terms or provisions of this Retrocession Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Retrocession Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Retrocession Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

18.11      Specific Performance.

Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Retrocession Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Retrocession Agreement by the other Party and to enforce specifically this Retrocession Agreement and the terms and provisions hereof in any action instituted in accordance with Section 18.7, in addition to any other remedy to which such Party may be entitled, at law or in equity, without being required to post bond or furnish other security.  In the event that any action is brought in equity to enforce the provisions of this Retrocession Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The Parties further agree that (i) by seeking the remedies provided for in this Section 18.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Retrocession Agreement, and (ii) nothing contained in this Section 18.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 18.11 before exercising any termination right under ARTICLE VII nor shall the commencement of any action pursuant to this Section 18.11 or anything contained in this Section 18.11 restrict or limit any Party’s right to terminate this Retrocession Agreement in accordance with the terms of

ARTICLE VII or pursue any other remedies under this Retrocession Agreement that may be available then or thereafter.

18.12      Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS RETROCESSION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS RETROCESSION AGREEMENT.  EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS RETROCESSION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS RETROCESSION AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.12.

18.13      Incontestability.

In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Retrocession Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

18.14      Set-Off.

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of CGLIC or Retrocessionaire with respect to this Retrocession Agreement, the Master Transaction Agreement or any other Ancillary Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.

18.15      Currency.

All financial data required to be provided pursuant to the terms of this Retrocession Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.

18.16      Waiver of Duty of Utmost Good Faith.

Other than in connection with claims or counterclaims of, or causes of action arising from, fraud, each Party absolutely and irrevocably waives resort to the duty of “utmost good faith” or any similar principle of heightened disclosure or fiduciary duties in connection with the negotiation and/or execution of this Retrocession Agreement.  Notwithstanding anything in this Retrocession Agreement or the Transaction Documents to the contrary, each Party agrees that it does not waive the duty of “utmost good faith” or any similar principle of heightened disclosure or fiduciary duties relating to the conduct of the Parties after the Effective Time.

[Remainder of Page Intentionally Left Blank — Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereby execute this Retrocession Agreement as of the day and year first set forth above.

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

By:
	Name:	Mark Parsons
	Title:	Senior Vice President

[Signatures Continue onto Next Page]

Retrocession Agreement Signature Page

BERKSHIRE HATHAWAY LIFE
INSURANCE COMPANY OF NEBRASKA

By:
	Name:	Michael Lawler
	Title:	Vice President

Retrocession Agreement Signature Page

Schedule 3.4(b)

ALC Model Adjustment Amount

If the ALC Model Differential is positive, CGLIC will deposit an amount in cash equal to 67% of the ALC Model Differential, plus interest on such amount from and including the date hereof up to but not including the date of payment accrued at the Applicable Interest Rate, directly into the Trust Account and will pay an amount in cash equal to 33% of the ALC Model Differential, plus interest on such amount from and including the date hereof up to but not including the date of payment accrued at the Applicable Interest Rate together with interest, directly to Retrocessionaire, in each case, within five (5) calendar days after the Independent Actuary issues the Final ALC Determination; provided that CGLIC will not be required to pay any amount in connection with the foregoing unless the absolute value of the ALC Model Differential exceeds $100,000,000, in which case CGLIC will only be liable for the portion in excess of $25,000,000.  The aggregate amount paid by CGLIC in connection with the foregoing will be referred to as the “ALC Model Adjustment Amount.”  In no event shall the ALC Model Adjustment Amount be greater than $450,000,000.

Schedule 3.4(b) - 1

EXECUTION COPY

THIS SECURITY AND CONTROL AGREEMENT (as amended, modified, supplemented and/or restated from time to time, the “Security and Control Agreement”) is made and entered into as of February 27, 2013, by and among Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company (together with any successors or assigns, “BHLN”) and National Indemnity Company, a Nebraska property and casualty insurance company (together with any successors or assigns, “NICO” and, collectively with BHLN, the “Grantor”), Wells Fargo Bank, National Association, as trustee (together with any successors and assigns, the “Trustee”), Connecticut General Life Insurance Company, a Connecticut life insurance company (together with its successors and assigns, the “Secured Party”) and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States (together with any successors or assigns, the “Securities Intermediary”).

WITNESSETH:

WHEREAS, BHLN, the Secured Party and NICO (solely for purposes of Sections 3.10, 6.1, 6.3, 6.4, and 6.6 and Articles II, V, VII and VIII thereof), have entered into the Master Transaction Agreement, dated as of February 4, 2013 (as amended, restated, supplemented and/or modified from time to time) (the “Master Transaction Agreement”);

WHEREAS, as contemplated by the Master Transaction Agreement, BHLN and the Secured Party have entered into the Retrocession Agreement, dated as of February 4, 2013 (as amended, restated, supplemented and/or modified from time to time) (the “Retrocession Agreement”), which provides that the Secured Party will cede to BHLN, and BHLN will reinsure, on a one hundred percent (100%) coinsurance basis, all losses, liabilities and expenses included within the definition of Covered Liabilities paid or payable by the Secured Party on or after the Effective Time, net of any amounts payable under the Third Party Retrocessional Agreements;

WHEREAS, as contemplated by the Master Transaction Agreement, NICO, BHLN and the Secured Party have entered into the Surety Policy, dated as of February 4, 2013 (the “Surety Policy”), whereby NICO assumes certain obligations including guaranteeing to the Secured Party the payment and performance of certain obligations of BHLN under the Retrocession Agreement;

WHEREAS, as contemplated by the Retrocession Agreement, the Grantor, the Secured Party and the Trustee, have entered into the Trust Agreement dated as of February 27, 2013 (as amended, restated, supplemented and/or modified from time to time) (the “Trust Agreement”), pursuant to which BHLN and NICO have established the Trust Account (as defined below) for the purpose of satisfying their obligations under the Retrocession Agreement and the Surety Policy, respectively; and

WHEREAS, the parties hereto desire that the Secured Party have a security interest and continuing lien on the Grantor’s right, title and interest in the Collateral (as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS; CONSTRUCTION

Section 1.1.           Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Retrocession Agreement.  The following terms shall have the following meanings when used in this Security and Control Agreement:

“BHLN” has the meaning set forth in the Preamble.

“Collateral” has the meaning set forth in Section 2.2.

“Event of Default” means the occurrence or continuance of: (i) the Secured Party’s receipt of a notification of the termination of the Trust Account and such termination is being attempted without the consent of the Secured Party, and where BHLN’s entire obligations under the Retrocession Agreement remain unliquidated and undischarged ten (10) calendar days prior to the termination date; or (ii) both (A) any Grantor Event of Default and (B) any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

(a)                                 an Insolvency Event of NICO;

(b)                                 any final arbitration award, court order, decision or judgment with no appeal or stay pending has been issued against BHLN or NICO in favor of the Secured Party under the Retrocession Agreement or Surety Policy, as applicable, that remains unperformed or unpaid by the Grantor for at least ten (10) Business Days; and

(c)                                  the acknowledgment in writing by BHLN or NICO of its obligation to perform or pay any obligation under the Retrocession Agreement or Surety Policy, as applicable, in accordance with the terms of such agreement, and such obligation remains unperformed or unpaid by the Grantor for at least ten (10) Business Days.

“Event of Default Notice” has the meaning set forth in Section 2.6.

“Grantor” has the meaning set forth in the Preamble.

“Grantor Event of Default” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, pursuant to, and in accordance with, the applicable provisions in the Retrocession Agreement, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a

2

result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

(a)                                 an Insolvency Event of BHLN;

(b)                                 following a Reinsurance Credit Event, the Grantor’s failure to deposit into the Trust Account such additional assets by the Grantor with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the RCE Eligible Assets held in the Trust Account is no less than the RCE Funding Amount as of the immediately prior calendar quarter end; or

(c)                                  the Grantor’s failure to pay or reimburse the Secured Party for any amounts due and payable to the Secured Party by the Grantor under the terms and conditions of the Retrocession Agreement and the Surety Policy, whether such events, acts, occurrences or conditions are voluntary or involuntary or result from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body.

“Insolvency Event” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:  (i) either Grantor shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Grantor (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against either Grantor and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver or liquidator is appointed for, or takes charge of, all or substantially all of the property of either Grantor; (iv) any order for relief or other order approving any such case or proceeding is entered with respect to either Grantor; (v) either Grantor is adjudicated insolvent or bankrupt; (vi) either Grantor suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) either Grantor makes a general assignment for the benefit of creditors; (viii) either Grantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) either Grantor shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) either Grantor shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by either Grantor for the purpose of effecting any of the foregoing items (i)-(x).

“Master Transaction Agreement” has the meaning set forth in the Recitals.

“NICO” has the meaning set forth in the Preamble.

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“Person” means and includes any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

“Proceeds” means “proceeds” as such term is defined in the UCC.

“Reinsurance Credit Event” has the meaning set forth in the Retrocession Agreement.

“Retrocession Agreement” has the meaning set forth in the Recitals.

“Secured Obligations” means all of the Grantor’s payment and performance obligations arising under or in connection with the Retrocession Agreement and the Surety Policy.

“Secured Party” has the meaning set forth in the Preamble.

“Securities Intermediary” has the meaning set forth in the Preamble.

“Security and Control Agreement” has the meaning set forth in the Preamble.

“Security Entitlement” means “security entitlement” as defined in the UCC.

“Surety Policy” has the meaning set forth in the Recitals.

“Termination Date” has the meaning set forth in Section 6.8.

“Trust Account” has the meaning set forth in Section 2.1.

“Trust Agreement” has the meaning set forth in the Recitals.

“Trustee” has the meaning set forth in the Recitals.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

ARTICLE II.

TRUST ACCOUNT; GRANT OF SECURITY INTEREST; CONTROL

Section 2.1.                                Establishment and Maintenance of the Trust Account.  The Securities Intermediary hereby confirms and agrees that:

(a)                                 (i)  it has established the account number [•] with account name “[•]” (said account, together with any replacements thereof or substitutions therefor, the “Trust Account”) and (ii) the Trust Account is a “securities account” (as defined in the UCC) in respect of which the Securities Intermediary is a “securities intermediary” (as defined in the UCC) and the Grantor is the “entitlement holder” (as defined in the UCC);

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(b)                                 it shall not change the entitlement holder or account number of the Trust Account without prior written consent of the Secured Party; and

(c)                                  each item of property (whether cash, a security, an instrument or any other property whatsoever) credited to the Trust Account shall be treated as a “financial asset” under Article 8 of the UCC.

Section 2.2.                                Grant of Security Interest.  As security for the prompt and complete payment, reimbursement and performance when due in full of all the Secured Obligations, each of BHLN and NICO hereby grants to the Secured Party, a security interest in and continuing lien on all of its right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):

(a)                                 the Trust Account;

(b)                                 all Security Entitlements carried in the Trust Account; and

(c)                                  all Proceeds of any or all of the foregoing.

Section 2.3.                                Registration of Securities, etc..  All securities and other financial assets credited to the Trust Account that are in registered form or that are payable to or to the order of the Grantor shall be (a) registered in the name of, or payable to or to the order of, the Securities Intermediary or (b) endorsed to or to the order of the Securities Intermediary or in blank; and in no case will any financial asset credited to the Trust Account be registered in the name of, or payable to or to the order of, the Grantor or endorsed to or to the order of the Grantor, except to the extent the foregoing have been specially endorsed to or to the order of the Securities Intermediary or in blank.  Upon any withdrawal or substitution of assets held in the Trust Account in accordance with the terms of the Trust Agreement, the Securities Intermediary shall transfer title to such assets to the Trustee to the extent required to permit such withdrawn or substitution.

Section 2.4.                                Conflict Between Agreements.  The parties hereto agree that if the Securities Intermediary’s obligations hereunder conflict with any other agreement to which the Securities Intermediary is a party, the provisions of this Security and Control Agreement shall control.

Section 2.5.                                Entitlement Orders.  The Securities Intermediary shall honor all entitlement orders, instructions directing disposition of funds and investment instructions given by the Secured Party pursuant to the Trust Agreement without further consent of the Grantor.  Notwithstanding the foregoing, in no event shall the Secured Party give any entitlement order or investment instruction that is in violation of the Trust Agreement, and shall give such entitlement orders and investment instructions as are reasonably required to effectuate the terms of the Trust Agreement. The Securities Intermediary shall be entitled to rely upon any order, instruction, or direction that it receives from the Secured Party without any duty to inquire as to whether such order, instruction, or direction complies with the requirements of the Trust Agreement or this

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Security and Control Agreement.  In case the Securities Intermediary obeys or complies with any such order, instruction, or direction of the Secured Party, the Securities Intermediary shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, instruction, or direction being subsequently found to have been in violation of the Trust Agreement or this Security and Control Agreement.

Section 2.6.                                Secured Party Notice; Grantor or Trustee Notice.

(a)                                 Secured Party Notice.  Upon the receipt of a notice delivered to the Securities Intermediary in the form of Exhibit A (the “Event of Default Notice”), solely the Secured Party shall direct the Securities Intermediary in connection with the disposition and investment of the amounts on deposit in, and the assets credited to, the Trust Account.  Notwithstanding the foregoing in no event shall Secured Party provide an Event of Default Notice to the Securities Intermediary prior to the occurrence and continuance of an Event of Default.

(b)                                 Grantor Notice.  Prior to receipt by the Securities Intermediary of an Event of Default Notice, the Securities Intermediary shall honor all entitlement orders, instructions directing disposition of funds and investment instructions given by the Grantor without further consent of the Secured Party.  Notwithstanding the foregoing in no event shall the Grantor give any entitlement order or investment instruction that is in violation of the Trust Agreement, and shall give such entitlement orders and investment instructions as are reasonably required to effectuate the terms of the Trust Agreement.  Prior to receipt by the Securities Intermediary of an Event of Default Notice, the Securities Intermediary shall be entitled to rely upon any order, instruction, or direction that it receives from the Grantor without any duty to inquire as to whether such order, instruction, or direction complies with the requirements of the Trust Agreement or this Security and Control Agreement.  In case the Securities Intermediary obeys or complies with any such order, instruction, or direction of the Grantor, the Securities Intermediary shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, instruction, or direction being subsequently found to have been in violation of the Trust Agreement or this Security and Control Agreement.

Section 2.7.                                Conflicting Orders or Instructions.  Notwithstanding anything contained herein, if at any time the Securities Intermediary shall receive conflicting orders or instructions from the Secured Party and the Grantor, the Securities Intermediary shall follow the orders or instructions of the Secured Party and not the Grantor.

Section 2.8.                                Successor Trust Account.  Except as otherwise set forth in Section 2.9, in the event a successor trust account is established, (a) such account shall be established with either the Securities Intermediary or another “securities intermediary” (as defined in the UCC) reasonably acceptable to the Secured Party, (b) such securities intermediary with whom such account is established shall enter into an agreement substantially in the form of this Security and Control Agreement or a form reasonably acceptable to the Grantor and the Secured Party prior to or contemporaneously with the establishment of the successor trust account and (iii) financing statements shall be amended and/or new financing statements shall

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filed to identify the successor trust account, all in a manner reasonably satisfactory to the Secured Party.

Section 2.9.                                Reinsurance Credit Event Trust Accounts.  Concurrently with the modification of the Trust Account and/or the creation of new trust accounts as a result of a Reinsurance Credit Event, the Grantor and the Securities Intermediary will enter into agreements substantially in the form of this Security and Control Agreement with the Secured Party, granting to the Secured Party a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located:  (i) the modified Trust Account or the new trust account created as a result of the Reinsurance Credit Event for which such Secured Party is the sole beneficiary; (ii) all Security Entitlements carried in such trust account and (iii) all Proceeds of any or all of the foregoing.

ARTICLE III.

DUTIES OF THE SECURITIES INTERMEDIARY

Section 3.1.                                Subordination of Liens in Favor of the Securities Intermediary, Etc.  The Securities Intermediary hereby subordinates to the security interest of the Secured Party in the Collateral any and all statutory, regulatory, contractual or other rights now or hereafter existing in each case in its favor over or with respect to the Trust Account, including, but not limited to (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Secured Party with respect to the Trust Account or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in the Trust Account.

Section 3.2.                                No Other Entitlement Orders.  Without the prior written consent of the Secured Party and the Grantor, the Securities Intermediary will not (i) change the name, account number or designation of the Trust Account or (ii) enter into any agreement under which the Securities Intermediary agrees to comply with “entitlement orders” or any instructions directing disposition of funds originated by any Person other than the Secured Party with respect to any property credited to the Trust Account.  The Securities Intermediary shall promptly notify the Secured Party and the Grantor if any Person requests the Securities Intermediary to enter into any such agreement as described in this Section 3.2 or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to the Trust Account (and in that connection, the Securities Intermediary represents and warrants to the Secured Party that it has not heretofore received any such request or assertion with respect to the Trust Account) and, except as otherwise prohibited by law or regulation, will promptly notify the Secured Party and the Grantor of the occurrence of any such events.

Section 3.3.                                Force Majeure.  The Securities Intermediary shall not be responsible or liable for any failure or delay in the performance of its obligations under the Trust Agreement or this Security and Control Agreement arising out of or caused, directly or

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indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority; or governmental action; it being understood that the Securities Intermediary shall use commercially reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

Section 3.4.                                Indemnification.

(a)                                 The Grantor shall indemnify, defend and hold the Securities Intermediary (and its directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature arising out of or in connection with this Security and Control Agreement or with the performance of its duties hereunder (except with respect to any obligations of the Secured Party arising under Section 3.4(b), for which the Grantor shall have no such obligations), including, among other things, reasonable attorneys’ fees and court costs, except to the extent such loss, liability, damage, cost and expense shall be caused by the Securities Intermediary’s negligence, willful misconduct or lack of good faith.

(b)                                 Whenever an action by the Securities Intermediary is authorized by written signed direction pursuant to the provisions of this Security and Control Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Securities Intermediary against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Securities Intermediary.  The provisions of this paragraph shall survive the termination of this Security and Control Agreement and the resignation or removal of the Securities Intermediary for any reason.

ARTICLE IV.

REMEDIES; RIGHTS UPON DEFAULT

Section 4.1.                                Rights and Remedies Generally.  If an Event of Default has occurred and is continuing, then and in every such case, the Secured Party may exercise, in addition to all other rights and remedies granted to them in this Security and Control Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.

Section 4.2.                                Acknowledgement of the Parties.  The parties hereto intend that the Trust is and at all times shall be the lawful owner of the Assets.  The parties hereto agree and acknowledge that the security interest in favor of the Secured Party is granted pursuant to this Agreement in case Securities Intermediary shall hold the Collateral to the extent that the Trust is not valid, the transfer of the Assets by the Grantor to the Trust is not effective, or the transfer of the Assets by the Grantor may be characterized as a pledge rather than a lawful conveyance to the Trust.

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ARTICLE V.

POWER OF ATTORNEY

Section 5.1.                                The Secured Party’s Appointment as Attorney-in-Fact.  The Grantor hereby irrevocably constitutes and appoints the Secured Party and any officers or agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in their own names, from time to time in the Secured Party’s discretion, for the purpose of carrying out the terms of this Security and Control Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security and Control Agreement.  Notwithstanding the foregoing, the Secured Party agrees that the power of attorney provided for in this Section 5.1 shall only become effective upon the occurrence and continuance of an Event of Default.

ARTICLE VI.

MISCELLANEOUS PROVISIONS

Section 6.1.                                Binding on Successors; Transferees and Assigns; Assignment.  This Security and Control Agreement shall be binding upon the parties hereto, their successors, transferees and permitted assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that the Grantor may not assign or delegate any of its obligations hereunder without the prior written consent of the Secured Party.

Section 6.2.                                Notices.  Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in the same manner as provided for in the Trust Agreement; provided, however, that any communications to the Securities Intermediary shall be sent to the address provided for the Trustee in the Trust Agreement.

Section 6.3.                                Waivers; Amendments.

(a)                                 No Deemed Waivers; Remedies Cumulative.  No failure or delay by the Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, preclude any other or further exercise thereof or the exercise of any other right or power.  The remedies of the Secured Party hereunder are cumulative and are not exclusive of any remedies provided by law.  No waiver of any provision of this Security and Control Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 6.3(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

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(b)                                 Amendments.  Neither this Security and Control Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

Section 6.4.                                Severability.  Any provision of this Security and Control Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

Section 6.5.                                Counterparts; Integration.  This Security and Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 6.6.                                Governing Law; Jurisdiction; Venue; Service of Process.

(a)                                 Governing Law.  This Security and Control Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of New York.  Regardless of any provision in any agreement governing the Trust Account, the Securities Intermediary agrees that its “securities intermediary’s jurisdiction” (as defined in the UCC) is the State of Delaware

(b)                                 Submission to Jurisdiction.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), OR IN ANY APPELLATE COURT IN THE STATE OF NEW YORK, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AND CONTROL AGREEMENT; PROVIDED, HOWEVER, THAT, IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THEN SAID ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK.  EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL ADDRESSED TO SUCH PARTY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH PARTY IN ANY SUCH COURT.

(c)                                  Waiver of Venue.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO AGREES THAT FINAL, NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE

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CONCLUSIVE AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURT HAVING JURISDICTION SUCH PARTY OR ANY OF ITS ASSETS.

(d)                                 Bonding.  Each party hereto hereby agrees to waive any requirement for the posting of a bond or for the posting of any security in connection with any such action, suit or proceeding brought pursuant to this Section 6.6.

Section 6.7.                                WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AND CONTROL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Section 6.8.                                Termination.  The obligations of the Grantor pursuant to this Security and Control Agreement shall remain in full force and effect until the earliest to occur of (a) the date on which all the Secured Obligations shall have been paid in full, (b) the date on which the Trust Account shall be transferred to a different securities intermediary as mutually agreed between the Grantor and the Secured Party or (c) the date on which, pursuant to the terms of the Retrocession Agreement, the requirement to maintain a Trust Account ceases to exist (each a “Termination Date”).  Upon the occurrence of the Termination Date, this Security and Control Agreement and the obligations of the Grantor hereunder (other than those expressly stated to survive such termination) shall terminate immediately and, except in the case of a Termination Date described in clause (b) above, the Collateral shall be released from the security interests created hereby, all without delivery of any instrument or performance of any act by any party.

Section 6.9.                                Specific Performance.  Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event that any of the provisions of this Security and Control Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Security and Control Agreement by the other parties hereto and to enforce specifically this Security and Control Agreement and the terms and provisions hereof in any action instituted in accordance with the terms hereof, in addition to any other remedy to which such party may be entitled, at law or in equity.  In the event that any action is brought in equity to enforce the provisions of this Security and Control Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The parties hereto further agree that (i) by seeking the remedies provided for in this Section 6.9, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Security and Control Agreement, including monetary damages in the event that this Security and Control Agreement has been terminated or in the event that the remedies provided for in this Section 6.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 6.9 shall require any party hereto to institute any action for (or limit any party’s right to institute any action for) specific performance under

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this Section 6.9 before exercising any termination right under Section 6.8, nor shall the commencement of any action pursuant to this Section 6.9 or anything contained in this Section 6.9 restrict or limit any party’s right to terminate this Security and Control Agreement in accordance with the terms of Article VI or pursue any other remedies under this Security and Control Agreement that may be available then or thereafter.

Section 6.10.                         Interpretation.  When a reference is made in this Security and Control Agreement to a Section, such reference shall be to a section of this Security and Control Agreement unless otherwise clearly indicated to the contrary.  Whenever the words “include”, “includes” or “including” are used in this Security and Control Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Security and Control Agreement as a whole and not to any particular provision of this Security and Control Agreement.  The meaning assigned to each term used in this Security and Control Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Security and Control Agreement to be executed by their respective corporate officer, thereunto duly authorized, as of the day and year first above written.

BERKSHIRE HATHAWAY LIFE INSURANCE COMPANY OF NEBRASKA,
as Grantor

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY,
as Grantor

By:
Name:
Title:

[Signatures Continue onto Next Page]

Security and Control Agreement Signature Page

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
as Secured Party

By:
	Name:	Mark Parsons
	Title:	Senior Vice President

[Signatures Continue onto Next Page]

Security and Control Agreement Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Intermediary

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Security and Control Agreement Signature Page

EXHIBIT A

FORM OF NOTICE OF EVENT OF DEFAULT

[Securities Intermediary]	[Date]
Attention: [•]

Re:                             Event of Default

Reference is made to the Security and Control Agreement, dated as of February 27, 2013 (the “Security and Control Agreement”), among us, you, Berkshire Hathaway Life Insurance Company of Nebraska, a Nebraska life insurance company, and National Indemnity Company, a Nebraska property and casualty insurance company.

The undersigned gives you notice pursuant to Section 2.6 of the Security and Control Agreement.

You are hereby further instructed to accept instructions and orders from no other person except the undersigned unless otherwise ordered by a court of competent jurisdiction.

Very truly yours,

[•],
as Secured Party

By:
Name:
Title:

cc:  [•]